UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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RANGE RESOURCES CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RANGE RESOURCES CORPORATION Notice of 2018 Annual Meeting

Range Resources Corporation Proxy Statement

Annual Meeting

Wednesday, May 16, 2018
8:00 a.m. Central Time

The Worthington Renaissance Hotel
Bur Oak Room
200 Main Street
Fort Worth, Texas 76102

Meeting Hours:

Registration: 7:00 am
Meeting: 8:00 am

Please vote promptly by:
TELEPHONE	INTERNET	MAIL

marking, signing and returning your proxy or voting instruction card

Range Resources Corporation 100 Throckmorton Street Suite 1200 Fort Worth, Texas 76102	Jeffrey L. Ventura Chairman, President & CEO

April 6, 2018

Dear Range Resources Corporation Stockholders:

On behalf of our Board of Directors, I am pleased to invite you to attend our 2018 annual meeting. The meeting will be held at The Worthington Renaissance Hotel, Bur Oak Room, 200 Main Street, in Fort Worth, Texas 76102 on Wednesday, May 16, 2018 at 8:00 a.m. Central Time.

The matters to be addressed at the meeting are outlined in the enclosed Notice of 2018 Annual Meeting of Stockholders and more fully described in the enclosed Proxy Statement. Our senior executives and representatives of our independent auditor will be present at the meeting to respond to questions. Our 2017 Annual Report is not included with these materials but a copy can be downloaded from our website at www.rangeresources.com or you may request that we mail you a copy by calling our Investor Relations team at 817-869-4258.

MacKenzie Partners, Inc. has been retained to assist us in the process of obtaining your proxy. If you have any questions regarding the meeting or require assistance in voting your shares, please contact them at 800-322-2885 or call them collect at 212-929-5500. Whether or not you expect to attend the meeting, your vote is important. We urge you to vote your shares online at www.proxyvote.com or sign and return the enclosed proxy card at your earliest convenience to ensure that your shares will be represented. You may revoke your proxy at the meeting and vote your shares in person if you wish. Thank you in advance for your prompt response which will reduce our proxy solicitation costs.

Lastly, I will use this opportunity to thank Mary Ralph Lowe for her many years of dedicated service to the Range Resources Corporation Board of Directors and our stockholders. The Board is extremely grateful to Ms. Lowe for her contribution. She will retire effective after the 2018 Annual Meeting.

Sincerely yours,

Jeffrey L. Ventura
Chairman, President & CEO

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Notice of 2018 Annual Meeting of Stockholders

To the Stockholders of Range Resources Corporation:

The 2018 Annual Meeting of Stockholders of Range Resources Corporation (the “Annual Meeting” or the “Meeting”), a Delaware corporation (“Range” or the “Company”), will be held at The Worthington Renaissance Hotel, Bur Oak Room, 200 Main Street, Fort Worth, Texas on Wednesday, May 16, 2018 at 8:00 a.m. Central Time.

The purposes of the meeting, as more fully described in the attached Proxy Statement, are:

●	To elect the ten nominees named in the attached Proxy Statement to our Board of Directors, each for a term expiring at the 2019 annual meeting or when their successors are duly elected and qualified;
●	To consider and vote on a non-binding proposal to approve our executive compensation philosophy (“say on pay”);
●	To consider and vote on a proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm as of and for the fiscal year ending December 31, 2018;
●	To consider and vote on a stockholder proposal requesting disclosure of political spending;
●	If presented, to consider and vote on a stockholder proposal requesting the preparation of a report regarding methane emissions; and
●	To transact any other business properly brought before the meeting.

This notice is being sent to holders of our common stock of record at the close of business on March 23, 2018. Each such holder has the right to vote at the meeting or any adjournment or postponement. The list of stockholders entitled to vote at the meeting will be open to the examination of any stockholder for any purpose relevant to the meeting during normal business hours for ten days before the meeting at our Fort Worth offices. The list will also be available during the meeting for inspection by stockholders.

Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy and return it in the envelope provided or you may vote online at www.proxyvote.com using the control number printed on the proxy. You may revoke your proxy at any time before its exercise and, if you are present at the meeting, you may withdraw your proxy and vote in person.

By Order of the Board of Directors

David P. Poole

Corporate Secretary

April 6, 2018

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Letter from our Lead Independent Director

April 6, 2018

To the Stockholders of Range Resources Corporation:

It is an honor to serve as Lead Independent Director on your behalf. Board members are accountable to stockholders and are responsible for overseeing the strategy, the execution of that strategy, the allocation of capital and ensuring that Range is well-managed and well-governed. Among other things, we oversee the executive compensation programs, the production of financial statements and ensure high-quality disclosures. On behalf of my fellow directors, I want to share some of our key areas of focus:

AN ACTIVE &
ENGAGED BOARD

2017

Active stockholder engagement which included reaching out to 65% of our outstanding shares.

2016

Refreshed Board, recruiting

2 directors;

Implemented pledging and non-hedging policy.

2015

Refreshed Board, recruiting

2 directors & retiring 2 directors;

Implemented proxy access;

Implemented stock ownership

guidelines for officers and directors.

INDEPENDENT BOARD LEADERSHIP

4X+/year

meetings in executive session without management present

20+

committee meetings (all key committees are independent)

Annual

assessment of Board leadership structure

BOARD ACCOUNTABILITY TO INVESTORS

Annual director elections with majority voting standard

+

Proxy access at 3%, 3 years, 20% of Board, up to 20 shareholders can aggregate

+

Annual Board governance review that includes investor views & feedback

+

Periodic independent director meetings with investors

With these bigger-picture topics in mind, as your lead independent director, I speak for the entire Board when I say we are committed to doing all we can to make Range a well-governed, stockholder-focused Company. I encourage you to review the accompanying proxy and to vote your shares. I look forward to continuing to serve our stockholders and thank you for your support.

Sincerely yours,

James M. Funk

Lead Independent Director

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VOTING INFORMATION

We Want to Hear From You — Vote Today

It is important that you vote. Please carefully review the proxy materials for the 2018 Annual Meeting of Stockholders and follow the instructions below to cast your vote on all of the voting matters.

Voting Matters and Board Recommendations

		Board Recommendation	More Information
Proposal 1	Election of Directors	FOR each Nominee	Page 14
Proposal 2	Advisory Vote to Approve Executive Compensation	FOR	Page 62
Proposal 3	Ratification of Independent Auditors	FOR	Page 64
Proposal 4	Vote on Stockholder Proposal	AGAINST	Page 67
Proposal 5	Vote on Stockholder Proposal	AGAINST	Page 69

Advance Voting Methods

Even if you plan to attend the 2018 Annual Meeting of Stockholders in person, please vote right away using one of the following advance voting methods (see page 72 for additional details). Make sure to have your proxy card or voting instruction forms in hand and follow the instructions.

You can vote in advance in one of three ways:

Visit the website listed on your proxy card/voting instruction form to vote VIA THE INTERNET
Call the telephone number on your proxy card/voting instruction form to vote BY TELEPHONE
Sign, date and return your proxy card/voting instruction form in the enclosed envelope to vote BY MAIL

Voting at our 2018 Annual Meeting of Stockholders

All stockholders of record may vote in person at the 2018 Annual Meeting of Stockholders, which will be held on Wednesday, May 16, 2018 at 8:00 a.m., local time, at The Worthington Renaissance Hotel, Bur Oak Room, 200 Main Street, Fort Worth, Texas. If you require directions to attend the meeting in person, please contact our Investor Relations team at (817) 869-4258. Beneficial owners may vote in person at the meeting but ONLY IF THEY HAVE A LEGAL PROXY, as described in the response to question 2 on page 72 of “Proxy Materials and Voting Information.”

Quorum and Adjournments

The presence, in person or by proxy, of stockholders holding a majority of the votes to be cast is necessary to constitute a quorum at the meeting. If a quorum is not present at the meeting, the holders of a majority of the common stock entitled to vote who are present or represented by proxy at the meeting have the power to adjourn the meeting without notice, other than an announcement at the meeting of the time and place of the adjourned meeting, until a quorum is present. In addition, the chairman of the meeting has the power to adjourn the meeting for any reason without notice, other than an announcement at the meeting of the time and place of the adjourned meeting, provided that the adjournment is not for more than 30 days and a new record date is not set. At any such adjourned meeting at which a quorum is present, any business may be transacted that could have been transacted at the original meeting.

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PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider and you should read the entire proxy statement carefully before voting. For more complete information regarding our 2017 performance, please review our Annual Report on Form 10-K for the fiscal year ended December 31, 2017. Page references are supplied to help you find further information in this proxy statement.

Voting Items

Proposals Requiring Your Vote

Corporate Governance Highlights

The Board of Directors is committed to strong corporate governance policies and practice and continually evolving best practices in governance and seeks input on governance matters from Range’s stockholders. Range’s corporate governance highlights, which are discussed in more detail beginning on page 22, include:

Lead independent director;
Independent board committees – Audit, Compensation and Governance and Nominating;
Committee Charters;
Independent Directors meet regularly without management and non-independent director;
Regular board and committee self-evaluation process;
Strong code of ethics;
Annual election of all directors;
Majority Vote Standard – No supermajority voting requirement;
Stockholders have the right to call special meetings;
Stockholders may take action by written consent;
Stockholders right to proxy access;
Board Meetings in 2017: 7;
Standing Board Committees (Meetings in 2017) Audit (6); Compensation (9); Governance and Nominating (2)
90% of Director Nominees are independent; and
There is at least one opportunity, on an annual basis, for at least five of the then ten largest stockholders to meet with the lead independent director, or in the alternative, two or more independent directors.

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Board Nominees (pages 17-21)

				Committee Membership
Name	Age	Director Since	Principal Occupation	Audit	Compensation	Governance and Nominating	Dividend
Brenda A. Cline Independent	57	2015	Chief Financial Officer, Treasurer and Secretary of the Kimball Art Foundation
Anthony V. Dub Independent	68	1995	Chairman of Indigo Capital, LLC
Allen Finkelson Independent	71	1994	Former Partner at Cravath, Swaine & Moore, LLP			Chair
James M. Funk Lead Independent Director	68	2008	Former Senior Vice President of Equitable Resources				Chair
Christopher A. Helms Independent	64	2014	President and Chief Executive Officer of US Shale Energy Advisors LLC
Robert A. Innamorati Independent	70	2016	President of Robert A. Innamorati & Co.
Greg G. Maxwell Independent	61	2015	Former Executive Vice President, Finance and Chief Financial Officer of Phillips 66	Chair
Kevin S. McCarthy Independent	58	2005	Managing Partner for Kayne Anderson Fund Advisors
Steffen E. Palko Independent	67	2016	Associate Professor at Texas Christian University. Former Co-Founder of XTO Energy, Inc.		Chair
Jeffrey L. Ventura	60	2005	Chairman, President and Chief Executive Officer of Range Resources Corporation

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Board Composition Highlights

The Board of Directors annually evaluates the Board’s standing committees and the overall Board to assess, among other things, whether the Board is functioning effectively and possesses the necessary diversity of skills, backgrounds and experiences to meet Range’s needs.

INDEPENDENCE

All of the director nominees are independent, except Mr. Ventura. All standing committees are composed entirely of independent directors, except the dividend committee.

Nominee Independence

TENURE

The average tenure of director nominees is approximately 8 years, which reflects a balance of company experience and new perspective.

5
1
4
0-4
5-9
10+
# of Years of Service

DIVERSITY OF EXPERIENCE

The Board is committed to creating an experienced board with expertise in areas relevant to Range.

Leadership
Industry
Finance
Geoscience/Engineering
Marketing
Technology
10
6
5
3
1
1

DIVERSITY OF AGE

Range director retirement age policy is 75.

55
75
66
Median Age

20%
younger than 60

BOARD ENGAGEMENT

Through their attendance at Board and Committee meetings, Range directors have demonstrated their active engagement and continuing commitment to providing oversight and sound corporate governance.

99%
96%
92%
100%
B
A
C
G

Percent of meetings attended by Directors in 2017

Key:
B = Board Meetings
A = Audit Committee
C = Compensation Committee
G = Governance and Nominating Committee

GENDER DIVERSITY

The Board is committed to achieving a diverse and broadly inclusive membership. 1 of our 10 director nominees is a woman.

10%

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2017 Performance

Range Resources Corporation is a Fort Worth, Texas based independent natural gas, natural gas liquids (“NGLs”) and oil company, engaged in the exploration, development and acquisition of natural gas and oil properties in the United States. Our business objective is to build stockholder value through returns-focused growth, on a per share debt-adjusted basis, of both reserves and production.

Despite the continuing challenging commodity price environment, our senior leadership team continued its focus on our key priorities:

●	Preserve liquidity and improve financial strength;
●	Focus on organic opportunities through disciplined capital investments;
●	High-grade investments based on rate of returns;
●	Improve operational efficiencies and economic returns;
●	Limit capital spending to at or below cash flow; and
●	Attract and retain quality employees whose efforts are aligned with stockholders’ interests.
“Financial results were improved in 2017 with increases in earnings, cash flow, revenues and production compared to 2016. Our focus on our key priorities is the reason we are optimistic about our future.”

Jeffrey Ventura,
Chairman, President & CEO

Financial Accomplishments

In 2017, net income increased by 164% from 2016 and diluted earnings per share increased by 149% from 2016. We believe that several key metrics are reflective of our results in 2017 – daily production volume, average realized prices, total proved reserves, cash unit costs, drill bit finding costs, debt-adjusted production and reserve growth per share, EBITDAX, cash flow growth per share, cash margin per share and recycle ratio. A majority of these areas are among those considered by our Compensation Committee in determining payout of our Annual Cash Incentive Awards and our Long-Term Incentive Equity Awards.

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TOTAL PROVED RESERVES
(BCFE)
9,892
12,072
15,262
2015
2016
2017

COSTS PER MCFE
$2.19
$1.78
$1.68
2015
2016
2017

DRILL BIT FINDING COSTS*
(PER MCFE)
$0.85
$0.36
$0.33
2015
2016
2017
* Excluding acquisitions

PRODUCTION GROWTH PER SHARE
(DEBT ADJUSTED)
14%
4%
0%
2015
2016
2017

RESERVE GROWTH PER SHARE
(DEBT ADJUSTED)
24%
2015
2016
2017
-6%
-6%

EBITDAX
(IN MILLIONS)
$897
$723
$1,103
2015
2016
2017

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Due to the continued low commodity price environment, we took action in both 2016 and 2017 to reduce operating and general and administrative costs. 2016 initiatives included workforce reductions, and in February 2016, the board of directors approved a reduction of our quarterly dividend from $0.04 per share to $0.02 per share. 2017 initiatives included additional workforce reductions. Our capital budget for 2018 is currently $941.2 million.

We believe that demand for our products, especially natural gas, will more closely align with supply in the future and that will drive more economically rational commodity prices. At that time, when economic returns justify it, we expect to be positioned to increase our development of our core operating assets, grow production and reserves and accelerate value creation for our stockholders.

Executive Compensation Overview

In late 2017 and early 2018, following an extensive shareholder engagement initiative, the Compensation Committee made significant changes to better align the compensation program with stockholder interests and long-term strategic objectives.

Mr. Funk, our independent lead director and Mr. Palko, the Chairman of our Compensation Committee, led the stockholder outreach effort, joined by members of senior management. We reached out to stockholders representing 65% of our outstanding shares; these investors were typically our larger stockholders. We held meetings with each stockholder who accepted our invitation to engage. During these conversations, stockholders were invited to provide direct feedback on our current compensation programs. We also spoke with proxy advisory firms that provide vote recommendations to gain insight into their views on our executive compensation programs and address their questions.

While many stockholders had differing views on some of the topics discussed, we received the following feedback:

●	Many indicated support of our compensation and governance practices and took the opportunity to share their views on how we might enhance these practices;
●	A number of our stockholders asked about our commitment to the environment; and
●	In all cases, comments and feedback were shared with members of the Board.

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The following table summarizes the feedback we heard from our investors and the changes we made to our executive pay program in response.

What we heard	How we responded
● Tailor metrics with overall company strategy	● Qualitative overlay of key strategic initiatives including lowering leverage and focusing on environmental, health and safety
● Continue with metrics that make sense	● Maintained quantitative measure such as debt-adjusted per share calculations
● Focus on returns based measures	● Maintained Drilling Rate of Return Metric
● Focus on leverage by reducing debt to EBITDAX ratio as soon as possible	● Added a leverage metric to the Annual Cash Incentive calculation
● Our Peer Group should be revisited	● For 2018, our peer group was revised based on input from our new independent compensation consultant
● What is our commitment to the environment	● For 2018, added a qualitative measure, with a weighting of 15%, addressing health, safety and environmental performance

Specific 2017/2018 changes to the compensation program include:

●	Appointed a new Compensation Committee Chairperson and changed Committee composition;
●	Engaged Longnecker & Associates as our independent compensation consultant who has extensive industry experience;
●	CEO total compensation declined 12% from 2016 to 2017;
●	Held Base Salary flat for the fourth consecutive year;
●	Applied 31% negative discretion to the 2017 Annual Cash Incentive (paid in March 2018), $443,000 below the formulaically determined award;
●	Applied negative discretion to Long-Term Equity Incentives in both 2017 and 2018;
●	CEO Long-Term Incentive Equity Awards granted declined 12% from 2016 to 2017 and declined 13% from 2017 to 2018;
●	Increased performance-based restricted stock component of long-term equity incentive awards from 50% to 60%;
●	No payout of performance-based restricted stock below the 50th payout percentage;
●	Tightened Annual Cash Incentive Award performance targets for finding & development cost and drilling rate of return;
●	Added a new Annual Cash Incentive qualitative measure addressing health, safety, and environmental performance; and
●	Established a new smaller peer group composed of smaller sized companies with operating characteristics more closely aligned to the Company.

The Compensation Committee strives to develop a compensation program designed not only to be consistent with the industry practice but to also attract and retain executives by providing incentives to reward them for performance that supports Range’s long-term strategic objectives.

●	Be highly aligned with stockholder interests;
●	Preserve performance accountability in both strong and weak commodity price environments;
●	Build long-term share ownership;
●	Provide a consistent retention incentive; and
●	Match or exceed prevailing governance standards for performance-based compensation.

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The Compensation Committee decisions in both May 2017 and March 2018 reflect reaction to our declining stock performance and our goal to be aligned with our stockholders. The Annual Cash Incentive for 2017 (paid in March 2018) included negative discretion exercised by the Compensation Committee in the form of a reduction to the award of $443,000 or a 31% reduction of the total payout achieved. The tables below detail our CEO compensation decisions for 2016, 2017 and 2018 (in thousands):

CEO COMPENSATION ELEMENTS FOR 2016, 2017 AND 2018

Consistent with Range’s philosophy on executive compensation, at least 84% of our named executive officers (“NEOs”) compensation is performance–based and can only be realized if Range meets applicable performance goals. The allocation of compensation elements in 2017 to the NEOs is shown below and is based on compensation as reported in the Summary Compensation Table (see page 52).

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ALLOCATION OF COMPENSATION ELEMENTS IN 2017(1)
CHIEF EXECUTIVE OFFICER

ALL OTHER NEO’s(1)

Key Compensation Elements

Base Salary:

●	Reviewed annually
●	Targeted at 50th percentile to increase “at risk” compensation as a percentage of total compensation

Annual Cash Incentive Awards:

●	Awards range from 0% to 240% of target
●	Determined by Compensation Committee based on quantitative metrics

Long-term Incentive Equity Awards:

Performance-Based Restricted Stock (50%)

●	38% based on three-year TSR performance
●	6% based on three-year production debt-adjusted growth per share (PGPS)
●	6% based on three-year reserve debt-adjusted growth per share (RGPS)
●	Payable in stock
●	Payout range from 0% to 150% of target
●	Based on a three-year performance period for TSR
●	Based on annual payout percentages over a three-year period for PGPS and RGPS

Time-Based Restricted Stock (50%)

●	Payable in stock
●	Restricted stock vests 30%, 30%, 40% over three years
●	Based on comparison of actual performance to peer group performance

Status of Previously Granted Performance-Based Restricted Stock Awards

In May 2014, the Compensation Committee granted long-term incentive awards to the NEOs, which were allocated 50% Restricted Stock and 50% Performance-Based Restricted Stock based on a comparative performance of our common stock measured against a predetermined group of peer companies (“TSR-PSUs”), each of which was equivalent to one share of common stock. The TSR-PSUs awards granted in 2014 were payable in shares of common stock from zero to 150% of the target number granted. The performance period began May 2014 and ended May 2017. In May 2017, the Compensation Committee certified Range’s TSR over the performance period, with Range ranking 15th out of 20 companies in the peer group. The formula, according to the terms of the TSR-PSUs award, resulted in a payout of 56%.

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Changes to the Compensation Program in Effect for 2017

In May 2017, the Compensation Committee reviewed the metrics used in evaluating our executives’ compensation. As discussed below, the Compensation Committee:

●	For the third year in a row, all NEOs base salary remained unchanged as of May 2017;
●	Removed the use of Absolute Stock Performance as a metric for Annual Cash Incentive Awards;
●	Added the use of Drilling Rate of Return (with a weighting of 15%) as a metric for Annual Cash Incentive Awards;
●	Added Reserves and Production Growth per share, debt-adjusted, as a performance metric for Long-Term Incentive Awards, based on a forward looking, three-year performance period. As a result, the Long- Term Incentive Awards awarded in 2017 changed to the following mix:

Changes to the Compensation Program in Effect for 2018

Effective for the 2018 compensation period, the Compensation Committee:

●	Moved determination of base salary and long-term incentive grants from May to March to allow for disclosure in the current year proxy;
●	Changed long-term incentive grant mix to 60% Performance-Based Stock and 40% Time-Based Performance Stock;
●	Added a new leverage metric for Annual Cash Incentive defined as debt divided by EBITDAX;
●	Added a new qualitative measure addressing health, safety and environmental performance, with a weighting of 15%, to the Annual Cash Incentives award mix;
●	Tightened targets for both finding and development costs and drilling rate of return for the 2018 Annual Cash Incentive Awards;
●	Determined, for the fourth year in a row, not to increase NEO base salary based on compensation analysis compared to the Compensation Peer Group;
●	Reduced the amount of Long-term Incentive Award values compared to amounts granted in 2017, as detailed below:
	Long-Term Incentive Grant in May 2017	Long-Term Incentive Grant in March 2018	Long-Term Value Decrease	Percentage Decrease
Jeffrey L. Ventura	$6,580,649	$5,727,774	$(852,875)	(13%)
Roger S. Manny	$3,179,160	$2,239,487	$(939,673)	(30%)
Ray N. Walker, Jr.	$3,094,155	$2,239,487	$(854,668)	(28%)
Chad S. Stephens	$1,971,171	$1,584,941	$(386,230)	(20%)
David P. Poole	$1,686,171	$1,276,951	$(409,220)	(24%)
●	Adjusted the maximum payout percentage for TSR-PSUs from 150% to 200%, with no payout below the 50% payout percentage; and
●	Determined that the fair value of certain equity grants will be based on the average trading price of our common stock ten days prior to and inclusive of the date of grant.

Highlights of Executive Compensation Program Policies and Practices

The executive compensation program for the NEOs includes many best practice features that are intended to enhance the alignment of compensation with the interests of Range’s stockholders:

What We Do	What We Don’t Do
Seek stockholder engagement and responsiveness	Grant annual cash bonuses or long-term incentive awards to executive officers that are not subject to clawback
Exercise negative discretion with declining company performance	No individual change-in-control contracts
Majority of NEOs compensation is at risk and performance based, which links pay to performance	No backdating or repricing of stock options
All long-term incentive awards are payable in stock	No employment contracts
Financial performance metrics underlying long-term incentive awards are objective and aligned with stockholders’ interests	No accelerated vesting of equity awards in the event of a change-in-control without a qualifying termination under the Management CIC Plan
Perform annual say-on-pay advisory vote for stockholders	Allow margin, derivatives or speculative transactions, such as hedges, pledges and margin accounts
Maintain robust stock ownership goals for senior executives	No individual supplemental executive retirement arrangements
Engage an independent compensation consultant to advise the committee	Reward executives for excessive, inappropriate or unnecessary risk-taking
Offer minimal use of perquisites
Dedicate time to executive succession planning and leadership development each year
Compensation Peer Groups revised annually

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Pay For Performance

Our executive compensation programs deliver payments aligned with performance achieved and are designed in a way that our performance impacts the realizable pay of our NEOs. The following graph demonstrates this impact on Mr. Ventura’s pay over time. The value shown (in thousands) as of December 31, 2017 represents the annual base salary, the actual bonus paid for each year’s performance, the year-end value of restricted stock and an estimated prevailing value of performance awards (in thousands). The ultimate value of stock-based awards will depend on our future stock price performance, our total shareholder return relative to a defined group of our peers and our performance compared to internal metrics of production and reserve growth per share (debt adjusted).

These graphics emphasize the realizable value of Mr. Ventura’s compensation is strongly aligned with stockholder value.

CEO TOTAL COMPENSATION - DECREASE IN VALUE OF AT LEAST 40%

Values for this illustration was determined with the following:

●	Our closing stock price as of December 31,2017 was $17.06;
●	Our payout percentage, as measured under our performance unit programs for PSU-TSRs as of December 31, 2017 were: 36% for 2015, 0% for 2016 and 0% for 2017; and
●	Our percentage payout assumed for PGPS and RGPS was 92% as of December 31, 2017.

The following graph provides additional detail of estimated value for our TSR-PSUs and the impact on the realizable value of Mr. Ventura’s compensation. Payouts under and the values of these awards have declined compared to grant date value.

CEO TSR - PSUs - DECREASE IN VALUE

(1)	For the award granted in 2014, the value shown is the final value.

Values for this illustration for 2015, 2016 and 2017 were determined with the following:

●	Our closing stock price as of March 23, 2018 was $14.65; and
●	Our payout percentage, as measured under our performance unit programs for PSU-TSRs were: 36% for 2015, 0% for 2016 and 0% for 2017.

Important Dates for 2019 Annual Meeting of Stockholders (page 71)

Stockholders proposals submitted for inclusion in our 2019 proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) must be received by us no later than December 7, 2018.

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PROXY STATEMENT

We are furnishing you this proxy statement to solicit proxies to be voted at the 2018 Annual Meeting of Stockholders of Range Resources Corporation. The meeting will be held at the Worthington Renaissance Hotel, Bur Oak Room, 200 Main Street, Fort Worth, Texas 76102 on May 16, 2018 at 8:00 a.m. Central Time. The proxies also may be voted at any adjournment or postponements of the meeting.

The mailing address of our principal office is 100 Throckmorton Street, Suite 1200, Fort Worth, Texas 76102. We are first furnishing these proxy materials to stockholders on April 6, 2018.

All properly executed written proxies and all properly completed proxies submitted by telephone or internet that are delivered pursuant to this solicitation will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the meeting.

Only owners of record of shares of Range common stock (“Common Stock”) as of the close of business on March 23, 2018, the record date, are entitled to notice of and to vote at the meeting or any adjournments or postponements of the meeting. Each owner of Common Stock on the record date is entitled to one vote for each share of Common Stock held. On March 23, 2018, there were 249,236,194 shares of Common Stock issued and outstanding.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 16, 2018.

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2017 are available at www.rangeresources.com.

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PROPOSAL 1	ELECTION OF DIRECTORS
Nomination and Election of Directors Nominated by the Board

All of our directors are elected to single year terms. As a result, the current term of all our directors expires at the 2018 annual meeting. Based on the recommendation received from the Governance and Nominating Committee, our Board of Directors proposes that each of the nominees, all of whom are currently serving as directors, be elected for a new term expiring at the 2019 annual meeting or when their successors are duly elected and qualified. Each of the nominees has agreed to serve if elected. If any one of them becomes unavailable to serve as a director, our Board of Directors may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by our Board of Directors. Our Board of Directors does not presently contemplate that any of the nominees will become unavailable for election. Ms. Lowe is not standing for re-election. The Company and our directors extend their sincere appreciation for her dedicated service as a member of Range’s Board of Directors.

Required Vote and Recommendation

Because it is an uncontested election of directors, each nominee must receive more votes “for” the nominee than votes cast “against” the nominee in order for the nominee to be elected to the Board of Directors. Under our by-laws, in the event a candidate for the board does not receive more “for” votes than votes “against,” the candidate’s resignation from the Board will be considered by the Governance and Nominating Committee. A properly executed proxy marked “Abstain” with respect to the election of one or more of our directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether a quorum is present. Uninstructed shares are not entitled to vote on this proposal; therefore, broker non-votes will not affect the outcome of this proposal. Proxies cannot be voted for a greater number of persons than the number of nominees named. For the reasons described at the end of each biographical information for each candidate which discusses the skills, qualifications and attributes led the Governance and Nominating Committee to recommend such persons for election to the Board. In the event of a contested election of directors, a nominee would be required to receive a plurality of the votes of the holders of shares of our common stock present in person or by proxy and entitled to vote at the meeting. Under our by-laws, an “uncontested election” is an election in which the number of nominees for director is not greater than the number to be elected and a “contested election” is an election in which the number of nominees for director is greater than the number to be elected.

The Board of Directors recommends a vote FOR all of the nominees

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Director Qualifications

Our Corporate Governance Guidelines contain criteria that apply to nominees recommended by the Governance and Nominating Committee for positions on our Board of Directors. Under these criteria, members of our Board of Directors should:

●	have high professional and personal ethics and values;
●	have broad experience in management, policy-making and/or finance;
●	commit to enhancing stockholder value;
●	have sufficient time to carry out their duties and to provide insight and practical wisdom based on their experience and knowledge;
●	limit their service on other boards of other public companies to a number that permits them, given their individual circumstances, to perform their expected duties; and
●	represent the interests of all stockholders.

Our Board of Directors prefers to have a reasonable number of directors who have experience within the oil and gas industry. Our Board has also adopted a policy with regard to the consideration of diversity in the selection of candidates for the Board of Directors and that policy has been included in the Governance and Nominating Committee’s charter.

Each of the nominees for director is now a member of the Board of Directors, which met seven times during 2017. Each of the nominees for director attended at least 75% of the combined Board and Committee meetings held during the periods served by such nominee in 2017. We have provided below, key attributes, skills and experience that led the Board to conclude that the nominee should serve as a director. The table below summarizes, in no particular order, the primary experiences, qualifications and skills that our nominees for director bring to the Board.

Name	Leadership	Industry	Finance	Geoscience/ Engineering	Marketing	Technology
Brenda A. Cline
Anthony V. Dub
Allen Finkelson
James M. Funk
Christopher A. Helms
Robert A. Innamorati
Greg G. Maxwell
Kevin S. McCarthy
Steffen E. Palko
Jeffrey L. Ventura

Consideration of Stockholder Nominees for Director

The policy of our Governance and Nominating Committee is to consider stockholder nominations for director candidates as described below under “Identifying and Evaluating Nominees for Directors.” In evaluating such nominations and in evaluating the composition of the Board, our Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on our Board of Directors and to address the membership criteria set forth above under “Director Qualifications” including diversity. Any stockholder nominations proposed for consideration by our Governance and Nominating Committee should include the nominee’s name and qualifications for Board of Directors membership, meet the requirements set forth in our by-laws and should be addressed to: Corporate Secretary, Range Resources Corporation, 100 Throckmorton Street, Suite 1200, Fort Worth, Texas 76102.

Identifying and Evaluating Board Nominees for Directors, including Diversity Considerations

Our Governance and Nominating Committee uses a variety of avenues to identify and evaluate director nominees. The Committee regularly assesses the appropriate size of our Board of Directors and whether any vacancies on our Board of Directors are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, our Governance and Nominating Committee considers various potential candidates for the Board of Directors. Candidates may come to the attention of the Committee through current Board members, stockholders or other persons. Candidates may be evaluated at regular or special meetings of the Committee and may be considered at any point during the year.

The Committee also considers any stockholder nominations for candidates for our Board of Directors. Following verification of the stockholder status of persons proposing candidates, recommendations are provided to and considered by our Governance and Nominating Committee at a regularly scheduled meeting, which is generally the first or second meeting before the issuance of the proxy statement for our annual meeting. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials are forwarded to our Governance and Nominating Committee. Our Governance and Nominating Committee also reviews materials provided by other parties in connection with a nominee

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who is not proposed by a stockholder. In evaluating such nominations, our Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on our Board of Directors and evaluates the experience, skills, abilities and qualifications of each candidate and considers the diversity of the current members of the Board. Our Governance and Nominating Committee does not currently expect to use a paid third-party in identifying potential directors but if it does, it is committed to having any such third party seek candidates from both traditional and non-traditional candidate pools, regardless of gender, ethnicity or national origin, as part of the Board’s commitment to consideration of diversity as described in the Company’s Corporate Governance Guidelines and the Committee’s charter. The Governance and Nominating Committee annually assesses the effectiveness of the Company’s diversity policy in connection with the selection of individual candidates for election or re-election to the Board.

Proxy Access

In response to a stockholder proposal submitted to a vote of the Company’s stockholders in May 2015, the Company’s Board of Directors adopted provisions of the Company’s By-Laws to allow a stockholder or group of stockholders that meet certain criteria and requirements to nominate candidates for election to the Board and have such persons included in the Company’s proxy statement. The basic requirements to be met in order to submit a candidate for election to the Board utilizing proxy access are that a stockholder or group of stockholders comprised of no more than 20 unaffiliated stockholders must have owned at least 3% of the outstanding common stock of the Company for at least 3 years in order to submit a nominee. The maximum number of nominees is 20% of the Board or 2 whichever is greater. If you wish to utilize the Company’s proxy access process, you must submit the information required under the By-laws to the Company not less than one hundred and twenty (120) days nor more than one hundred and fifty (150) days prior to the first anniversary of the date that the Company first distributed its proxy statement to stockholders for the previous year’s Annual Meeting (i.e. April 6, 2018). Copies of the Company’s By-laws are available on the Company’s website at www.rangeresources. com or upon request addressed to the Company’s Corporate Secretary. Any questions regarding the Company’s proxy access procedures may be directed to the Company’s Corporate Secretary.

Director Independence

In accordance with applicable laws, regulations, our Corporate Governance Principles and the rules of the New York Stock Exchange (“NYSE”), the Board must affirmatively determine the independence of each director and director nominee. The Governance and Nominating Committee considers all relevant facts and circumstances including, without limitation, transactions during the previous year between Range and the director directly, immediate family members of the director, organizations with which the director is affiliated, and the frequency and dollar amounts associated with these transactions. The Committee then makes a recommendation to the Board with respect to the independence of each director and director nominee. Based on these considerations, the Board determined the following directors are independent:

Brenda A. Cline	Robert A. Innamorati
Anthony V. Dub	Greg G. Maxwell
Allen Finkelson	Kevin S. McCarthy
James M. Funk	Steffen E. Palko
Christopher A. Helms	Jeffrey L. Ventura*
*As CEO of the Company, Mr. Ventura is not independent.

Regular Assessment of Board Composition

The Governance and Nominating Committee regularly assesses the appropriate size and composition of our Board, which incorporates the results of the annual evaluation process. The Committee also considers succession planning for its directors.

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Nominees For Director – Terms Expire 2019
BRENDA A. CLINE
Independent Director Age: 57 Director Since: 2015	Board Committees: ● Audit ● Governance and Nominating

Ms. Cline became a director in July 2015. Ms. Cline currently serves as Chief Financial Officer, Treasurer, and Secretary of the Kimbell Art Foundation, a private operating foundation that owns and operates the Kimbell Art Museum, Fort Worth, Texas. From 1993 until 2013, Ms. Cline also served as a contract author for Thomson Reuters, Fort Worth, Texas. Before 1993, Ms. Cline held various positions with Ernst & Young LLP. Ms. Cline also serves on the board of certain non-profit entities including the Board of Trustees of Texas Christian University and the Pension Fund of the Christian Church. Ms. Cline is a certified public accountant. She received her Bachelor of Business Administration, Accounting degree, summa cum laude, from Texas Christian University.

Current Public Company Directorships: Tyler Technologies; American Beacon Funds; Cushing Closed – End Funds

Public Company Directorships Within the Past Five Years: None

Key Attributes, Skills and Experience

Ms. Cline has extensive experience in a number of areas including accounting and finance. Her experience as a current chief financial officer, her public accounting experience and her work as an independent board member are the primary factors in the Board having elected Ms. Cline as a Director of the Company and for the Governance and Nominating Committee’s recommendation that she be nominated for election.

ANTHONY V. DUB
Independent Director Age: 68 Director Since: 1995	Board Committees: ● Audit ● Compensation

Mr. Dub is Chairman of Indigo Capital, LLC, a financial advisory firm based in New York. Before forming Indigo Capital in 1997, he served as an officer of Credit Suisse First Boston (“CSFB”). Mr. Dub joined CSFB in 1971 and was named a Managing Director in 1981. Mr. Dub led a number of departments during his 26 year career at CSFB including the Investment Banking Department. After leaving CSFB, Mr. Dub became Vice Chairman and a director of Capital IQ, Inc. until its sale to Standard & Poor’s in 2004. Capital IQ is a leader in helping organizations capitalize on synergistic integration of market intelligence, institutional knowledge and relationships. Mr. Dub received a Bachelor of Arts degree, magna cum laude, from Princeton University.

Current Public Company Directorships: None

Public Company Directorships Within the Past Five Years: None

Key Attributes, Skills and Experience

Mr. Dub has significant experience in the financial area and serves as a member of the Company’s Audit and Compensation Committees. Mr. Dub gained his financial expertise from many years of service as an investment banker, having led the Asset Finance, Mortgage Finance, Capital Markets and Investment Banking practices at CSFB at various points in his career. His experience evaluating financial risks as well as his performance as a member of the Company’s Audit and Compensation Committees are significant factors in the Governance and Nominating Committee’s conclusion that he should be nominated as a director.

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ALLEN FINKELSON
Independent Director Age: 71 Director Since: 1994	Board Committees: ● Governance and Nominating (Chair)

Mr. Finkelson was a partner at Cravath, Swaine & Moore LLP from 1977 to 2011, with the exception of the period 1983 through 1985, when he was a managing director of Lehman Brothers Kuhn Loeb Incorporated. Mr. Finkelson joined Cravath, Swaine & Moore, LLP in 1971. Mr. Finkelson earned a Bachelor of Arts from St. Lawrence University and a J.D. from Columbia University School of Law. Mr. Finkelson’s experience in mergers and acquisitions and corporate law brings a unique perspective to the Company’s Board.

Current Public Company Directorships: None

Public Company Directorships Within the Past Five Years: None

Key Attributes, Skills and Experience

Mr. Finkelson practiced law at one of the leading law firms in the country, where he was a partner with over 30 years of experience and where he had significant involvement with a wide range of public company transactions and other corporate issues. Additionally, he has strong knowledge of corporate best practices as a result of his practice as a lawyer in a number of areas, including public company executive compensation and corporate governance. As a result of these skills and abilities, the Governance and Nominating Committee determined to nominate him for election to the Board.

JAMES M. FUNK
Lead Independent Director – Since 2015 Age: 68 Director Since: 2008	Board Committees: ● Compensation ● Dividend (Chair)

Mr. Funk is an independent consultant and producer with over 30 years of experience in the energy industry. Mr. Funk served as Senior Vice President of Equitable Resources and President of Equitable Production Co. from June 2000 until December 2003. Previously, Mr. Funk was employed by Shell Oil Company for 23 years in senior management and technical positions. Mr. Funk has previously served on the boards of Westport Resources (2000 to 2004), and Matador Resources Company (2003 to 2008). Mr. Funk received a B.A. degree in Geology from Wittenberg University, a M.S. in Geology from the University of Connecticut, and a PhD in Geology from the University of Kansas. Mr. Funk is a Certified Petroleum Geologist.

Current Public Company Directorships: Superior Energy Services, Inc.

Public Company Directorships Within the Past Five Years: Sonde Resources Corporation

Key Attributes, Skills and Experience

Mr. Funk was selected to serve as a Director based on his strong technical experience in geology as well as his knowledge of the Appalachian basin where much of the Company’s current exploration is being conducted. He has significant technical expertise in unconventional oil and gas resources and knowledge of oil and gas exploration and development generally as well as reserves determination and reporting in particular as a result of his service at Shell and Equitable Production, one of the leading companies in the Appalachian basin, where he served as President. Mr. Funk has knowledge from his service with Equitable regarding the regulatory, political and environmental arenas in Pennsylvania, where much of the Company’s exploration is currently occurring, and he has a strong background in compensation policies and practices of oil and gas companies including establishing energy industry specific performance based compensation metrics. All of these skills and attributes were considered by the Board in originally selecting Mr. Funk to join the Board in December 2008 and led the Governance and Nominating Committee to nominate him for election to the Board.

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CHRISTOPHER A. HELMS
Independent Director Age: 64 Director Since: 2014	Board Committees: ● Compensation

Mr. Helms has over 39 years of experience in the energy industry, principally in the midstream sector. Mr. Helms is the President and Chief Executive Officer of US Shale Energy Advisors LLC and subsidiaries that own and operate energy midstream and logistics assets. Prior to his retirement in 2012, Mr. Helms was Executive Vice President and Group Chief Executive Officer of NiSource Inc. From 2005 to 2011 he served as Chief Executive Officer and Executive Director of NiSource Gas Transmission and Storage. He has previously served and as a director of the Marcellus Shale Coalition, the Commonwealth of Pennsylvania Marcellus Shale Advisory Commission, as Vice Chair of the Interstate Natural Gas Association of America and Chair of the Southern Gas Association. Mr. Helms received a Bachelor of Arts from Southern Illinois University at Edwardsville and a Juris Doctor from Tulane University School of Law.

Current Public Company Directorships: MPLX GP LLC

Public Company Directorships Within the Past Five Years: Questar Corporation

Key Attributes, Skills and Experience

Mr. Helms was selected to serve as a Director based on his extensive experience in the pipeline, processing and midstream business and his extensive knowledge of the midstream infrastructure in the Appalachian basin where much of the Company’s current exploration is being conducted. Additionally, Mr. Helms served as an executive with several pipeline companies and has experience as a lawyer. All of these skills and attributes led the Governance and Nominating Committee to nominate him for election to the Board.

ROBERT A. INNAMORATI
Independent Director Age: 70 Director Since: 2016	Board Committees: ● Audit

Mr. Innamorati has served as President of Robert A. Innamorati & Co., a private investment and advisory firm, since 1995. Mr. Innamorati served as a member of the board of directors of Memorial Production Partners GP LLC from August 2012 to December 2014 and Memorial Resource Development Corp. from June 2014 to September 2016, where he served as chairman of the audit committee. He also served as president of a private investment company with net assets of $1.5 billion from 2007 until 2012. Mr. Innamorati was part of ownership and served as a board member of the Texas Rangers Baseball Club (MLB) until February 2013, where he served as chairman of the compensation committee and as a member of the finance committee. From 1979 until 1995, Mr. Innamorati held senior positions in investment banking. Mr. Innamorati has also served as a board member for several private companies and as a special agent with the United States Secret Service and received an honorable discharge from the United States Marine Corps Reserves. Mr. Innamorati earned a Bachelor of Science degree in finance and a Master of Business Administration degree from the University of Virginia.

Current Public Company Directorships: None

Public Company Directorships Within the Past Five Years: Memorial Resource Development Corp.

Key Attributes, Skills and Experience

Mr. Innamorati was selected to serve as a Director in connection with the merger of the Company and Memorial Resource Development Corp., where he was an independent member of the board of directors. Mr. Innamorati’s knowledge and experience he gained while serving as a member of the Memorial board along with his significant financial and business experience were the key skills and experience that led the Governance and Nominating Committee to nominate him for election to the Board.

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GREG G. MAXWELL
Independent Director Age: 61 Director Since: 2015	Board Committees: ● Audit (Chair) ● Compensation

Mr. Maxwell became a director in September 2015. Mr. Maxwell served as executive vice president, finance, and chief financial officer for Phillips 66, a diversified energy manufacturing and logistics company until his retirement on December 31, 2015. Mr. Maxwell had over 37 years of experience in various financial roles within the petrochemical and oil and gas industries. Mr. Maxwell served as senior vice president, chief financial officer and controller for Chevron Phillips Chemical Company from 2003 until joining Phillips 66 in 2012. He joined Phillips Petroleum Company in 1978 and held various positions within the comptroller’s group including the corporate planning and development group, the corporate treasury department and downstream business units. He is a certified public accountant and a certified internal auditor. He earned a Bachelor of Accountancy degree from New Mexico State University in 1978.

Current Public Company Directorships: Jeld – Wen Holding, Inc.

Public Company Directorships Within the Past Five Years: DCP Midstream Partners; Phillips 66 Partners LP

Key Attributes, Skills and Experience

Mr. Maxwell’s background includes a significant amount of experience in public company finance and financial reporting and, as a result, he has significant experience with SEC filings required of public companies in the energy business. He serves as the chair of the Company’s Audit Committee and is a member of the Company’s Compensation Committee. Mr. Maxwell’s corporate finance, accounting and financial reporting experience led the Governance and Nominating Committee to conclude that he should be nominated as a director.

KEVIN S. MCCARTHY
Independent Director Age: 58 Director Since: 2005	Board Committees: ● Governance and Nominating

Mr. McCarthy is Co-founder and Managing Partner for Kayne Anderson Fund Advisors (“Kayne Anderson”). Mr. McCarthy is responsible for master limited partnership investments and serves as Chairman and Chief Executive Office of four publicly traded closed end funds for which Kayne Anderson serves as the investment manager and as Chairman of a special purpose acquisition corporation for which an affiliate of Kayne Anderson acts as a sponsor. Mr. McCarthy joined Kayne Anderson Capital Advisors as a Senior Managing Director in 2004 from UBS Securities LLC, where he was global head of energy investment banking. In this role, he had senior responsibility for all of UBS’s energy investment banking activities, including direct responsibilities for securities underwriting and mergers and acquisitions in the energy industry. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. He earned a Bachelor of Arts in Economics and Geology from Amherst College and an MBA in Finance from the University of Pennsylvania’s Wharton School.

Current Public Company Directorships: Kayne Anderson Acquisition Corp.

Public Company Directorships Within the Past Five Years: Oneok Inc.

Key Attributes, Skills and Experience

Mr. McCarthy’s background and experience in the exploration and production business as a result of having served with UBS Securities LLC where he was global head of energy investment banking, his knowledge of the oil and gas commodity markets, his knowledge of compensation practices and risk management in oil and gas companies from his experience both as an investment banker and his management experience at Kayne Anderson where he serves as Chairman and Chief Executive Officer of four closed-end investment funds with an energy focus was viewed by the Governance and Nominating Committee to be of importance to the success of the Company and the basis for the nomination of Mr. McCarthy as a director.

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STEFFEN E. PALKO
Independent Director Age: 67 Director Since: 2016	Board Committees: ● Compensation (Chair)

Mr. Palko was a co-founder of XTO Energy Inc., serving as President and Vice-Chairman from 1986 to 2005, which became the largest independent natural gas producer in the United States in 2009. He currently serves as a Member of the Development Board at the University of Texas at Arlington. Previously, Mr. Palko served as a trustee for the Fort Worth ISD school board, and assumed numerous educational leadership roles at the state and national levels, including chair of the National Assessment of Vocational Education for the United States Department of Education and Commissioner for the U.S. Department of Labor SCANS committee. Mr. Palko earned his Doctorate in Educational Leadership from Texas Christian University where he currently serves as an Associate Professor. He earned his Bachelor of Science in Electrical Engineering from the University of Texas at El Paso.

Current Public Company Directorships: None

Public Company Directorships Within the Past Five Years: None

Key Attributes, Skills and Experience

Mr. Palko was elected to the Board upon the mutual approval of the Company and SailingStone Capital Partners, LLC in accordance with the Voting and Nomination Support Agreement dated August 7, 2016 by and between the Company and SailingStone which, among other things, called for the appointment of a new independent director to the Board who has oil and gas engineering expertise. Mr. Palko’s background and experience in the exploration and production business including his extensive technical background and his experience with XTO Energy led the Board to select and appoint Mr. Palko as a director and for the Governance and Nominating Committee to nominate him for election to the Board.

JEFFREY L. VENTURA
Age: 60 Director Since: 2005	Board Committees: ● Dividend

Mr. Ventura is the Company’s Chairman, President and Chief Executive Officer, having joined Range in 2003 as Chief Operating Officer. Mr. Ventura was named President effective May, 2008, Chief Executive Officer in January 2012 and was named Chairman of the Board effective January 1, 2015. Previously, Mr. Ventura served as President and Chief Operating Officer of Matador Petroleum Corporation which he joined in 1997. Prior to his service at Matador, Mr. Ventura spent eight years at Maxus Energy Corporation where he managed various engineering, exploration and development operations and was responsible for coordination of engineering technology. Previously, Mr. Ventura was with Tenneco Oil Exploration and Production, where he held various engineering and operating positions. Mr. Ventura earned a Bachelor of Science degree in Petroleum and Natural Gas Engineering from the Pennsylvania State University.

Current Public Company Directorships: None

Public Company Directorships Within the Past Five Years: None

Key Attributes, Skills and Experience

Mr. Ventura is a highly experienced oil and gas business executive who has a very deep technical understanding of the development of oil and gas reserves, particularly oil and gas reserves from unconventional resources. Additionally, Mr. Ventura has significant experience in the evaluation and reporting of oil and gas reserves, analysis of producing properties considered for divestiture and management and development of technical human resources. The Governance and Nominating Committee considers having the benefit of the technical management perspective provided to the Board from Mr. Ventura, a Pittsburgh native, as a director highly desirable and beneficial to the long term growth and development of the Company because its exploration and development strategies, especially in the Marcellus Shale play, are important to stockholder value. The Governance and Nominating Committee also believes having the point of view of the Chief Executive Officer represented on the Board is in the best interest of the stockholders and therefore, the committee nominated Mr. Ventura as a candidate for election as a director.

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CORPORATE GOVERNANCE

We are committed to having sound and strong corporate governance principles. We believe having such principles and using them in the daily conduct of our business is essential to running our business efficiently and to maintaining our integrity in the marketplace and among the Company’s various constituents, including the public and you, our stockholders. The Board continually reviews evolving best practices in governance and seeks input from Range’s stockholders through our ongoing stockholder engagement program. Our website contains a number of documents, available free of charge, that are helpful to your understanding of our corporate governance practices including:

●	Corporate Governance Guidelines;
●	Certificate of Incorporation;
●	By-laws;
●	Board Committee Charters;
●	Code of Business Conduct and Ethics and information about how to report concerns.

A summary of key governance highlights are noted below:

Director retirement age of 75	Code of business conduct and ethics
Ability of stockholders to act by written consent	Corporate governance guidelines
Ability of stockholders to call special meetings	Stockholders have the right to proxy access
Majority voting for directors	Board and Audit Committee risk oversight
Annual Election of all directors	Compensation risk assessment
Independent lead director	Review of related party transactions
Diverse board skills and experience	Non-hedging and pledging policies
Annual board, committee and director evaluations	Clawback policy
Stockholder outreach to 65% of outstanding shares in 2017	Management and director stock ownership guidelines

Board Leadership Structure

Our CEO serves as the Chairman of the Board. An independent director serves as the Board’s Lead Director, with broad authority and responsibility over Board governance and operations.

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Why our Board Leadership is Appropriate for Range. While the Company acknowledges that having an officer of the Company as Chairman can present an issue for some companies or some boards, the Company, the Governance and Nominating Committee and the Board do not believe there is any material corporate governance benefit to limiting the position of Chairman of the Board to the non-management directors or only independent directors. The Board considered the advantages and disadvantages to the election of the current CEO to the position of Chairman and determined that it was in the best interest of the Board and the Company to elect Mr. Ventura as Chairman. The Board considered, among other factors, the fact that the Chairman of the Board does not have any enhanced rights as a director, but has the same voting authority as all other directors and the role of Chairman is principally that of presiding at Board meetings and taking the initiative on establishing the proposed agenda for Board meetings, which is a role senior management of the Company would play a significant part in regardless of which director serves as Chairman. Further, the Board has maintained a Lead Independent Director and among the expectations for the Lead Independent Director is for that individual to be involved in setting the agenda for Board meetings as well as facilitating regular communications between the independent members of the Board and the Chairman with regard to their interest in having particular issues or topics addressed in a Board meeting. As a result, input from the independent members of the Board is consistently and regularly considered in developing the Board’s agenda regardless of the Director who serves as Chairman. Additionally, the Board has established a Board calendar which includes a number of regular agenda items to ensure that the Board spends an appropriate amount of time considering the key matters which are important to the growth and development of the Company at regular and established intervals. As a result of these various factors, the Company does not believe there is any corporate governance enhancement or benefit to the Company or its stockholders if it were to require that the Chairman be elected from the non-management or independent members of the Board. Further, the Company has received input from a number of stockholders with large ownership positions in the Company expressing support for Mr. Ventura’s service as Chairman.

Accordingly, the Board may elect as Chairman any member of the Board, including the CEO as the Board did for 2017. The Company’s Corporate Governance Guidelines ensure that the non-management directors have a Lead Independent Director to chair executive sessions of the Board and to assist with interface between the Chairman and the independent directors when a non-independent director is elected Chairman. Additionally, as previously described, all of the directors of the Company regularly communicate with the Chairman and each other resulting in communication by and among the independent and management members of the Board to facilitate the appropriate functioning of the Board and its committees.

How we select the Lead Director. The Nomination and Governance Committee considers feedback from the current lead director, our Board members and the chairman and then makes a recommendation to the Board’s independent directors. Acting on this recommendation, the independent directors elect the lead director. Jim Funk was elected as lead director in 2017, a position he has held since 2015.

The Lead Director Role. The lead director focuses on optimizing the Board’s processes and ensuring that it is prioritizing the right matters. Specifically, the lead director has the following responsibilities (and may also perform other functions the Board may request):

●	Board leadership – provides leadership to the Board in any situation where the Chairman’s role may be, or may be perceived to be, in conflict and also, chairs meetings when the Chairman is absent;
●	Leadership of independent director meetings – leads independent director meetings, which take place at least four times per year;
●	Additional meetings – calls additional Board or independent director meetings as needed;
●	Chairman – independent director liaison – regularly meets with the Chairman and serves as a liaison between the Chairman and the independent directors;
●	Board discussion items – works with the Chairman to propose schedule of discussion items for the Board;
●	Board agenda, schedule & information – approves the agenda schedule and information sent to directors for Board meetings;
●	Board leadership structure review – oversees the Board’s periodic review and evaluation of its leadership structure; and
●	Chairman evaluation – leads the annual evaluation of the Chairman.

Board of Directors

Attendance. The Board of Directors met seven times in 2017. Each director attended at least 75% of the meetings held by the Board and the committees on which he or she served during the year. Directors are expected to attend all meetings of stockholders, the Board and the committees which they serve. Mr. Funk, our lead independent director, also attends committee meetings he is not a member of, including the Audit Committee. All of our directors attended the 2017 Annual Meeting of Stockholders.

Independence of Directors. Our Board of Directors has considered the issue of director independence and determined that, except for Mr. Jeffrey L. Ventura, our current Chairman, President & Chief Executive Officer, none of the current directors standing for election, specifically, Brenda A. Cline, Anthony V. Dub, Allen Finkelson, James M. Funk, Christopher A. Helms, Robert A. Innamorati, Greg G. Maxwell, Kevin S. McCarthy and Steffen E. Palko, have a material relationship with our Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) and each of these directors is independent within the meaning of our director independence standards. Our director independence standards are included in our Code of Business Conduct and Ethics, available under the Corporate Governance section of our website at www.rangersources.com. Our director independence standards reflect the standards required by the NYSE, and SEC rules as currently in effect. Furthermore, our Board of Directors has determined that each of the current members of each of the committees has no material relationship with us (directly or as a partner, stockholder or officer of an organization that has a relationship with us) and is “independent” within the meaning of our director independence standards.

Executive Sessions of Non-Employee Directors. Non-employee directors ordinarily meet in executive session without management present at most regularly scheduled Board meetings and may meet at other times at the discretion of the Lead Independent or at the request of any non-employee directors.

Review and Approval of Related Person Transactions. Our Governance and Nominating Committee Charter includes a provision regarding the review and approval of related person transactions. Our Governance and Nominating Committee is charged with reviewing transactions which would require disclosure under our filings under the Exchange Act, and related rules, as a related person transaction, and making a recommendation to our Board of Directors regarding the initial authorization or ratification of any such transaction. If our Board of Directors considers ratification of a related person transaction and determines not to ratify the transaction, management is required to make all reasonable efforts to cancel or annul such transaction.

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In determining whether or not to recommend the approval or ratification of a related person transaction, our Governance and Nominating Committee will consider the relevant facts and circumstances including, if applicable:

●	whether there is an appropriate business justification for the transaction;
●	the benefits that accrue to us as a result of the transaction;
●	the terms available to unrelated third parties entering into similar transactions;
●	the impact of the transaction on a director’s independence (in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer);
●	the availability of other sources for comparable products or services;
●	whether it is a single transaction or a series of ongoing, related transactions; and
●	whether entering into the transaction would be consistent with our Code of Business Conduct and Ethics.

No related person transaction in an amount exceeding $120,000 occurred during 2017.

Code of Business Conduct and Ethics. We have a written Code of Business Conduct and Ethics which is applicable to all of our directors and employees including our principal executive officer and our principal financial officer. We intend to post amendments to and waivers, if any, from our code of ethics (to the extent applicable to our principal executive and financial officers and directors) on our website at www.rangeresources.com under the section titled “Corporate Governance.” The latest change to our Code of Business Conduct and Ethics was posted February 20, 2013. The Code of Business Conduct and Ethics was reviewed by our Board of Directors and our Governance and Nominating Committee in 2017.

Risk Oversight by the Board

A summary of the allocation of general risk oversight function among management, the Board and its Committees is as follows:

The Board’s role in risk oversight recognizes the multifaceted nature of risk management. It is a control and compliance function, but it also involves strategic considerations in normal business decisions, finance, security, cybersecurity, safety, health and environmental concerns.

The Board has empowered its Committees with risk oversight responsibilities. However, the Board retains the oversight of environmental, health and safety issues and any related social concerns rather than delegating that responsibility to a Committee of the Board. Each of the Committees meets regularly with management to review, as appropriate, compliance with existing policies and procedures and to discuss change or improvement that may be required or desirable.

The Audit Committee plays a central role in the Board’s oversight of internal risks, by evaluating the Company’s financial reporting, by supervising the internal audit function, interfacing with the independent auditor, regularly communicating with the Chief Financial Officer and other members of management, monitoring the Company’s compliance programs, including the Company’s third party anonymous hotline for the notification of compliance concerns, supervising the investigation of any alleged financial fraud, monitoring the Company’s internal risk forums and the Company’s enterprise risk management program (the responsibility for which the Audit Committee shares with the Board). The Compensation Committee considers the possible risk implications of the Company’s various compensation programs and plans and monitors the elements of such compensation programs so that risk in the behavior of the employees of the Company, including our NEOs, is considered in such policies and programs. The Governance and Nominating Committee is responsible for the oversight of the Company’s governance processes and monitors those processes, including the Company’s Code of Business Conduct and Business Ethics, compliance function, Board Committee Charters and Board annual evaluations, to evaluate their effectiveness in avoiding the creation of risk to the Company and providing for proper and effective governance of the Company.

While the Board and its committees oversee risk management, Range management is responsible for managing risk. We have a robust enterprise risk management process for identifying, assessing and managing risk and monitoring risk mitigation strategies. Our Chief Operating Officer and a committee of officers and senior managers work across the business to manage each enterprise level risk and to identify emerging risks.

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Board Committees

Our audit committee, compensation committee and governance and nominating committee is composed of independent directors. The primary responsibilities of the committees are described below. From time to time, the Board of Directors delegates additional duties to the standing committees.

Audit Committee	Meetings in 2017: 6
Members: Greg Maxwell (Chair), Brenda Cline, Anthony Dub, Robert Innamorati
Primary Responsibilities

●  prepares the Audit Committee report for inclusion in the annual proxy statement;

●  annually reviews our Audit Committee charter and our Audit Committee’s performance;

●  appoints, evaluates and determines the compensation of our independent registered public accounting firm;

●  reviews and approves the scope of the annual audit; the audit fee and the financial statements;

●  reviews our disclosure controls and procedures;

●  reviews our internal audit functions;

●  reviews our corporate policies with respect to financial information and earnings guidance;

●  oversees any investigations into complaints concerning financial matters; and

●  reviews any risks that may have a significant impact on our financial statements.

The Audit Committee members are independent within the meaning of the listing standards of the NYSE, SEC regulations and our Corporate Governance Guidelines and are financially literate. The Board has determined that Mr. Maxwell is the “audit committee financial expert” within the meaning of the SEC’s regulations. In addition, the other members of the committee, namely Ms. Cline, Mr. Dub and Mr. Innamorati, all qualify as a “financial expert” under the applicable standards.

Compensation Committee	Meetings in 2017: 9
Members: Steffen Palko (Chair), Anthony Dub, James Funk, Christopher Helms, Greg Maxwell
Primary Responsibilities

●  discharges our Board of Director’s responsibilities to compensation of our executives and directors;

●  produces an annual report on executive compensation for inclusion in our proxy statement;

●  provides oversight of our compensation structure, including our equity compensation plans and benefits programs

●  reviews and provides guidance on our human resource programs;

●  provides guidance on succession planning for our senior management;

●  retains and approves the terms of the retention of any compensation consultants and other compensation experts;

●  evaluates human resources and compensation strategies and oversees our total incentive compensation program including considering the risks associated with such programs;

●  reviews and approves objectives relevant to executive officer compensation and evaluates performance;

●  determines the compensation of executive officers in accordance with those objectives;

●  approves and amends our incentive compensation and equity award or share-based payment program (subject to stockholder approval, if required);

●  recommends director compensation to our Board of Directors;

●  monitors director and executive stock ownership; and

●  annually evaluates its performance and its charter.

All of the members of our Compensation Committee are independent within the meaning of the listing standards of the NYSE, SEC regulations and our Corporate Governance Guidelines. The report of our Compensation Committee is included in this Proxy Statement. The Compensation Committee’s Charter was prepared by the Compensation Committee and approved by the Governance and Nominating Committee and the Board of Directors.

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Governance and Nominating Committee	Meetings in 2017: 2
Members: Allen Finkelson (Chair), Brenda Cline, Mary Ralph Lowe*, Kevin McCarthy
Primary Responsibilities

● identifies individuals qualified to become directors (including receiving and considering stockholder suggested nominees) consistent with criteria approved by our Board of Directors;

●  oversees the organization of our Board of Directors to discharge our Board of Directors’ duties and responsibilities property and efficiently;

●  reviews, when necessary, any potential Related Person Transaction of our Company;

●  identifies best practices and recommends corporate governance principles to our Board of Directors, including giving proper attention and making effective responses to stockholder concerns regarding corporate governance;

●  annually assesses the size and composition of our Board of Directors including the diversity of the Board;

* Through May 16, 2018.

●  develops membership qualifications for our Board committees;

●  determines director independence;

●  monitors compliance with our Board of Directors and our Board committee membership criteria;

●  annually reviews and recommends directors for election to the Board;

●  reviews governance-related stockholder proposals and recommends our Board of Directors’ response; and

●  oversees the evaluation of our Board of Directors and management, including succession.

All of the members of the Governance and Nominating Committee are independent within the meaning of the listing standard of the NYSE, SEC regulations and our Corporate Governance Guidelines.

Dividend Committee
Members: James Funk (Chair), Jeff Ventura
Primary Responsibilities
● The Dividend Committee is authorized to declare and set the record and payment dates of dividends in accordance with Board of Directors’ directives and established dividend policy.

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Director Compensation

Directors who are company employees do not receive any separate compensation for service on the Board of Directors or committees of the Board. Director compensation is set by the Compensation Committee after working with its independent compensation consultants and a review of a peer group of companies (the “Peer Group”). The Compensation Committee generally approves compensation for directors just prior to the Board of Directors’ meeting following the election of directors at the annual meeting of stockholders. Compensation arrangements for directors are effective with each election to the Board of Directors at the annual meeting. In the past several years, the Compensation Committee has also approved the payment of annual stock awards to the directors for a portion of their overall director compensation.

Since director long-term equity incentive awards are granted upon director elections at the annual meeting, the timing of director long-term equity incentive awards is not a subjective matter. Annual stock awards are fully vested upon grant and the amounts shown in the 2017 Director Compensation table reflect the grant date fair value of the awards granted during calendar year 2017 (May 2017 for all Directors who were elected at the Annual Stockholder Meeting). Certain directors may voluntarily elect to defer all or a portion of their cash fees in our Active Deferred Compensation Plan. Directors have the power to change their tracking investment options in the Deferred Compensation Plans among the funds listed on page 57.

2017 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash	Stock Awards	Total
(a)	(b)	(c)	(h)
Brenda A. Cline	$75,000	$224,990	$299,990
Anthony V. Dub	$75,000	$224,990	$299,990
Allen Finkelson	$75,000	$224,990	$299,990
James M. Funk	$105,000	$224,990	$329,990
Christopher A. Helms	$75,000	$224,990	$299,990
Robert A. Innamorati	$75,000	$224,990	$299,990
Greg G. Maxwell	$75,000	$224,990	$299,990
Kevin S. McCarthy	$75,000	$224,990	$299,990
Steffen E. Palko	$75,000	$224,990	$299,990

Columns (d), (e), (f) and (g) covering stock appreciation rights (“SARs”), Non-Equity Incentive Plan Compensation, Changes in Pension Values and all other Compensation, respectively, have been deleted from the SEC-prescribed table format because the directors do not receive any such compensation.

The following table reflects the compensation arrangements for the last three fiscal years. Director compensation was reviewed by the Compensation Committee just prior to the 2017 annual meeting, at which time the Compensation Committee established the compensation arrangements for the 2017 – 2018 director term. Director Compensation for the 2018 – 2019 term will be determined at the Board meeting in May 2018, at which time the Board will consider the Company’s financial performance and the effect of the commodity price environment in which the Company is operating.

The Compensation Committee has not awarded additional fees to the Chairs of the Audit, Compensation or Governance and Nominating Committee other than the retainer fees paid to all directors. After a discussion with the Board of Directors, the Compensation Committee concluded that the preparation time for each meeting and carrying out each committee’s responsibilities generally was shared by all the directors on the committee. In addition, because the Chair responsibilities were shared among the directors as a whole, the Compensation Committee determined that no special fees associated with chairing a committee would be granted. The Board, based on a recommendation of the Compensation Committee, has awarded the Lead Independent Director an additional $30,000 per year for a total of $105,000 per year. In May 2016, the cash fee for each meeting was discontinued.

	Rates in Effect
Non-Employee Director Forms of Compensation*	2017 – 2018 Term		2016 – 2017 Term		2015 – 2016 Term
Chairman Cash Annual retainer	$	*	$	*	$	*
Lead Independent Director Cash Annual retainer		$105,000		$105,000		$70,000
Non-Employee Director Cash Annual retainer		$75,000		$75,000		$50,000
Board or Committee cash fee for each meeting		$–		$–		$1,000
Annual stock awards each		8,996		6,455		4,284
Grant date fair value of annual stock awards (per share)		$25.01		$38.73		$58.35

* Not payable to Mr. Ventura.

The Governance Committee continues to monitor the activities and time responsibilities of each director to determine if a change in circumstances would warrant a change in the director fee structure. The directors are reimbursed for their travel and out-of-pocket expenses in connection with their duties as a director. In addition, the directors are allowed to participate in our Deferred Compensation Plan but their deferrals do not qualify for our Company match. We do not provide to directors any of the following: any legacy awards or charitable awards programs for directors upon retirement, tax reimbursement arrangements, payments in connection with a Change in Control, securities or products purchased at a discount or life insurance arrangements. Subject to the approval of the Board of Directors, we pay for spouses to accompany our directors to certain Board of Director meetings and functions. There were no such events in 2017.

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Compensation Committee Interlocks and Insiders Participation

The Compensation Committee of our Board of Directors at fiscal year ended December 31, 2017, consisted of Messrs. Dub, Funk, Helms, Maxwell and Palko. None of the members of the Compensation Committee were at any time during 2017 an officer or employee of the Company. None of our executive officers serve as a member of board of directors or a compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Stock Ownership-Directors, Management and Certain Beneficial Owners

The following table shows, as of March 23, 2018, the number of shares of common stock “beneficially owned,” as determined in accordance with Rule 13d-3 under the Exchange Act, by the directors, the NEOs, and all senior executive officers and directors, as a group:

	Number of Common Shares Beneficially Owned					Shares in	Total
	Shares Directly Owned	Shares in IRA/ 401(k) Accounts	SARs(a)	Shares Owned by Family(b)	Percent of Class	Deferred Compensation Plans	Common Shares Controlled	Percent of Outstanding Shares
Brenda A. Cline	11,063	—	—	—	*	8,996	20,059	*
Anthony V. Dub	96,000	—	—	—	*	15,451	111,451	*
Allen Finkelson	75,000	—	—	—	*	25,178	100,178	*
James M. Funk	11,722	—	—	—	*	33,825	45,547	*
Christopher A. Helms	26,927	—	—	—	*	—	26,927	*
Robert A. Innamorati	21,875	—	—	—	*	13,449	35,324	*
Greg G. Maxwell	22,207	—	—	—	*	—	22,207	*
Kevin S. McCarthy	23,897	—	—	—	*	46,770	70,667	*
Steffen E. Palko	61,267	—	—	—	*	—	61,267	*
Jeffrey L. Ventura	351,282	3,504	—	—	*	696,161	1,050,947	*
Roger S. Manny	128,946	2,109	—	—	*	383,210	514,265	*
Ray N. Walker, Jr.	67,583	6,239	—	—	*	221,812	295,634	*
Chad L. Stephens	128,346	12,594	—	64,279	*	159,384	364,603	*
David P. Poole	17,647	7,553	—	—	*	135,893	161,093	*
All directors and senior executive officers as a group (18 individuals)	1,092,447	38,164	—	69,103	*	1,994,580	3,194,294	1.3%
*	Less than one percent
(a)	Includes shares that may be purchased under currently exercisable SAR awards or SAR awards exercisable within 60 days.
(b)	Individuals disclaim beneficial ownership.

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Security Ownership of Certain Beneficial Owners

The following table reflects the beneficial ownership of our common stock based upon the 249,236,194 common shares outstanding as of March 23, 2018 by each person known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock. Unless otherwise indicated, to our knowledge, each stockholder has sole voting and dispositive power with respect to the securities beneficially owned by that stockholder and no such securities were subject to a pledge.

	Common Stock
Name and address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class	Sole Voting Shares	Shared Voting Shares	Sole Investment Shares	Shared Investment Shares
SailingStone Capital Partners LLC One California Street, 30th Floor San Francisco, CA 94111	35,832,571	(1)	14.4%	35,832,571	–	35,832,571	–
The Vanguard Group 100 Vanguard Blvd Malvern, PA 19355	24,881,422	(2)	10.02%	316,237	64,798	24,529,685	351,557
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	13,517,305	(3)	6.3%	13,517,305	–	15,543,212	–
State Street Corporation State Street Financial Center One Lincoln Street Boston, MA 02111	15,530,948	(4)	6.26%	–	15,530,948	–	15,530,948
Stelliam Investment Management, LP 12 East 49th Street, 22nd Floor New York, New York 10017	12,512,500	(5)	5.0%	12,512,500	–	12,512,500	–
(1)	Based on Schedule 13G/A filed with the SEC dated February 6, 2018.
(2)	Based on Schedule 13G/A filed with the SEC dated February 12, 2018.
(3)	Based on Schedule 13G/A filed with the SEC dated January 29, 2018.
(4)	Based on Schedule 13G filed with the SEC dated February 14, 2018.
(5)	Based on Schedule 13G filed with the SEC dated February 13, 2018.
Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our common stock, to file reports of ownership of, and transactions in, our common stock with the SEC. Such directors, executive officers and 10% stockholders are also required to furnish us with copies of all Section 16(a) reports they file. We believe that during 2017 all such reporting persons complied with all Section 16(a) reporting requirements applicable to them.

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EXECUTIVE COMPENSATION

A Message from the Compensation Committee

The primary role of the Compensation Committee is to serve the Board of Directors in an independent advisory role, providing insight as it pertains to Range’s executive compensation programs, while always representing the best interests of the Company’s shareholders and maintaining our fiduciary responsibilities. In addition, the Committee is responsible for establishing performance measures and specific targets, as well as evaluating the executives’ performance against those goal and objectives in conjunction with the determination of their compensation awards in order to link pay and performance. In its capacity, the Committee is responsible for functioning both in a strategic role and in an administrative capacity.

In 2017, the Board and Compensation Committee oversaw a shareholder engagement program to identify potential areas of adjustment and shareholder disconnect. We heard shareholder views about Range’s business strategy, compensation plans and incentive program design, all considering the continued historically low commodity price environment. Overall, investor feedback was positive regarding our executive compensation program and its link between executive pay and performance. As part of this outreach program the Compensation Committee took steps to assure shareholder alignment with our executive compensation program; specifically, the Committee established metric adjustments to our annual incentive plan to more closely align with the feedback from our shareholders.

The Compensation Committee believes the compensation of our Named Executive Officers should be linked to shareholder value. Based on this philosophy, the Compensation Committee has taken steps to assure continued alignment to shareholders in 2017 and leading into 2018. Specifically, we awarded no salary increases to our executive officers in 2017 or 2018, applied negative discretion to the formulaic bonus results for 2017 due to shareholder returns lower than desired, and revised our long-term incentive program to further incentivize for returns to our shareholders.

We want to express our dedication to maintaining an open dialog with shareholders, soliciting and considering your input and comments, with a further commitment to enhance our corporate governance program as appropriate. We very much value your continued support, trust and confidence you have placed in us.

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (CD&A) describes the material elements, objectives, and principals of Range’s executive compensation program, compensation decisions made in 2017 and 2018 (through the date of this proxy filing) and the factors the Compensation Committee considered in making those decisions.

For 2017, our named executive officers, or NEOs were:

Named Executive Officer	Officer Since	Title
Jeffrey L. Ventura	2003	Chairman, President and Chief Executive Officer
Roger S. Manny	2003	Executive Vice President – Chief Financial Officer
Ray N. Walker, Jr.	2010	Executive Vice President – Chief Operating Officer
David P. Poole	2008	Senior Vice President – General Counsel and Corporate Secretary
Chad L. Stephens	1990	Senior Vice President – Corporate Development

The 2017 Compensation of these NEOs is explained in the following sections and in the compensation tables and related disclosures under “Executive Compensation Tables” (beginning on page 52) that follows this CD&A. This CD&A is divided into five sections:

1	EXECUTIVE SUMMARY	31
2	STOCKHOLDER ENGAGEMENT AND RESPONSIVENESS	34
3	HOW WE DETERMINE EXECUTIVE COMPENSATION	36
4	2017 COMPENSATION PROGRAM	38
5	2018 COMPENSATION PROGRAM	47
6	COMPENSATION POLICIES AND PRACTICES	49

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1	EXECUTIVE SUMMARY

Financial Accomplishments

Range is a Texas-based independent natural gas, NGLs and oil company, engaged in the exploration development and acquisition of natural gas and oil properties in the United States. Our principal areas of operation are the Marcellus Shale in Pennsylvania and the Lower Cotton Valley formation in Louisiana.

In 2017, net income increased 164% from 2016 and diluted earnings per share increased 149% from 2016. We believe that several key metrics are reflective of our positive results in 2017 – daily production volume, average realized prices, total proved reserves, cash unit costs, drill bit finding costs, debt-adjusted production and reserve growth per share, EBITDAX, cash flow per share, cash margin per share and recycle ratio. A majority of these areas are among those considered by our Compensation Committee in determining payout of our Annual Cash Incentive Awards and our Long-Term Incentive Equity Awards.

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TOTAL PROVED RESERVES
(BCFE)
9,892
12,072
15,262
2015
2016
2017

COSTS PER MCFE
$2.19
$1.78
$1.68
2015
2016
2017

DRILL BIT FINDING COSTS*
(PER MCFE)
$0.85
$0.36
$0.33
2015
2016
2017

* Excluding acquisitions

PRODUCTION GROWTH PER SHARE
(DEBT ADJUSTED)
14%
4%
0%
2015
2016
2017

RESERVE GROWTH PER SHARE
(DEBT ADJUSTED)
24%
2015
2016
2017
-6%
-6%

EBITDAX
(IN MILLIONS)
$897
$723
$1,103
2015
2016
2017

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Our Business Objective and Strategy

Our overarching business objective is to build stockholder value through returns – focused growth, on a per share debt-adjusted basis, of both reserves and production. Our strategy to achieve our business objective is to economically develop reserves and production through internally generated drilling projects coupled with occasional acquisitions and divestitures of non-core assets. In addition, we expect to limit capital spending to at or below cash flow. Our strategy requires us to make significant investments and financial commitments in technical staff, acreage, seismic data, drilling and completion technology and gathering and transportation arrangements to build drilling inventory and market our products. Our strategy has the following key elements:

●	Commit to environmental protection and worker and community safety;
●	Concentrate in core operating areas;
●	Maintain a multi-year drilling inventory;
●	Focus on cost efficiency;
●	Maintain a long-life reserve base;
●	Market our products to a large number of customers in different markets under a variety of commercial terms;
●	Maintain operational and financial flexibility; and
●	Provide employee equity-ownership and incentive compensation.

These elements are primarily anchored by our interests in the Marcellus Shale located in Pennsylvania. Complementing this growth area, we have natural gas, crude oil and condensate and NGLs production activities in the Lower Cotton Valley in North Louisiana.

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2016-2017 Key Accomplishments

●	Reduced total costs per mcfe in 2016 by greater than 18% compared to 2015 levels and more than 5% in 2017 compared to 2016 levels;
●	Implemented innovative ways to enhance margins;
●	Produced 2.0 Bcfe per day in 2017 compared to 1.5 Bcfe per day in 2016 and 1.4 Bcfe per day in 2015 primarily attributable to the Marcellus Shale;
●	Increased proved reserves 3.2 Tcfe in 2017 compared to an increase of 2.2 Tcfe in 2016, primarily attributable to the Marcellus Shale. In 2017, proved reserves were 55% proved developed reserves and 67% natural gas; and
●	As of December 31, 2017, we had approximately $507.6 million of liquidity.

2018 Strategic Priorities

●	Preserve liquidity, improve financial strength and reduce leverage;
●	Focus on organic opportunities through disciplined capital investments;
●	High-grade development based on rates of returns;
●	Improve operational efficiencies and economic returns;
●	Limit capital spending to at or below cash flow; and
●	Attract and retain quality employees whose efforts are aligned with stockholders’ interests.
2	ENGAGEMENT AND RESPONSIVENESS TO STOCKHOLDERS

The Board and management were disappointed with the outcome of last year’s say-on-pay vote, which was only 68.75% favorable. Our relationship with our stockholders is an integral part of our corporate governance practices. In addition to our customary participation at industry and investor conferences, road shows and meetings, we held meetings to better understand the views of stockholders on a range of topics including compensation, governance practices and business strategy. The Compensation Committee and management undertook a year-long review of our entire compensation program with input from the Board’s independent compensation consultant. This review included direct engagement with our stockholders to ensure full understanding of their perspectives and their feedback was incorporated into the Compensation Committee’s deliberations and decisions in March 2018.

Mr. Funk, our independent lead director and Mr. Palko, the Chairman of our Compensation Committee, led the stockholder outreach effort, joined by members of senior management. We reached out to stockholders representing 65% of our outstanding shares; these investors were typically our larger stockholders. We held meetings with each stockholder who accepted our invitation to engage. During these conversations, stockholders were invited to provide direct feedback on our current compensation programs. We also spoke with proxy advisory firms that provide vote recommendations to gain insight into their views on our executive compensation programs and address their questions.

While many stockholders had differing views on some of the topics discussed, we received the following feedback:

●	Many indicated support of our compensation and governance practices and took the opportunity to share their views on how we might enhance these practices;
●	A number of our stockholders asked about our commitment to the environment; and
●	In all cases, comments and feedback were shared with members of the Board.

The following table summarizes the feedback we heard from our investors and the changes we made to our executive pay program in response.

What we heard			How we responded
●	Tailor metrics with overall company strategy	●	Qualitative overlay of key strategic initiatives including lowering leverage and focusing on environmental, health and safety
●	Continue with metrics that make sense	●	Maintained quantitative measure such as debt-adjusted per share calculations
●	Focus on returns based measures	●	Maintained Drilling Rate of Return Metric
●	Focus on leverage by reducing debt to EBITDAX ratio as soon as possible	●	Added a leverage metric to the Annual Cash Incentive calculation
●	Our Peer Group should be revisited	●	For 2018, our peer group was revised based on input from our new independent compensation consultant
●	What is our commitment to the environment	●	For 2018, added a qualitative measure, with a weighting of 15%, addressing health, safety and environmental performance

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Specific 2017/2018 changes to the compensation program include:

●	Appointed a new Compensation Committee Chairperson and changed Committee composition;
●	Engaged Longnecker & Associates as our independent compensation consultant who has extensive industry experience;
●	CEO total compensation declined 12% from 2016 to 2017;
●	Held Base Salary flat for the fourth consecutive year;
●	Applied 31% negative discretion to the 2017 Annual Cash Incentive (paid in March 2018), $443,000 below the formulaically determined award;
●	Applied negative discretion to Long-Term Equity Incentives in both 2017 and 2018;
●	CEO Long-Term Incentive Equity Awards granted declined 12% from 2016 to 2017 and declined 13% from 2017 to 2018;
●	Increased performance-based restricted stock component of long-term equity incentive awards from 50% to 60%;
●	No payout of performance-based restricted stock below the 50th payout percentage;
●	Tightened Annual Cash Incentive Award performance targets for finding & development cost and drilling rate of return;
●	Added a new Annual Cash Incentive qualitative measure addressing health, safety, and environmental performance; and
●	Established a new smaller peer group composed of smaller sized companies with operating characteristics more closely aligned to the Company.

The Compensation Committee strives to develop a compensation program designed not only to be consistent with the industry practice but to also attract and retain executives by providing incentives to reward them for performance that supports Range’s long-term strategic objectives.

●	Be highly aligned with stockholder interests;
●	Preserve performance accountability in both strong and weak commodity price environments;
●	Build long-term share ownership;
●	Provide a consistent retention incentive; and
●	Match or exceed prevailing governance standards for performance-based compensation.

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3	HOW WE DETERMINE EXECUTIVE COMPENSATION

Compensation Committee. The Committee is responsible for establishing and overseeing our executive compensation program and policies that are consistent with our overall compensation philosophy. In making such decisions, the Committee considers a variety of factors, including stockholder feedback, information provided by its independent compensation consultant, our CEO’s input, Peer Group data, each executive’s experience in the role, Company and individual performance, internal pay equity and any other information the Committee deems relevant in its discretion.

Stockholder Outreach. The Committee considers the outcomes of the Company’s advisory stockholder vote on our executive compensation program and any associated stockholder initiatives when making compensation decisions. To continue our focus on best practices, we enhanced our stockholder engagement program in 2017 and early 2018 to solicit specific valuable feedback from investors on executive compensation which we then shared with the Committee and the Board. We contacted a broad base of institutional investors and spoke with those interested in meeting and sharing feedback with us. While overall investor feedback was positive regarding our executive compensation program and its link between pay and performance, the vote on executive compensation indicated that we needed to make changes to our program. In particular, investors favored the use of debt-adjusted per share metrics when measuring growth of both production and reserves. These metrics have been used as part of our Annual Cash Incentive criterion for over ten years. Investors also positively viewed the use of a returns-based metric (Drilling Rate of Return) in conjunction with our Annual Cash Incentive Awards which was added by the Compensation Committee in 2016 for use with our 2017 measurements.

Several of our debt-adjusted per share metrics are used in conjunction with the determination of our Annual Cash Incentives and in comparing our relative performance compared to our peer companies to determine Long-Term Equity Incentive Grants for our NEOs. The Compensation Committee believes it is important to measure growth on a per share basis so senior executives are incentivized to build long-term stockholder value. The Compensation Committee believes production and reserve growth per share (debt-adjusted) is an important driver of both short and long-term value creation for an oil and gas company such as Range and does not encourage growth by increasing leverage.

We believe our incentive program changes are highly responsive to the feedback received from our stockholders and serve to strengthen the alignment with our strategic objectives. We will continue our dialogue with stockholders on compensation issues as part of our ongoing engagement.

Role of Senior Management. Through our compensation cycle that ended May 2017, our CEO submitted recommendations to the Compensation Committee for adjustments to the salary, annual cash incentives and long-term equity incentive awards payable to all employees. The Compensation Committee considers the recommendations of our CEO as only one factor, in addition to the other factors described in this CD&A, in setting our executive officer and other employee compensation. At the request of the Compensation Committee, our CEO and our CFO attend certain meetings and work sessions of the Compensation Committee. Senior members of the Human Resources team and other members of senior management interact with the compensation consultant as necessary and prepare materials for each Compensation Committee meeting.

Compensation Consultants. For 2017, the Committee directly engaged Alvarez & Marsal, LLC (“Alvarez & Marsal” or “A&M”) as its independent compensation consultant to advise the Committee on executive compensation matters. Alvarez & Marsal provided the Committee with information on industry trends, market practices and legislative issues. With the approval of the Compensation Committee, the Company also retained A&M to provide valuation services related to the use of performance-based restricted stock awards based on TSR. Alvarez & Marsal provides no other services to the Company or our executive officers and the Committee has the right to terminate the services of A&M and appoint a new compensation consultant at any time. In 2017, the Company paid A&M a total of $257,000 for consulting services related to executive and director compensation.

Alvarez & Marsal interacted with several of our officers and employees as necessary. In addition, Alvarez & Marsal may seek input and feedback from members of our management regarding its work product prior to presentation to the Committee to confirm that information is accurate or address other issues. We believe that a consultant provides an independent perspective to the Committee.

In fourth quarter 2017, the Compensation Committee engaged Longnecker and Associates as its independent compensation consultant due to their knowledge of our peers and their industry experience. With a change in the composition of the Compensation Committee during 2017, the members chose to interview a select number of new independent compensation consultants primarily considering the fact that A&M had been engaged by the Committee for more than 10 years. A&M is still retained by the Company for valuation services. The new independent compensation consultant has undertaken to review the overall competitiveness of our executive compensation program for 2018 with a continued focus on aligning management compensation with performance of the Company and our stockholders.

Use of Tally Sheets. In its analysis of the appropriate compensation for our executive officers, the Compensation Committee reviews a summary report or “tally sheet” prepared by A&M for each individual. This includes each executive salary, annual cash incentive award, long-term equity incentive awards and any other compensation. The tally sheets reflect the total annual compensation for each executive, as well as the potential payments under selected performance scenarios, termination of employment and change in control scenarios.

In valuing termination and change in control payments, we calculate the total payments under each of the potential termination or change in control scenarios that are contemplated under the Range Resources Corporation Executive Change in Control Severance Benefit Plan. The purpose of the tally sheets is to bring together all of the elements of actual and potential future compensation of our NEOs so that the Compensation Committee can analyze both the individual elements of compensation as well as the aggregate amount of actual and potential future compensation for each executive.

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Role of Peer Companies. Peer Group benchmarking is one of several factors the Compensation Committee considers in setting pay. The Committee seeks to maintain a Peer Group that is generally similar to us with respect to business activity and specifically focuses on companies engaged in exploration for and production of oil and gas resources with Range having a market capitalization near the median of the Peer Group. The Compensation Committee reviews the composition of the Peer Group with advice from the independent compensation consultant in the first quarter of each calendar year and any additions or deletions are made to the Peer Group at that time. For 2018, the Peer Group was adjusted due to Range’s lower market capitalization. Each year, companies that are acquired or merged during the year are eliminated from that year’s Peer Group to the extent such acquisitions or mergers prevent the company from being an appropriate member of the Peer Group.

This chart describes the oil and gas exploration and production companies that have been included in the Peer Group in the last three years:

Peer Group
Company	2018	2017	2016
Antero Resources Corporation	✓	✓	✓
Apache Corporation	–	✓	–
Cabot Oil & Gas Corporation	✓	✓	✓
Carrizo Oil & Gas, Inc.	–	–	✓
Chesapeake Energy Corporation	✓	✓	✓
Cimarex Energy Co.	✓	✓	✓
CNX Resources	✓	–	–
Concho Resources, Inc.	–	✓	✓
Continental Resources, Inc.	–	✓	✓
Devon Energy	–	–	✓
Diamondback Energy	–	✓	✓
Encana Corporation	–	✓	✓
Energen Corporation	–	✓	✓
EQT Corporation	✓	✓	✓
Gulfport Energy Corporation	✓	✓	✓
Hess Corp	–	✓	✓
Laredo Petroleum	–	✓	✓
Marathon Oil Corp.	–	✓	✓
Memorial Resource Development Corp.	–	–	✓
Murphy Oil	✓	–	–
Newfield Exploration Company	✓	✓	✓
Noble Energy, Inc.	✓	✓	✓
Oasis Petroleum	✓	–	–
Parsley Energy	–	✓	–
PDC Energy Inc.	✓	✓	✓
QEP Resources, Inc.	✓	✓	✓
Rice Energy	–	✓	✓
RSP Permian	–	✓	✓
SM Energy Company	✓	–	–
Southwestern Energy Company	✓	✓	✓
WPX Energy	–	✓	–
Average Market capitalization of peer group using 12/31/17 stock price (in billions)	$6.3	$9.6	$9.8

“✓” denotes companies included in our Peer Group

Compensation Benchmarking Process. The Compensation Committee conducts an annual comparison of the compensation of our NEOs to the compensation of executives with similar job responsibilities among companies in our Peer Group, based upon information gathered and provided by the independent compensation consultant. The Committee references this competitive market analysis in making compensation decisions for the coming year. The Committee generally targets executive total direct compensation opportunities at the 50th percentile of the Peer Group for average performance and adjusts total direct compensation opportunities higher or lower based on the Committee’s assessment of each executive position. We define total direct compensation as the sum of base salary, target annual cash bonus and the intended grant-date value of long-term incentive awards.

In May 2017, A&M provided the Committee a market analysis that included information regarding Peer Group executives’ base salaries, target annual bonus levels and the mix and level of long-term incentives. According to this analysis, NEO compensation levels varied by individual, but were well positioned relative to 50th percentile benchmarks of comparable roles. The compensation of our CEO was approximately 90% of the market’s 50th percentile.

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4	2017 COMPENSATION PROGRAM ELEMENTS

The majority of compensation for the NEOs is based on the long-term performance of Range. The elements of our 2017 executive compensation program are summarized in the table below and are described further under “Elements of Executive Compensation” on page 41.

	Element	Objective	Form of Payout	How Payout Value is Calculated	2017 Decisions
FIXED	Base Salary	● Provide a competitive level of fixed compensation to attract and retain employees.	Cash	Review of compensation surveys, publicly available peer company data, internal pay equity, individual responsibilities and performance assessment. Base salaries are reviewed annually and as circumstances warrant.	In 2017, all NEOs salaries remained unchanged.
VARIABLE OR AT RISK	Annual Cash Incentive	● Motivate financial and operational performance over a one-year period. ● Align executives with performance metrics that are critical to Range’s success.	Cash

Criteria and weighting pre-established by the Compensation Committee in May 2017. All five performance criteria are internal company performance measures.

The Annual Cash Incentive award is described in more detail under “Elements of the 2017 Compensation Program- Annual Cash Incentive” beginning on page 42.

For the Chief Executive Officer:

●  Target bonus % salary at 120%.

For the other NEOs:

●  Target bonus % of salary at 96% for Executive Vice Presidents and 72% of salary for Senior Vice Presidents.

●  Actual payment for 2017 performance included negative discretion exercised by the Compensation Committee.

	Long-Term Incentive – Performance-Based Total Stockholder Return (TSR) Awards	● Reward higher returns in Range common stock over a three-year performance period. ● Align executives with the interests of stockholders.	Stock

A comparison of Range’s TSR to that of the peer group over a three-year performance period. In addition, if Range’s absolute TSR is negative for the period, payout of the award is capped at no more than target.

The terms and conditions of the TSR award are described in more detail under “Long-Term Incentive Program” beginning on page 44.

For the Chief Executive Officer:

●  The TSR award accounts for 38% of the target 2017 long-term incentive award value.

For the other NEOs:

●  The TSR award accounts for 38% of target 2017 long-term incentive award value.

	Long-Term Incentive – Performance-Based - Production and Reserve Growth Per Share Awards (Debt Adjusted)	● Rewards performance annually over a three- year period. ● Align executives interest with interests of stockholders	Stock

A comparison of reported production and year-end reserves adjusted for price revisions, debt adjusted to a performance target.

The terms and conditions of this award is described in more detail under “Summary of 2017 Long-Term Incentive Program” beginning on page 44.

For Chief Executive Officer:

●  The award accounts for 12% of the target 2017 long-term incentive award values.

For other NEOs:

●  The award accounts for 12% of the target 2017 long-term incentive award values.

	Long-Term Incentive – Time-Based Restricted Stock	● Provide a retention incentive that promotes sustained stock ownership ● Tie ultimate value realized to performance of Range’s common stock	Stock

Generally vest in three tranches over a three-year period (30%, 30% 40%), subject to continued employment.

The terms and conditions of these awards are described in more detail under “Long-Term Incentive Program” beginning on page 44.

For the Chief Executive Officer:

●  The stock award accounts for 50% of the target 2017 long-term incentive award value.

For the other NEOs:

●  The stock award accounts for 50% of the target 2017 long-term incentive award value.

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As set forth below, our CEO had 87% of his pay “at risk” or dependent on both the Company’s and his individual performance and the other NEOs had an average of 84% of their pay “at risk”.

ALLOCATION OF COMPENSATION ELEMENTS IN 2017(1)

(1)	Amounts shown reflect salary paid in 2017, annual cash incentive awards for 2017 which were paid in 2018 based on 2017 performance and the grant date fair value for Long-Term Incentive Awards granted in 2017.

Setting Executive Compensation in 2017

The Compensation Committee decisions in May 2017 and March 2018 reflect reaction to our declining poor stock performance and our goal to be aligned with our stockholders. The Annual Cash Incentive for 2017 (paid in March 2018) included negative discretion exercised by the Compensation Committee in the form of a reduction to the award of $443,000 or 31% reduction of the payout achieved. The tables below detail the CEO compensation decisions for 2016, 2017 and 2018 (in thousands):

CEO COMPENSATION ELEMENTS FOR 2016, 2017 AND 2018

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Determining Relative Performance Compared to the Peer Group. The Compensation Committee, with assistance from the independent compensation consultant, determines total executive compensation for our NEOs based on our performance relative to the Peer Group, measured by comparing performance measures that the Compensation Committee believes to be key indicators of superior performance for oil and gas exploration and production companies. As described in more detail below, the Compensation Committee uses long-term equity incentive awards as the final element of total compensation; however, the Committee only determines total compensation once it has assessed the Company’s actual performance relative to the Peer Group for the prior calendar year and establishes total compensation (and thus the amount of equity awards granted) based on the Company’s actual performance relative to the Peer Group as described below. Thus, during May 2017, the Compensation Committee awarded long-term equity incentive awards for our NEOs for 2016 based on our relative performance compared to the Peer Group for 2016 and the total compensation received for 2016 by executive officers in the Peer Group (omitting from the peer compensation certain companies and certain compensation elements the Committee, with input from A&M, determined were not appropriate for inclusion to determine the amount of pay to be used for benchmarking). In order to evaluate the Company’s performance as compared to the Peer Group companies, the information for the Peer Group for 2016 was taken from each company’s audited financial statements for 2016 along with the compensation information for 2016 disclosed in each company’s 2017 proxy statement.

In May 2017, to evaluate the Company’s relative performance to our peer companies, each company in the Peer Group was measured in seven categories for 2016 results:

●	stock price appreciation;
●	debt-adjusted reserve growth per share;
●	debt-adjusted production growth per share;
●	drilling-bit finding and development costs;
●	cash flow growth per share;
●	cash margin; and
●	recycle ratio.

The Committee then considered the same criteria for the Company’s 2016 performance and determined the Company’s actual 2016 performance relative to the Peer Group. This analysis showed that the Company’s performance was at the 43rd percentile. The Compensation Committee has determined not to be bound by a formulaic application of the performance percentile when setting total compensation and regularly uses negative discretion to establish the percentile that it applies before the step described below of setting each individual executive’s total compensation. Negative discretion means that the Compensation Committee reduces the compensation amounts.

The Committee believes that the use of actual Peer Group company performance compared to the Company’s actual performance, after the fact and based on audited financial results, allows the Committee to make a well-informed judgment with regard to the performance of the Company and our executives as compared to the Peer Group. The determination of the Company’s performance relative to the Peer Group is one of the most important steps in setting the Company’s executive compensation and is the key to the Committee’s view that it awards pay directly linked to actual performance by the Company relative to its peers.

As a result, the Committee and its independent consultant devote a significant amount of time to:

●	establishing a Peer Group that challenges our executives with the inclusion of strong performing peer companies including peer companies larger than the Company;
●	considering performance metrics for comparison that the Committee views as key to the success of the Company; and
●	when determining total compensation (which itself directly determines the amount of equity compensation awarded), eliminating from consideration as a Peer Group member any company that would unrealistically skew the Company’s relative performance or the compensation awarded to a particular executive.

No compensation is granted in anticipation of future performance; time vesting is an additional restriction placed upon compensation already earned for past performance. The Committee believes that the practice of granting equity compensation for past, actual performance relative to peers, combined with that compensation being “at risk” during the vesting period (a retention tool), is a rigorous process of granting long-term equity awards in a way that reflects consistent alignment with the Company’s actual performance relative to its peers. The Committee believes that its methodology results in total compensation being directly based on the Company’s performance relative to its peers and therefore provides a very strong culture of pay for performance. As described in the section below entitled “Long-Term Equity Incentive Compensation”, beginning with equity awards granted to senior executives in May 2014, the Committee granted a combination of 50% Performance-Based Restricted Stock Awards and 50% Time-Based Restricted Stock Awards. In March 2018, this allocation changed to 60% Performance-Based Restricted Stock Awards and 40% Time-Based Restricted Stock Awards.

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Determining Individual Total Compensation of our Senior Executives and Use of Relative Performance to Establish Total Compensation. In determining an individual executive’s total compensation to be awarded, the Compensation Committee reviewed the compensation paid in 2016 relative to the corresponding comparable executives in the Peer Group as compiled from the 2017 proxy data by A&M. In reviewing compensation, data from certain Peer Group companies was omitted where the Committee believed the pay included elements that were inconsistent with the Company’s pay philosophy or where the Peer Company was much larger than the Company. Additionally, data for certain positions in some companies in the Peer Group was excluded where the Compensation Committee determined that total compensation at a Peer Group company was not comparable or was affected by non-comparable factors. By excluding companies from the Peer Group used for benchmarking executive pay but including those same companies for the relative performance analysis, the Committee believes that the Company’s relative performance is more rigorously judged, but the potential effect of increasing the pay benchmark by including much larger companies or companies with a different compensation philosophy is avoided. In those instances, where a comparable position did not exist in the Peer Group or the Peer Group data was not considered adequately comparable, the Compensation Committee used a relative ranking of the compensation paid to the five most highly compensated officers at that Peer Group company to determine compensation for comparison purposes with our executives.

Once the appropriate total compensation for a particular position is determined, the proposed total compensation is calculated using the percentile performance level determined in the Peer Group performance comparison described in the previous section entitled “Determining Relative Performance Compared to the Peer Group.”

After determining the total compensation for 2016, the Compensation Committee reviewed with A&M the relative differences among total compensation amounts between each of executive, especially between our CEO and our other senior executives. The Compensation Committee determined that relative differences in the total compensation provided to our senior executives were reasonable before finalizing total compensation for each and adjusting the total compensation as appropriate given the Company’s performance and the individual senior executive’s performance. While the Committee has the authority to increase total compensation for a senior executive, the Committee believes upward adjustments from the total compensation determined based on the performance and Peer Group benchmark should be limited to extraordinary circumstances and it did not make any upward adjustments in setting senior executive compensation in May 2017.

In determining our performance and our NEOs performance for 2016 to grant the long-term incentives in May 2017, the Compensation Committee utilized a performance scorecard that analyzed the Company’s performance relative to its 24 company Peer Group with regard to the following criteria set forth with the Company’s rank among its peers:

Criterion	Weighting	Rank Among Peers
Stock Price Appreciation	25%	13th
Reserve Growth per share	15%	14th
Production Growth per share	15%	10th
Finding/Development Costs	15%	10th
Cash Flow Growth per share	10%	11th
Cash Margin	10%	17th
Recycle Ratio	10%	17th

Using the weightings for each criterion (which were assigned by the Committee in advance), resulted in a weighted average rank of 14th or a percentile of 43rd. The Compensation Committee concluded that each NEOs compensation would generally be targeted below the 50th percentile.

The table below summarizes (a) the value of each of our NEOs total compensation for 2016 as determined by the Compensation Committee in May 2017 and (b) various measures of the total compensation received by executive officers with corresponding comparable positions at companies in the Peer Group for 2016.

	Total Value of Compensation for 2016 Performance	Median of Total Compensation for Peer Positions	Comparable Range of Total Compensation for Peer Positions	75th Percentile of Peer Group
		(millions)	(millions)	(millions)
Jeffrey L. Ventura	$8,967,000	$9.8	$3.3 to $21.9	$11.9
Roger S. Manny	$4,325,000	$4.6	$0.9 to $7.9	$5.8
Ray N. Walker, Jr.	$4,236,000	$3.5	$0.6 to $6.8	$4.4
Chad L. Stephens	$2,800,000	$2.9	$0.4 to $5.2	$3.8
David P. Poole	$2,488,000	$2.2	$1.2 to $6.0	$2.8

For a list of those companies included in the Peer Group for 2017, please refer to the section of this Proxy Statement entitled “Compensation Discussion and Analysis — Role of Peer Companies.”

Elements of Executive Compensation

Base Salary

The Compensation Committee reviews base salaries on an annual basis, at the time of a promotion or changes in responsibilities and when market conditions warrant. Base salaries for our NEOs are targeted at the 50th percentile of the Peer Group adjusted for certain factors. Base salary is based on an evaluation of the following:

●	the complexity of their respective positions and specific technical experience required;
●	experience and tenure;
●	the base salaries of comparable positions at Peer Group companies (omitting those with non-comparable pay practices);
●	competitive market conditions; and
●	internal pay equity among our senior executives.

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Salary adjustments have historically been approved by the Compensation Committee in May of each year and take effect on the first payroll period after approval. Beginning in 2018, salary adjustments are determined in March. Making salary adjustments in May allowed the Compensation Committee to determine compensation for our NEOs after the completion of the Peer Group analysis of proxy data and audited financial statements so that the Committee could consider the compensation paid during the prior calendar year to executive officers of the Peer Group companies. Making salary adjustments in March will still allow the Compensation Committee to consider the audited financial results of our Peer Group companies and will allow for disclosure in our proxy of current compensation decisions. In May 2017, based on a recommendation from management, the Compensation Committee did not increase the base salaries of any of the NEOs. In March 2018, based on a recommendation from management, the Committee again did not increase the base salaries of any of the NEOs.

			Base Salary
	As of March 6, 2018	As of January 1, 2018	As of January 1, 2017	As of January 1, 2016	As of January 1, 2015
Jeffrey L. Ventura	$925,000	$925,000	$925,000	$925,000	$925,000
Roger S. Manny	$493,000	$493,000	$493,000	$493,000	$493,000
Ray N. Walker, Jr.	$493,000	$493,000	$493,000	$493,000	$493,000
Chad L. Stephens	$410,000	$410,000	$410,000	$410,000	$410,000
David P. Poole	$398,000	$398,000	$398,000	$398,000	$398,000

Annual Cash Incentive Awards

In accordance with our philosophy of rewarding performance and linking substantial percentages of pay with performance, we established the Amended and Restated 2005 Equity-Based Incentive Compensation Plan. We refer to cash awards paid under the Amended and Restated 2005 Plan as “Annual Cash Incentives.” The Annual Cash Incentives are paid to our NEOs based on a formulaic application of certain performance criteria that are discussed more fully below.

The Annual Cash Incentives are subject only to the negative discretion of the Compensation Committee. Annual Cash Incentives are determined without reference to Peer Group data, because each performance criteria has been pre-established by the Compensation Committee. The Annual Cash Incentive related to our 2017 performance was paid in March 2018.

The Committee exercised negative discretion for the Annual Cash Incentive Awards paid in March 2018 as detailed in the table below:

	Annual Incentive Payout
	Actual Payout Achieved(1)	Actual Payment for 2017(2)
CEO	$1,443,000	$1,000,000
Executive Vice Presidents	$1,230,528	$597,664
Senior Vice Presidents	$1,620,263	$1,381,095
(1)	Reflects the payout earned prior to negative discretion applied by the Compensation Committee.
(2)	Reflects amount paid after negative discretion by the Compensation Committee.

The Compensation Committee develops the performance criteria to be used for the Annual Cash Incentives, reviews the performance criteria with the independent compensation consultants and then discusses the performance criteria with our CEO and CFO. The Committee then sets the criteria as well as the weighting and performance achievement levels necessary to calculate Annual Cash Incentives based upon payout percentages established for our NEOs. For 2017, the performance criteria were based upon either industry standards or our annual business plan (the “Annual Business Plan”). Our Annual Business Plan is a forecast of expected business results for the applicable fiscal year based upon certain assumptions made by our management. The Compensation Committee believes that the performance criteria, taken together, are strong objective indicators of the Company’s performance, thus similar factors are typically used in determining the Company’s performance relative to its Peer Group for setting total compensation and long-term incentive equity awards as described above. Target Annual Cash Incentives are determined as a percentage of each NEOs base salary paid during the year. This target percentage is established through an analysis of compensation for comparable positions in the Peer Group and is intended to provide a competitive level of compensation if the Company achieves the performance criteria established by the Compensation Committee.

The performance criteria selected with respect to the Annual Cash Incentive Awards for 2017 (which was paid in March 2018) are shown in the table below, together with the target levels of achievement with respect to each criterion. All five of the performance criteria are internal performance measures.

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	2017	Unit of	Actual for	2017 Performance Levels			Actual for	Payout%
Criterion	Weighting	Measurement	2016	Threshold	Target	Excellent	2017	Achieved(1)
Finding & development costs	30%	$ per mcfe	$0.36	$0.90	$0.80	$0.70	$0.33	240%
EBITDAX	15%	$ millions	$723	$1,155	$1,216	$1,277	$1,103	0%
Production growth per share	20%	Percentage Increase	4%	4%	6%	8%	0%	0%
Reserves growth per share	20%	Percentage Increase (Decrease)	(7%)	4%	6%	8%	24%	240%
Drilling rate of return	15%	Percentage Increase (Decrease)	N/A	10%	15%	20%	49%	240%
(1)	The Payout percentage achieved is shown for the CEO and is prorated for other officers.

Finding and development costs. The first criterion the Compensation Committee selected for 2017 was finding and development costs. The Compensation Committee believes that finding and development costs is one of the key measurements of the performance of an oil and gas exploration and production company and one that is used by financial analysts to evaluate our performance. The Committee has reduced these targets consistently each year which incentivizes management to become increasingly efficient in developing at oil and gas reserves. The Compensation Committee specified that, in determining our finding and development costs, only cash costs incurred in connection with exploration and development would be used and the costs of acquisitions would be excluded because the Board of Directors approves each material acquisition. In determining the reserve additions for this calculation, any reserve revisions for changes in commodity prices between years are excluded, but any performance related reserve revisions are included. In setting the performance levels (i.e., threshold, target and excellent) for finding and development costs, the Compensation Committee considers historical finding and development costs of the Peer Group. Our historical finding and development costs has continued to decline over the years as management continues to focus on capital efficiency and adding new reserves at a cost that is lower than the industry in general. Our 2017 finding and development costs performance, as compared with the targets, was achieved primarily through focusing on capital efficiency.

EBITDAX. The second criterion the Compensation Committee selected for 2017 was EBITDAX. EBITDAX is calculated by adding back exploration expense, interest expense and depletion, depreciation and amortization expense to income before income taxes (adjusted for asset sales), excluding any non-cash revenues and expenses. The Compensation Committee selected this criterion to measure our ability to achieve the results targeted by our Annual Business Plan. The Compensation Committee determined that the EBITDAX measure was appropriate because it captures our ability to adapt to the impact of changing commodity prices as well as changing costs. Our EBITDAX target will fluctuate from year to year as commodity prices change. At times of higher prices, our EBITDAX target will be higher compared to times of lower commodity prices. The 2017 EBITDAX performance levels were based on the 2017 Annual Business Plan, which reflected an EBITDAX level of $1.2 billion. Our actual 2017 EBITDAX totaled $1.1 billion. We did not achieve the EBITDAX level provided in our Annual Business Plan in 2017.

Production and reserve growth per share. The third and fourth criteria the Compensation Committee selected for 2017 were production growth per share and reserves growth per share. The Compensation Committee believes that it is important to measure our growth on a per share basis so our senior executives are incentivized to build long-term stockholder value. Two essential measurements of performance are growth in production and reserves on a debt adjusted per share basis. Production and reserves used in the calculation of these criteria are based on reported production and year-end reserves, adjusted for price revisions. The calculation is debt adjusted to ensure that per share growth was not achieved solely by increasing leverage. The targets for production and reserve growth per share are determined annually based upon the capital budget approved by our board of directors and is tied directly to the amount of capital budgeted and spent on drilling and completion activities. In addition, the Peer Group debt adjusted per share growth rates for reserves and production for the prior year are also used to benchmark capital efficiency and set the proposed growth targets. We did not achieve the 2017 performance in production growth per share, as compared with our performance target. Our reserve growth per share performance in 2017 was achieved through improving capital efficiency primarily through longer laterals.

Drilling rate of return. The fifth criterion the Compensation Committee selected for 2017 was drilling rate of return. The Compensation Committee added drilling rate of return in 2017 to encourage a balanced approach to operational goals and encourage efficiency of capital spending. This metric continues to encourage focus on reducing drilling costs particularly in response to the continued weak commodity price environment. The drilling rate of return is measured based on actual capital expenditures and the year-end proved reserves estimates of drilling results. NYMEX futures prices effective on the first day of the year are used in the calculation. The target is set based on our expectation of capital allocation and capital efficiency for the year and our prior year drilling results.

In addition to selecting the performance criteria, the Compensation Committee determined, after consultation with A&M, the respective performance payout percentages for each of our NEOs. In determining these payout percentages, the Compensation Committee attempted to ensure that the payouts provided meaningful incentives to each of our senior executives. For 2017, the annual incentive payout percentage was a weighted average of the payout percentage for each category using the percentages set forth below in the table. When actual results achieved fall between the performance levels, the percentile performance used to determine the payout percentage is proportionately adjusted between the performance levels. For 2017, the Compensation Committee used negative discretion to lower bonuses paid to certain NEOs based on various factors including our stock price performance and capital cost overruns. The Compensation Committee awarded the Annual Cash Incentives payout percentages, as shown in the table below:

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		Annual Cash Incentive Payout % of Salary
	Threshold	Target	Excellent	Payout % Achieved(1)	Actual Payment % For 2017(2)
CEO	60%	120%	240%	156%	108%
Executive Vice Presidents	48%	96%	192%	125%	61%
Senior Vice Presidents	36%	72%	144%	94%	80%
(1)	Reflects the payout percentage prior to any negative discretion applied by the Compensation Committee.
(2)	Reflects the payout percentage after negative discretion was applied by the Compensation Committee, if any.

The following table sets forth the total amount of cash paid to our NEOs for 2017 performance (paid in March 2018), for 2016 performance (paid in February 2017) and for 2015 performance (paid in February 2016).

	Annual Cash Incentive Earned
	2017	2016	2015
Jeffrey L. Ventura	$1,000,000	$1,332,000	$1,270,456
Roger S. Manny	$497,664	$567,936	$510,143
Ray N. Walker, Jr.	$100,000	$567,936	$510,143
Chad L. Stephens	$383,760	$354,240	$318,193
David P. Poole	$250,000	$343,872	$308,880

The 2018 performance criteria, weighting and target levels of achievement with respect to each of the 2018 criterion are shown in the table below.

		Unit of	2018 Performance Levels
Criterion	Weighting	Measurement	Threshold	Target	Excellent
Finding & development costs	20%	$ per mcfe	$0.70	$0.60	$0.50
Debt/EBITDAX	20%	$ millions	3.7x	3.3x	2.9x
Production growth per share	15%	Percentage Increase	4%	6%	8%
Reserves growth per share	15%	Percentage Increase	4%	6%	8%
Drilling rate of return	15%	Percentage Increase	15%	20%	25%
Qualitative measure(1)	15%		—	—	—
(1)	In response to stockholder outreach, this measure will include elements of environmental, health and safety performance.

Long-Term Incentive Program

The 2017 long-term incentive program consists of Performance-Based Restricted Stock Awards and Time-Based Restricted Stock Awards.

ALLOCATION OF LONG-TERM INCENTIVE AWARDS IN 2017

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●	Performance-Based TSR Stock Units (TSR-PSUs). The Committee believes that a performance unit program based on TSR relative to peer companies aligns pay and Company performance. The industry peers selected for each performance cycle generally match the industry peers comprising the prevailing Peer Group used for compensation benchmarking. TSR is determined using the average stock price of each company at the beginning of the performance period based on the average closing price in a 10 day period prior to and ending at the close of business on the date of grant and at the end of the performance period using the 10 day period prior to and ending on the 3 year anniversary date of the grant date. Reinvestment of dividends is assumed. If the TSR at the end of the performance period is negative, the payout percentage is capped at 100% regardless of ranking. The TSR-PSUs award is denominated in performance stock units (PSUs), each of which is equivalent to one share of common stock.

2017 TSR – PSUs. In May 2017, the Committee awarded the NEOs performance units that will vest based on relative TSR for the three-year performance period ending May 2020. The value of each underlying unit tracks the price of a share of our common stock. The percentage of units earned ranges from 0% to 150% of the units granted. When the award is settled, NEOs will receive dividend equivalents paid in shares equal to the number of units granted, multiplied by the payout percentage. Dividend equivalents accrue and are paid based on performance at the end of the performance period. Earned awards are paid in stock shortly after the completion of the performance period. A table illustrating the potential payouts based on relative and absolute TSR performance for the TSR-PSUs granted in 2017 is set forth below:

	Range’s Rank Among Peer Companies	Percentage of TSR-PSUs Earned
Maximum	1	150.0%
	2	145.5%
	3	140.9%
	4	136.4%
	5	131.8%
	6	127.3%
	7	122.7%
	8	118.2%
	9	113.6%
	10	109.1%
	11	104.5%
Target	12	100.0%
	13	100.0%
	14	90.9%
	15	81.8%
	16	72.7%
	17	63.6%
	18	54.5%
	19	45.5%
	20	36.4%
	21	27.3%
	22	18.2%
	23	9.1%
Minimum	24	0.0%

2016 TSR-PSUs. The performance units granted in May 2016 have a performance period end date of May 2019 and follow the same payout percentages as the 2017 TSR-PSUs (as listed above but adjusted for the number of peer companies to 23).

2015 TSR-PSUs. The performance units granted in May 2015 have a performance period end date of May 2018 and follow the same payout percentages as the 2017 TSR-PSUs (listed above).

2014 TSR-PSUs. The performance units granted in May 2014 had a performance end date of May 2017. For the performance period, we ranked 15th out of 20 companies. In May 2017, the Committee determined the final payout was 56%.

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TSR-PSUs Payouts Demonstrate Alignment with Stockholders

Payouts under and the values of TSR-PSUs awards have declined by up to 100% as compared to grant date value, as shown below (in thousands):

CEO TSR - PSUS - DECREASE IN VALUE

These graphics emphasize the realizable value of Mr. Ventura’s TSR-PSUs are significantly aligned with stockholder value. Values for this illustration for 2015, 2016 and 2017 were determined with the following inputs:

●	Our closing stock price as of March 23, 2018 was $14.65; and
●	Our rank in our TSR peer group and the corresponding payout percentage as measured under our performance unit programs: 36% for 2015, 0% for 2016 and 0% for 2017.
●	Performance – Based Reserves and Production Growth Per Share (Debt Adjusted). In 2017, the Committee added Production and Reserves Growth per share, calculated on an absolute basis and debt-adjusted.

The performance period began January 1, 2017 and ends December 31, 2019. The number of shares earned at the end of the three-year period will be determined as follows, based on the annual payout percentages over the three year period: (i) 1/3 of the award is based on 2017 targets; (ii) 1/3 of the award will be based on performance targets to be established for 2018 and (iii) 1/3 of the award will be based on performance to be established for 2019. For each year, a minimum performance level has been or will be established. For performance at the minimum level shares will be forfeited and will not carry over to any future period. Performance is measured relative to a target determined by the Compensation Committee. The table below summarizes these grants in 2017.

Performance Metric	Production Growth Per Share (PGPS)	Reserves Growth Per Share (RGPS)
Performance Period	3 years	3 years
Form of Payout	Stock	Stock
Performance basis	Debt-adjusted production growth per share – absolute basis	Debt adjusted reserve growth per share – absolute basis
Minimum Payout	0%	0%
Performance Resulting in Minimum Payout	PGPS of less than 4%	RGPS of less than 4%
Target Payout	100%	100%
Performance Resulting in Target Payout	PGPS of greater than or equal to 6%	RGPS of greater than or equal to 6%
Maximum Payout	150%	150%
Performance Resulting in Maximum Payout	PGPS of greater than or equal to 8%	RGPS of greater than or equal to 8%
●	Time-Based Restricted Stock. The Committee awards restricted stock for diversification of the long-term incentive award mix, for consistent alignment between executives and stockholders and for retention purposes. Restricted stock provides recipients with the opportunity for capital accumulation and a more predictable long-term incentive value than is provided by performance units. Restricted stock awards are made according to our normal annual grant schedule and generally vest over three years (30%, 30% and 40%). Prior to vesting, restricted stock recipients have the right to vote and receive dividends on the restricted shares.

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5	2018 COMPENSATION PROGRAM

With a change in the composition of the Compensation Committee during 2017, the members chose to interview a select number of new independent compensation consultants primarily considering the fact that A&M had been engaged by the Committee for more than 10 years. A&M is still retained by the Company for valuation services. In fourth quarter 2017, the Compensation Committee engaged Longnecker & Associates, its new independent compensation consultants, to review the overall executive compensation program with a continued focus on simplifying alignment management compensation with our peers, continued alignment with our stockholders and providing incentives to achieve our long-term strategies. The Committee chose Longnecker & Associates due to their knowledge of our peers and their industry expertise. Armed with input from our new independent compensation consultant and stockholder feedback, the following changes have been made for 2018:

●	Moved determination of base salary and long-term incentive grants from May to March to allow for disclosure in the current year proxy;
●	Changed long-term incentive grant mix to 60% Performance-Based Restricted Stock and 40% Time-Based Restricted Stock;
●	Added a new leverage metric for Annual Cash Incentive defined as debt divided by EBITDAX;
●	Added a new qualitative measure addressing health, safety and environmental performance, with a weighting of 15%, to the Annual Cash Incentives award mix;
●	Tightened targets for both finding and development costs and drilling rate of return for the 2018 Annual Cash Incentive Awards;
●	Determined for the fourth year in a row, not to increase NEO base salary based on compensation analysis compared to the Compensation Peer Group;
●	Reduced the amount of Long-term Incentive Awards values compared to amounts granted in 2017, as detailed below:
	Long-Term Incentive Grant in May 2017	Long-Term Incentive Grant in March 2018
Jeffrey L. Ventura	$6,580,649	$5,727,774
Roger S. Manny	$3,179,160	$2,239,487
Ray N. Walker, Jr.	$3,094,155	$2,239,487
Chad L. Stephens	$1,971,171	$1,584,941
David P. Poole	$1,686,171	$1,276,951
●	Adjusted the maximum payout percentage for TSR-PSUs from 150% to 200%, with no payout below the 50th payout percentage; and
●	Determined that the fair value of certain equity grants will be based on the average trading price of our common stock ten days prior to the date of grant.

The table below illustrates the potential payouts based on relative and absolute TSR performance for the TSR-PSUs granted in 2018:

	Range’s Rank Among Peer Companies	Percentage of TSR-PSUs Earned
Maximum	1	200.0%
	2	185.7%
	3	171.4%
	4	157.1%
	5	142.9%
	6	128.6%
	7	114.3%
Target	8	100.0%
	9	75.5%
	10	50.0%
	11	0.0%
	12	0.0%
	13	0.0%
	14	0.0%
	15	0.0%
Minimum	16	0.0%

Summary Long-Term Equity Incentive Compensation

One of the fundamental philosophies of our compensation program is that all of our full-time employees are eligible to be granted long-term equity incentive awards to focus and align their interests with those of our stockholders. The Compensation Committee believes that long-term equity incentive awards give employees who receive such equity awards a direct interest in our financial results and the performance of the Company, furthering our goal of aligning the interests of each employee with those of our stockholders.

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Other Compensation

Deferred Compensation Plan

Members of management and our directors are entitled to participate in our deferred compensation plan. Currently we have one active deferred compensation plan (the “Active Deferred Compensation Plan”) and we have a second deferred compensation plan in which participation was frozen at the end of 2004 (the “Frozen Deferred Compensation Plan”). These deferred compensation plans are described in greater detail in the section of this Proxy Statement entitled “Non-Qualified Deferred Compensation Plans.” Under the Active Deferred Compensation Plan, officers and directors may defer a dollar amount or percentage amount of their base salary and/or annual bonus. Currently, we match the voluntary deferrals of the employee participants, up to 10% of their base salary. Employee participants can elect to have the match paid in cash or stock (the “Match Award”). The Compensation Committee considers the matching contributions, whether paid in cash or by stock, as additional cash compensation in calculating the total compensation for each NEO. We understand that the matching component of the Active Deferred Compensation Plan is not common among the Peer Group. However, the matching component is a significant component to our compensation practices because we do not provide any pension or retirement benefits other than the 401(k) Plan. In fourth quarter 2017, we implemented a post retirement benefit plan to assist in providing health care to officers who are active employees and have met certain age and service requirements up until the time they are eligible for Medicare. See “Other Benefits” below for additional information.

In addition, when our NEOs receive Time-Based Restricted Stock Awards as described above, we contribute the awards to the Active Deferred Compensation Plan on our NEOs behalf, and such contributions constitute unvested discretionary contributions. The investment tracking options are described in greater detail in the section of this Proxy Statement entitled “Non-Qualified Deferred Compensation Plans”. Performance Units, when awarded, are not placed into the Active Deferred Compensation Plan.

401(k) Plan

The Company sponsors a 401(k) Plan which is a tax-qualified retirement savings plan pursuant to which all of our full-time and part-time employees are eligible to contribute the lesser of up to 75% of their annual salary or the limit prescribed by law to the 401(k) Plan on a before-tax basis. In addition, participants age 50 or over may contribute additional before-tax amounts up to the annual catch-up contribution limit determined by the IRS and any participant may contribute rollover amounts from certain other qualified plans. Participants may also receive matching contributions, payable in cash, in an amount equal to 100% of their before-tax contributions to the 401(k) Plan up to a maximum matching contribution of 6% of their base salaries and cash bonus. The Company has adopted an auto-enrollment process for new employees which results in the employees participating in the 401(k) plan unless they determine not to participate.

The Compensation Committee considers the dollar value of the 401(k) matching contributions as additional cash compensation in calculating total compensation for purposes of determining the amount of long-term equity incentive compensation to award to each NEO.

Participants are 100% vested in all contributions to the 401(k) Plan. In addition to the other investment options available under the 401(k) Plan, participants may invest all or a portion of their 401(k) Plan account in our common stock. The 401(k) Plan investment options for 2017 are listed in the section of this Proxy Statement entitled “Non-Qualified Deferred Compensation Plans.”

Other Benefits

We provide certain other limited personal benefits the Compensation Committee determines are reasonable and consistent with our overall compensation philosophy. The Compensation Committee believes that these benefits are consistent with those provided to executive officers of our Peer Group companies, are an important retention factor and are in accordance with general compensation practices in our industry. Moreover, the Compensation Committee considers the cost and value of any such benefits as additional cash compensation when calculating the total cash compensation for purposes of determining the performance adjusted amount of long-term equity incentive compensation to award to our NEOs. We offer medical, dental, vision and life insurance and disability benefits to all eligible employees. We also provide our NEOs with the following benefits: (i) supplemental disability plans and (ii) reimbursement for approved spousal travel expenses related to Company business. We only provide club membership dues reimbursement and reimbursement of certain expenses to certain of our executives to the extent such membership dues and expenses are related to the conduct of our business. The Compensation Committee believes these particular benefits help our executives to network and foster relationships in the oil and gas industry and community that are valuable and important to our Company. Any executive must reimburse us for any personal club use or use by a member of his family.

Effective fourth quarter 2017 to facilitate an orderly management succession process, we implemented a post-retirement benefit plan to assist in providing health care to officers who are active employees (including their spouses) and have met certain age and service requirements. These benefits are not funded in advance and are provided up to age 65 or at the date they become eligible for Medicare, subject to various cost-sharing features. In combination with the implementation of this succession plan enhancement, certain officers that qualify for the post-retirement benefit plan are also immediately vested in all equity grants (excluding any involuntary termination for cause).

Change in Control Arrangements

There are no employment agreements currently in effect between us and any employee. None of our employees are covered under any general severance plan. In the event an executive terminates employment, any severance benefits payable would be determined by the Compensation Committee at its discretion, unless such termination occurred following a change in control, in which case severance may be payable pursuant to the Range Resources Corporation Amended and Restated Executive Change in Control Severance Benefit Plan (the “Management CIC Plan”).

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The Management CIC Plan was adopted in March 2005. Pursuant to the Management CIC Plan all our corporate officers and certain other employees selected by the Compensation Committee (the “Management Group”) may be entitled to receive certain payments and benefits if there is a “Change in Control” of the Company and a member of the Management Group is terminated other than for “Cause” or resigns for “Good Reason” within the “Protection Period.” The terms Change in Control, Cause, Good Reason, and Protection Period, as used in the Management CIC Plan, are defined in the section of this Proxy Statement entitled “Potential Payments upon Termination and Change in Control.” If a member of the Management Group is terminated without Cause or resigns for Good Reason within the Protection Period, that participant will receive:

●	a lump sum payment equal to (i) the participant’s “benefit multiple” multiplied by (ii) the sum of (A) the average of the bonuses paid or awarded to the participant for the three prior fiscal years plus (B) the participant’s base salary; and
●	for a period of years equal to the participant’s “benefit multiple,” continued participation in any medical, dental, life, disability, and any other insurance arrangement for the participant (and, if applicable, the participant’s spouse and eligible children) in which such person(s) were participating immediately prior to (i) the date of the participant’s termination as determined under the Management CIC Plan, or, if greater, (ii) the occurrence of the Change in Control.

The “benefit multiples” applicable to the NEOs are as follows: Mr. Ventura – three; Mr. Manny – two and one-half; Mr. Walker – two and one-half; Mr. Stephens – two and Mr. Poole - two. In addition, any non-vested equity based compensation awards held by each participant vest upon the occurrence of a Change in Control. A more detailed description of these provisions is provided in the section of this Proxy Statement entitled “Potential Payments upon Termination and Change in Control.”

6	COMPENSATION POLICIES AND PRACTICES

Risk Assessment of Compensation Policies and Practices

Although the majority of the executive compensation program pay is performance-based, the Compensation Committee believes the program does not encourage unnecessary or excessive risk-taking. The Compensation Committee believes that any potential risk of the executive compensation program influencing behavior that could be inconsistent with the overall interests of Range and its stockholders is mitigated by several factors, including:

●	Program elements that use both annual and longer-term performance periods;
●	Use of a transparent, external performance metric, TSR, for a large portion of the long-term incentive program opportunity;
●	Relative nature of the TSR performance measure, which minimizes the impact that volatile commodity prices have on Range’s TSR award;
●	Forfeiture and recoupment provisions for awards in the event of violations of Range’s Code of Business Conduct;
●	Payouts of long-term incentive awards that are 100% in stock rather than cash; and
●	Meaningful stock ownership guidelines for executives that encourage a long-term perspective.

Impact of Prior Equity Awards on Current Awards – No Repricing or Cash Buyouts

Each year, the Compensation Committee grants long-term equity incentive awards based on the prior year relative performance of the Company to the Peer Group and generally applies a three-year vesting to such awards for retention purposes. Because the equity grants are determined annually based on the Company’s actual performance for the year for which the compensation is being paid, the Compensation Committee does not feel it is appropriate to consider past awards and adjust compensation (including long-term equity awards) due to a strong historical stock price performance. Likewise, the Committee has a practice that it does not compensate employees with additional amounts of pay if the value of prior grants of long-term equity awards is lower than valued at the time of the grant, thus the Committee does not re-price equity awards or pay cash buy outs for equity awards that are not “in the money.” In this way, the Committee believes that the actual performance of the Company directly affects the employee’s compensation actually received from the equity award. The Committee’s philosophy in this regard is the same with the use of Performance Units, including the fact that such awards are intentionally designed such that the payout varies between 0% to 150% of the number of shares initially awarded.

Tax Deductibility of Compensation

For tax year 2017, Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year with respect to each of our CEO and our other three most highly paid executive officers, not including the CFO. There is an exception to the $1,000,000 limitation for performance-based compensation meeting certain requirements. We believe the Annual Cash Incentive Awards and TSR-PSUs granted in 2017 are performance-based compensation meeting those requirements and, as such, should be fully deductible by us in 2017. Non-performance based compensation would include any salaries not deferred, distributions from the deferred compensation plans and our Performance Units based on internal metrics and the IRS value of any perquisites. Our executives can defer a portion of their salaries and Annual Cash Incentive Awards either under our 401(k) Plan or Active Deferred Compensation Plan, which also may defer the amount that may

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otherwise be deductible by us for the applicable taxable year, as we can deduct amounts contributed to the 401(k) Plan at the time the contribution is made. Stock awards that vest solely with the passage of time are not considered performance-based under Section 162(m) of the Code and, as such, are not deductible by us beyond the $1,000,000 limit. However, because currently all Restricted Stock and Matching Stock Awards to our executives are placed into our Active Deferred Compensation Plan, the deductibility of such awards are not subject to the Section 162(m) limitation until the common stock or the sale proceeds from the common stock are distributed from the deferred compensation plans. For tax year 2017, the deductibility of distributions from the deferred compensation plans under Section 162(m) is dependent on (i) the individual elections of each executive regarding time of payment, (ii) whether the executive is a covered employee at the end of the year when distributed, and (iii) whether the aggregate amount of all non-performance based compensation exceeds the $1,000,000 deduction threshold. Currently, we have a significant net operating loss carryover for federal tax purposes so any deferrals do not have any current effect on income taxes owed by us. To maintain flexibility in compensating our executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy requiring all compensation to be tax deductible.

The Tax Cuts and Jobs Act of 2017 was signed into law on December 22, 2017. The new law expands the definition of what types of compensation are subject to the $1,000,000 limitation under Section 162(m) to include performance-based compensation and to also now include the CFO as a covered employee. In addition, the new rule expands the definition of a “covered employee” to include any individuals who have previously been a covered employee for any years after December 31, 2016. Thus, once an individual is identified as one of the top 5 covered employees, the $1,000,000 deduction limitation applies to compensation paid to that individual, even after the individual no longer holds that position or has separated from service.

Financial Restatement/Clawback Policy

The Board of Directors’ policy is that the Compensation Committee, to the extent permitted by governing law, retains the sole and absolute authority to make retroactive adjustments to any cash or equity-based incentive compensation paid to our executives where the payment of such amounts was predicated upon the achievement of certain financial results that were subsequently the subject of a restatement. Where applicable, we will seek to recover (or “clawback”) any amount determined to have been inappropriately received by an individual.

Grant Timing

The Compensation Committee does not time, nor has the Compensation Committee in the past timed, equity grants in coordination with the release of material non-public information. Instead, we grant equity at the time or times dictated by our normal compensation process as developed by the Compensation Committee.

Through May 2017, the Compensation Committee made all equity grants to our NEOs at its scheduled meeting in May of each year. This allowed the Compensation Committee and its independent compensation consultant time to review the compensation of executive officers at the Peer Group companies, as reported in the Peer Group companies’ respective proxy statements and audited financial statements filed during the first four months of each year in order to evaluate the Company’s performance relative to the Peer Group companies and the compensation paid by such Peer Group companies. Beginning in 2018, this process was accelerated to March to allow for disclosure in the current year proxy.

None of our employees have attempted to time long-term equity incentive award grants by making grant recommendations to the Compensation Committee. Certain executives are authorized to make requests to the Compensation Committee regarding awards for new personnel as part of the hiring process, to existing employees who are promoted or where market conditions could reduce our ability to retain key employees. However, these are market driven occurrences and not timing issues, and such executives only provide recommendations that may or may not be approved by the Compensation Committee.

Stock Ownership Requirements for Executive Officers and Directors

Our executives and directors have always held substantial amounts of our common stock; however, to formalize the policy of stock ownership for such individuals, the Compensation Committee and our Board determined to impose a minimum ownership threshold for our common stock to further ensure alignment between the interests of our NEOs and our stockholders as well as our directors and our stockholders.

Each officer listed below is expected to own a number of our shares with a value that is a multiple of the officer’s current base salary and each non-management director is expected to own a number of shares with a value that is a multiple of the director’s annual cash retainer, as follows:

Position	Multiple
Chief Executive Officer	5.0 x base salary
Executive Vice President	4.0 x base salary
Senior Vice President	3.0 x base salary
Non-management Director	5.0 x annual cash retainer

Unless the officer has achieved the required level of share ownership, the officer is required to retain an amount equal to 50% of the net shares received as a result of any equity awards granted to the officer by the Company until he or she is in compliance with the stock ownership policy. An officer must continue to retain shares in the amount required for as long as the officer is subject to the policy. As of the date of this Proxy Statement, all of our NEOs are in compliance with the policy.

Unless a director has achieved the required level of share ownership, the director is required to retain an amount equal to 50% of the net shares received as a result of any equity awards granted to the director by the Company until he or she is in compliance with the stock ownership policy. A director must continue to retain shares in the amount required for as long as the director serves on the Board. As of the date of this Proxy Statement, all of our directors but two are in compliance with the policy.

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Trading in the Company’s Stock Derivatives and Pledging Limitation

It is our policy that directors and all officers, including our NEOs, may not purchase or sell options on our common stock, nor engage in short sales with respect to our common stock. Trading by officers and directors in puts, calls, straddles, equity swaps or other derivative securities that are directly linked to our common stock is also prohibited.

In the past, the Company allowed directors and officers to pledge Company equity as security for an extension of credit subject to specified limitations. Effective May 18, 2016, pledging of Company equity to secure any new credit is prohibited. As of the date of this proxy, no NEOs or directors have any pledged Company equity.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with our management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our Proxy Statement.

Steffen E. Palko, Chair

Anthony V. Dub

James M. Funk

Christopher A. Helms

Greg G. Maxwell

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EXECUTIVE COMPENSATION TABLES
Summary Compensation Table

The following table summarizes total compensation for each NEO for the years shown:

Name and Principal Position	Year	Salary	Stock Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)	Total
Jeffrey L. Ventura	2017	$925,000	$6,580,649	$1,000,000	$151,217	$8,656,866
President & CEO	2016	$925,000	$7,455,999	$1,332,000	$149,926	$9,862,925
	2015	$925,000	$7,496,007	$1,270,456	$149,366	$9,840,829
Roger S. Manny	2017	$493,000	$3,179,160	$497,664	$86,462	$4,256,286
EVP & CFO	2016	$493,000	$3,640,996	$567,936	$84,969	$4,786,901
	2015	$493,000	$3,633,004	$510,143	$83,476	$4,719,623
Ray N. Walker, Jr.	2017	$493,000	$3,094,155	$100,000	$82,869	$3,770,024
EVP & COO	2016	$493,000	$3,546,967	$567,936	$81,397	$4,689,300
	2015	$493,000	$3,536,003	$510,143	$79,716	$4,618,862
Chad L. Stephens	2017	$410,000	$1,971,171	$383,760	$72,652	$2,837,583
SVP	2016	$410,000	$2,490,004	$354,240	$70,618	$3,324,862
	2015	$410,000	$2,490,991	$318,193	$71,594	$3,290,778
David P. Poole	2017	$398,000	$1,686,171	$250,000	$26,410	$2,360,581
SVP	2016	$398,000	$1,947,004	$343,872	$64,942	$2,753,818
	2015	$398,000	$1,940,993	$308,880	$64,631	$2,712,504
(1)	This column reflects the aggregate fair values calculated in accordance with generally accepted accounting principles in the United States regarding stock compensation, without taking into account estimated forfeitures, and does not reflect the actual value that may be recognized by each NEO. Restricted stock generally will vest according to the following schedule: 30% after year one, 60% after year two and 100% after year three. Performance restricted stock generally will vest three years after the date of grant upon our achievement of certain criteria including total stockholder return relative to a pre-determined peer group and certain internally developed performance metrics. Performance restricted stock is valued assuming a target number of shares would be issued. If our achievement of the defined criteria resulted in 150% of the award being paid, the grant date fair value for 2017 would have been as follows: Mr. Ventura ($8,230,967); Mr. Manny ($3,976,436); Mr. Walker ($3,870,124); Mr. Stephens ($2,465,511); and Mr. Poole ($2,109,052). See grants of Plan-Based Awards table for more information. In fourth quarter 2017, all current NEOs qualified for our new post-retirement health care benefit plan which also qualified them to be fully vested in all equity awards.
(2)	The amounts shown as “Non-Equity Incentive Plan Compensation” are equal to the cash incentive awards granted by the Compensation Committee for each of our NEOs performance for the applicable calendar year. While these awards are based on performance criteria established by the Compensation Committee, the actual amounts awarded are not determined until early in the year following the calendar year being evaluated. These amounts were accrued during the calendar year being evaluated on an estimated basis and then adjusted to reflect the actual amounts awarded. The cash incentive awards were determined and paid in accordance with our Amended and Restated 2005 Plan.
(3)	The following table describes each component of the “All Other Compensation” column for 2017 in the Summary Compensation Table above.
	Active Deferred Compensation Plan Match	401(k) Plan Match	Executive Disability Premium	Total
Jeffrey L. Ventura	$92,500	$16,200	$42,517	$151,217
Roger S. Manny	$49,301	$16,200	$20,961	$86,462
Ray N. Walker, Jr.	$49,301	$16,200	$17,368	$82,869
Chad L. Stephens	$40,999	$16,200	$15,453	$72,652
David P. Poole	$—	$16,200	$10,210	$26,410
CEO Pay Ratio of 70 to 1

Pursuant to Item 402(u) of Regulation S-K, we have prepared a comparison of the annual total compensation of Mr. Ventura, our Chief Executive Officer and President, for fiscal year 2017 to the median of annual total compensation of all other Company employees for the same period.

We identified the median employee for this review by examining the 2017 annual total compensation for all employees, excluding our Chief Executive Officer, who were employed by us on December 31, 2017 because it allowed us to make the identification in a reasonably efficient manner. We included all employees, whether employed on a full-time, part-time, or seasonal basis. For this purpose and using reasonable estimates, the calculation of annual total compensation of all employees, excluding our Chief Executive Officer, was determined by using the wages and compensation similar to the salary components used to determine Mr. Ventura’s total compensation. We chose this method because it is readily available in our existing payroll system, it is determined on a consistent basis for

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each employee, and because we believe it is a reasonable proxy for total compensation for purposes of determining the median employee. We annualized the compensation for any employee that was not employed by us for all of 2017. For the total annual compensation of our Chief Executive Officer, we used the “Total Compensation” shown for Mr. Ventura in the “Summary Compensation Table” on page 52 of this Proxy Statement.

Following our review, we have determined that for 2017:

●	the median of the annual total compensation of all employees of the Company (other than our Chief Executive Officer) was $123,500.
●	the annual total compensation of our Chief Executive Officer, as reported in the Summary Compensation Table above was $8.7 million; and
●	as a result, we estimate Mr. Ventura’s 2017 annual total compensation was approximately 70 times that of our median employee.

The above determination is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their comparison to the ratio reported above, as other companies may have different employment and compensation practices and may utilize different mythologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Grants of Plan-Based Awards in 2017

The table below shows the plan-based awards granted by the Compensation Committee to the NEOs in 2017. The awards are abbreviated in the table as follows: (i) Annual Cash Incentive Award (ACI); (ii) Matching Award (MA); (iii) Time-Based Restricted Stock (RS); and (iv) Performance-Based Awards (PBA).

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: # of Shares of Stock or Units(4)		Grant Date Fair Value of Stock and Option Awards(3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)		(l)
Jeffrey L. Ventura
ACI		$555,000	$1,110,000	$2,220,000
MA	02/07/17							2,790	(4)	$92,500
RS	05/17/17							131,148	(5)	$3,280,012
PBA	05/17/17				—	128,730	193,095			$3,300,637
Roger S. Manny
ACI		$236,640	$473,280	$946,560
MA	02/07/17							—	(4)	$49,301
RS	05/17/17							63,359	(5)	$1,584,609
PBA	05/17/17				—	62,190	93,285			$1,594,551
Ray N. Walker, Jr.
ACI		$236,640	$473,280	$946,560
MA	02/07/17							1,487	(4)	$49,301
RS	05/17/17							61,664	(5)	$1,542,217
PBA	05/17/17				—	60,528	90,792			$1,551,938
Chad L. Stephens
ACI		$147,600	$295,200	$590,400
MA	02/07/17							1,237	(4)	$40,999
RS	05/17/17							39,284	(5)	$982,493
PBA	05/17/17				—	38,560	57,840			$988,678
David P. Poole
ACI		$143,280	$286,560	$573,120
RS	05/17/17							33,604	(5)	$840,436
PBA	05/17/17				—	32,985	49,478			$845,735
(1)	The Threshold, Target and Maximum dollar amounts for the ACI are shown in columns (c), (d) and (e), respectively, for 2017. The actual Annual Incentive Awards paid under the Amended and Restated 2005 Plan and applicable to the 2017 performance period were determined by the Compensation Committee in March 2018. These awards are disclosed as “Non-Equity Incentive Plan Compensation” in column (g) of the Summary Compensation Table for 2017 compensation. The estimated payout amounts reflected in the Grants of Plan-Based Awards Table reflect the amounts that could be paid under the Compensation Committee approved payout ranges for 2017 performance, subject to any changes in salaries of our NEOs. For a detailed description of the performance criteria associated with the Annual Cash Incentives please see the section of this Proxy Statement entitled “Compensation Discussion and Analysis — Elements of Executive Compensation.”
(2)	Performance Units will be paid on 5/17/20 if specified performance goals are met. For a detailed description of our performance shares please see the section of this Proxy Statement entitled “Compensation Discussion and Analysis-Elements of Executive Compensation”.
(3)	The grant date fair value are determined in accordance with current accounting guidance. The Time-Based Restricted Stock Awards set forth in the Grants of Plan-Based Awards Table are valued at the closing price of our common stock on the date such awards were approved by the Compensation Committee. PBAs where the performance condition is based on market conditions are valued using a Monte Carlo simulation and assumes a target payout. The Monte Carlo model utilizes multiple input variables that determine the probability of satisfying the market condition stipulated in the award. PBAs where the performance condition is based on internal performance metrics is based on the market value of our common stock on the date of grant and assumes a target payout.
(4)	These awards are cash or shares of our common stock granted as Matching Awards. The dollar value of Matching Awards granted to each of our NEOs is included in the Summary Compensation Table under column (i) as “All Other Compensation.” When these awards were granted in February 2017, the closing price of our common stock was $33.15. For a detailed description of matching contributions to our Active Deferred Compensation Plan (which may be paid in cash or stock, at the election of our participating employees) see the section of this Proxy Statement entitled “Non-Qualified Deferred Compensation Plans.”
(5)	When RS Awards were granted on May 17, 2017, the closing price of our common stock was $25.01. For a detailed description of RS Awards granted on May 17, 2017 see the section of this Proxy Statement entitled “Compensation Discussion and Analysis – Elements of Executive Compensation.”

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During 2017, the Compensation Committee granted the following Time-Based Restricted Stock Awards and Performance-Based Restricted Stock Awards to our NEOs:

	Time-Based Restricted Stock Awards				Performance-Based Restricted Stock
	Date	Fair Value per Share	Shares Granted	Grant Date Fair Value	Date	Grant Price	Fair Value per Share	Shares Granted	Grant Date Fair Value
Jeffrey L. Ventura	05/17/17	$25.01	131,148	$3,280,012	05/17/17	$25.01	$25.64	128,730	$3,300,637
Roger S. Manny	05/17/17	$25.01	63,359	$1,584,609	05/17/17	$25.01	$25.64	62,190	$1,594,551
Ray N. Walker, Jr.	05/17/17	$25.01	61,664	$1,542,217	05/17/17	$25.01	$25.64	60,528	$1,551,938
Chad L. Stephens	05/17/17	$25.01	39,284	$982,493	05/17/17	$25.01	$25.64	38,560	$988,678
David P. Poole	05/17/17	$25.01	33,604	$840,436	05/17/17	$25.01	$25.64	32,985	$845,735
Outstanding Equity Awards at 2017 Fiscal Year-End

The table below reflects each of our NEOs unvested equity grants, or unexercised SARs or long-term equity grants where the performance condition has not been met as of December 31, 2017 on an individual award basis. The market values of “Stock Awards” in column (j) were determined using the closing price of $17.06 of our common stock on December 31, 2017. Column (d),(g) and (h) have been deleted from the SEC-prescribed table format because we did not have any such awards outstanding as of December 31, 2017.

	Option Awards(1)				Stock Awards(2)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not vested #(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not vested $(2)
(a)		(b)	(c)	(e)	(f)	(i)	(j)
Jeffrey L. Ventura	5/22/13	96,755	—	$77.2600	05/22/18
	5/19/15					65,285	$1,113,762
	5/18/16					95,321	$1,626,176
	5/17/17					128,730	$2,196,134
TOTAL		96,755	—			289,336	$4,936,072
Roger S. Manny	5/22/13	42,666	—	$77.2600	05/22/18
	5/19/15					31,641	$539,795
	5/18/16					46,548	$794,109
	5/17/17					62,190	$1,060,961
TOTAL		42,666	—			140,379	$2,394,865
Ray N. Walker, Jr.	5/22/13	26,955	—	$77.2600	05/22/18
	5/19/15					30,796	$525,380
	5/18/16					45,346	$773,602
	5/17/17					60,528	$1,032,608
TOTAL		26,955	—			136,670	$2,331,590
Chad L. Stephens	5/22/13	27,003	—	$77.2600	05/22/18
	5/19/15					21,695	$370,116
	5/18/16					31,833	$543,071
	5/17/17					38,560	$657,834
TOTAL		27,003	—			92,088	$1,571,021
David P. Poole	5/22/13	24,028	—	$77.2600	05/22/18
	5/19/15					16,905	$288,399
	5/18/16					24,891	$424,640
	5/17/17					32,985	$562,724
TOTAL		24,028				74,781	$1,275,763
(1)	“Option Awards” are SARs that vest over three years at the rate of 30% the first two years and 40% the third year and have a term of five years.
(2)	Performance-based restricted stock that will be issued subject to the achievement of certain levels of total shareholder return or internal performance metrics. The amounts shown assume a target payout and are listed in chronological order as granted.

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As of December 31, 2017, all Time-Based Restricted Stock granted to our NEOs is considered vested because each NEO qualified, based on age and years of service, for our new post-retirement benefit plan which was intended to improve our management succession plan. Our Performance-Based Restricted Stock continues to be reported in the Outstanding Equity Awards table above because the performance condition has not been satisfied. However, if an NEO is terminated involuntarily for cause, the Time-Based Restricted Stock would be forfeited by him.

Option Exercises and Stock Vested in 2017

The following table reflects information about the value realized by the NEOs on option award exercises and restricted stock vesting during 2017.

	Option Awards(1)		Stock Awards(2)
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
(a)	(b)	(c)	(d)	(e)
Jeffrey L. Ventura	—	$—	324,410	$6,588,488
Roger S. Manny	—	$—	153,760	$3,116,548
Ray N. Walker, Jr.	—	$—	151,039	$3,057,772
Chad L. Stephens	—	$—	102,168	$2,075,879
David P. Poole	—	$—	83,373	$1,694,259
(1)	There were no option awards exercised in 2017.
(2)	The “Stock Awards” included in the vesting amounts shown in this table are from (i) Time-Based Restricted Stock Awards granted during 2014 through 2017, (ii) Matching Awards for 2015 through 2017 and Performance-Based Restricted Stock granted during 2014. Because the Summary Compensation Table reflects the entire value of the “Stock Awards” instead of over the period of time when such awards vest, a significant portion of the dollar amounts shown as realized on vesting is duplicative of the amounts that are shown in the Summary Compensation Table for different periods of time. The value realized upon vesting that is reported above was calculated by multiplying the number of shares that vested during 2017 by the closing price of our common stock on the applicable vesting date.
Non-Qualified Deferred Compensation Plans

Generally, our NEOs elect at the time they make their compensation deferrals into the deferred compensation plan whether to receive our matching contribution under such plan in cash or in the form of our common stock. Matching contributions up to 10% of our NEOs base salary paid during the calendar year generally vest over a three-year period, commencing with the year the matching contribution is made. Separate deferral elections may be made with respect to our NEOs bonus and salary. To the extent that our NEOs elected to receive a Matching Award, vesting of the Matching Award for 2015 through 2017 is reflected as to each respective NEO in the “Options Exercised and Stock Vested Table” above.

All such Time-Based Restricted Stock and Matching Awards are automatically contributed as discretionary contributions to our Active Deferred Compensation Plan. Therefore, upon the vesting of any such awards, any appreciation or depreciation in value that would otherwise be realized is deferred under the terms of the Active Deferred Compensation Plan and will be distributed pursuant to the terms of the Active Deferred Compensation Plan as described below.

The Compensation Committee may elect to make discretionary contributions to the Active Deferred Compensation Plan on behalf of our NEOs. These contributions may be made in the form of the matching contributions described above. Any such discretionary contributions generally will be subject to vesting and any other terms specified by the Compensation Committee. Matching contributions generally will vest on a class-year basis over a three-year period at the rate of 33-1/3% each year, commencing with the year in which the contribution is made unless a different vesting schedule is determined by the Compensation Committee. In addition, our NEOs will become fully vested in the matching contributions upon reaching age 65, death or disability (as defined in the Active Deferred Compensation Plan). Our NEOs will forfeit all discretionary or matching contributions, irrespective of the attainment of age 65, disability or death, if their employment with the Company terminates for gross misconduct or if they engage in unlawful business competition with the Company. As of December 31, 2017, all of our NEOs are fully vested in their Matching Awards and their Time-Based Restricted Stock.

Amounts contributed to the deferred compensation plans and earnings thereon are contributed to a rabbi trust, which is a grantor trust the assets of which may only be used to pay benefits under the deferred compensation plans or to satisfy the claims of our creditors in the event of our insolvency. Thus, we have set aside the assets to fund the benefits payable under the deferred compensation plans. Our NEOs are entitled to direct the benchmark for returns on their deferred compensation generally in similar investment funds as are offered under our 401(k) Plan. However, Time-Based Restricted Stock Awards and Matching Awards may not be transferred out of our common stock until vesting of such awards. Participants can elect to invest contributions and matching contributions in the 401(k) Plan in common stock of the Company.

Benefits under the Active Deferred Compensation Plan will be paid at the time and form as previously specified by our NEOs in accordance with the requirements of Section 409A of the Code. Such amounts may be paid in the form of a single lump sum payment or annual installments

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over a period of up to 10 years. Time-Based Restricted Stock Awards and Matching Awards contributed to the Active Deferred Compensation Plan may be paid in shares of our common stock, with fractional shares in cash at the discretion of the Compensation Committee. Each of our NEOs may change the time and/or form of payment, by making an election with the plan administrator at least one year before the date his/her Active Deferred Compensation Plan accounts would be paid in accordance with the requirements of Section 409A of the Code. Any such subsequent deferral election must delay our NEOs’ benefit commencement date by at least five years. In addition, the Active Deferred Compensation Plan permits our NEOs to obtain an earlier distribution in the event of “Hardship,” as defined under the Active Deferred Compensation Plan.

The accompanying table reflects the activity during the 2017 calendar year for each of our NEOs for the Frozen Deferred Compensation Plan shown as “F” in the table and the Active Deferred Compensation Plan shown as “A” in the table.

NON-QUALIFIED DEFERRED COMPENSATION

		Registrant Contributions in Last FY(1)		Aggregate Earnings in Last FY(2)		Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE
Name	Plan	(c)		(d)		(e)	(f)
Jeffrey L. Ventura	A	$3,280,012	(5)	$164,208	(3)	—	—
	A	$92,500	(6)	$(8,427,466	)(4)	$(1,651,941)	—
TOTAL		$3,372,512		$(8,263,258)		$(1,651,941)	$10,535,218
Roger S. Manny	F	$—		$14,291	(3)	—	$59,933
	F	$—		$(42,371	)(4)	$(59,210)	—
	A	$1,584,609	(5)	$97,338	(3)	—	$6,067,359
	A	$49,301	(6)	$(5,051,908	)(4)	$(1,112,166)	—
TOTAL		$1,633,910		$(4,982,650)		$(1,171,376)	$6,127,292
Ray N. Walker, Jr.	A	$1,542,217	(5)	$40,583	(3)	—	—
	A	$49,301	(6)	$(2,398,959	)(4)	$(1,019,148)	—
TOTAL		$1,591,518		$(2,358,376)		$(1,019,148)	$2,914,195
Chad L. Stephens	A	$982,493	(5)	$43,023	(3)	—	—
	A	$40,999	(6)	$(1,806,508	)(4)	$(635,915)	—
TOTAL		$1,023,492		$(1,763,485)		$(635,915)	$2,063,611
David P. Poole	A	$840,436	(5)	$44,289	(3)	—	—
	A	$—	(6)	$(1,537,877	)(4)	$(342,770)	—
TOTAL		$840,436		$(1,493,588)		$(342,770)	$1,943,844
(1)	Column (c) reflects the value of our common stock contributed by us as Time-Based Restricted Stock Awards and Matching Awards.
(2)	The earnings/(losses) from each of our NEOs’ deferred compensation plan account shown in column (d) represents the cash earnings or appreciation/ depreciation in market value from the investment funds and our common stock which our NEOs invest in under the deferred compensation plans. Because our NEOs’ deferred compensation plan accounts have significant investments in our common stock, the plan earnings each year for each of our NEOs are significantly impacted by the change in our common stock price during that period. The amounts of the appreciation or depreciation in our common stock held in the Frozen and Active Deferred Compensation Plan accounts for each NEO is segregated in the table for reference purposes.
(3)	Earnings/(losses) from appreciation/depreciation in market value, dividends and interest from mutual funds selected by each of our NEOs.
(4)	These amounts reflect depreciation in the value of our common stock held in the Frozen and Active Deferred Compensation Plan accounts. As of December 31, 2017, the following numbers of shares of our common stock were held in our NEOs’ deferred compensation plan accounts – 555,071 shares by Mr. Ventura; 318,345 shares by Mr. Manny; 157,430 shares by Mr. Walker, 110,784 shares by Mr. Stephens and 98,907 shares by Mr. Poole.
(5)	These amounts reflect the grant date fair value of Time-Based Restricted Stock Awards determined in accordance with current accounting guidance. The Compensation Committee grants these awards each year to our NEOs. Such awards are contributed to each of our NEOs accounts in the Active Deferred Compensation Plan. These awards generally vest over a three–year period at the rate of 30% for each of the first two years and 40% the last year. As of fourth quarter 2017, all of our NEOs qualified for our post-retirement health care benefit and therefore, all vesting of equity grants was accelerated.
(6)	Generally, our NEOs elect, at the time they make their compensation deferral elections under the Active Deferred Compensation Plan for the coming calendar year, whether to receive their matching contribution under such plan in cash or in the form of our common stock. During 2017, all our NEOs except Mr. Poole elected Matching Awards. The dollar equivalent value of the Matching Awards is shown in column (c) of the table. Matching Awards generally vest ratably over a three-year period beginning with the year such awards were contributed to our deferred compensation plan. These amounts are shown in column (l) of the Grants of Plan-Based Awards Table and are included as “All Other Compensation” in the Summary Compensation Table. As of fourth quarter 2017, all of our NEOs qualified for our post-retirement health care benefit and therefore all vesting of equity grants was accelerated.

Voluntary contributions to our deferred compensation plans by our NEOs from salary, bonus and cash incentive awards from prior years have been reported in the Summary Compensation Tables for such prior years. Mr. Stephens has been participating in the deferred compensation plans since 1997. Messrs. Ventura and Manny began participating in 2003, Mr. Walker began participating in 2006 and Mr. Poole in 2008.

In the Non-Qualified Deferred Compensation Table, Time-Based Restricted Stock Awards granted during 2017 are valued at the grant value fair value in accordance with current accounting guidance. Matching Awards are reflected in the Summary Compensation Table (as “All Other Compensation”) during the year such awards are contributed to our deferred compensation plan, although such awards may be subject to future vesting.

The table below shows the investment funds available under our 401(k) Plan and our deferred compensation plans (other than our common stock) and their annual rate of return for the calendar year ended December 31, 2017, as reported by the administrator of the plans.

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	Rate of Return
Investment Fund	401(k) Plan	Deferred Compensation Plan
American Beacon Small Cap Value – Institutional	8.68%	—
Blackrock Global Allocation Fund, Inc. – Institutional Class	13.60%	—
Deutsche Real Estate Securities I	6.50%	—
Goldman Sachs Emerging Market Equity Insights Fund	39.28%	—
J Hancock Disciplined Value Mid Cap I Fund	15.64%	—
Janus Enterprise Fund Class T	26.35%	—
MFS Growth Fund Class R4	30.88%	—
MFS International Diversification Fund Class R4	30.25%	—
T. Row Price	10.58%	—
PIMCO Foreign Bond	3.53%	—
PIMCO Income Fund Institutional Class	8.61%
PIMCO Real Return Fund – Institutional Class	3.93%	—
Prudential Total Return – Q	6.71%	—
T. Rowe Price Diversified Small Cap Growth	22.12%
T. Rowe Price International Discovery Fund	39.01%	—
T. Rowe Price Retirement Balance Investor	10.37%	—
T. Rowe Price Retirement 2005 Fund	10.67%	—
T. Rowe Price Retirement 2010 Fund	11.66%	—
T. Rowe Price Retirement 2015 Fund	13.34%	—
T. Rowe Price Retirement 2020 Fund	15.74%	—
T. Rowe Price Retirement 2025 Fund	17.68%	—
T. Rowe Price Retirement 2030 Fund	19.45%	—
T. Rowe Price Retirement 2035 Fund	20.88%
T. Rowe Price Retirement 2040 Fund	22.02%	—
T. Rowe Price Retirement 2045 Fund	22.41%	—
T. Rowe Price Retirement 2050 Fund	22.38%	—
T. Rowe Price Retirement 2055 Fund	22.33%	—
T. Rowe Price Retirement 2060 Fund	22.29%	—
T. Rowe Price Stable Value Fund	1.90%	—
Vanguard Equity Income Investor Shares	18.38%	—
Vanguard Institutional Index	21.79%	—
Vanguard Mid-Cap Index Admiral	19.25%	—
Vanguard REIT Index Admiral	4.94%	—
Vanguard Small Cap Index Admiral	16.24%	—
Vanguard Total International Stock Index Admiral	27.55%	—
Vanguard Total Bond Index Admiral	3.56%	—
A B Small Cap Growth Portfolio Class A	—	34.60%
Aberdeen Global Small Cap Fund – Class A	—	31.75%
Alger Spectra Fund – Class A	—	31.03%
Allianz GI NFJ Small Cap Value Fund – Class A	—	9.68%
BlackRock Equity Dividend Fund Investor A	—	16.43%
BlackRock Global Allocation Fund Investor A	—	13.32%
BlackRock Fed Fund Institutional	—	0.77%
Blackrock High Equity Income Fund – Class A	—	17.21%
Calamos Growth & Income Fund – Class A	—	16.38%
Deutsche Real Estate Securities A	—	6.11%
Deutsche Equity 500 Index Fund I	—	21.48%
First Eagle Gold A	—	8.12%
Goldman Sachs Emerging Markets Equity Insights A	—	38.77%
Harbor International Fund Investor Class	—	22.45%
J. Hancock Disciplined Value Mid Cap A Fund	—	15.28%
Lord Abbett Fundamental Equity A Fund Class A	—	12.97%
Oppenheimer Global Fund Class A	—	36.24%
Oppenheimer International Bond – Class A	—	10.85%
PIMCO Income A Fund	—	8.18%
PIMCO Real Return Fund – Class A	—	3.51%
PIMCO Total Return Fund – Class A	—	4.74%

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Potential Payments upon Termination and Change in Control

There are no employment agreements currently in effect between us and any of our NEOs. Our NEOs are not covered under any general severance plan. In the event any NEOs terminates employment, any severance benefits payable would be determined by the Compensation Committee in its discretion, unless termination occurred following a Change in Control, in which case severance may be payable pursuant to our Management CIC Plan.

Under the Management CIC Plan members of our Management Group, including our NEOs, may be entitled to receive certain payments and benefits if there is a Change in Control and a member of the Management Group is terminated other than for Cause or resigns for Good Reason (each an “Involuntary Termination” with individual terms defined below). These potential severance payments are considered “double-trigger” change in control arrangements, as a termination alone, or a Change in Control alone, will not result in severance payments becoming due; the termination of employment and the Change in Control event must occur together prior to amounts becoming due under the Management CIC Plan. Specifically under our Management CIC Plan, if a member of our Management Group leaves the Company as a result of an Involuntary Termination during the Protection Period, the participant will receive (a) a lump sum cash payment equal to (i) such person’s Benefit Multiple (which is set forth in the table below with respect to our NEOs) multiplied by (ii) the sum of (A) the participant’s Base Salary (as defined below) plus (B) the participant’s Bonus (collectively, the “Cash Payment”), and (b) for a period of years equal to the participant’s Benefit Multiple (but not beyond the end of the second calendar year following the year in which the Involuntary Termination occurred), continued participation in any medical, dental, life, disability or any other insurance arrangement for the benefit of the participant (and his/her spouse and eligible children, if applicable) in which such person(s) (iii) were participating immediately prior to (iv) the date of the participant’s Involuntary Termination, or, if greater, (v) the occurrence of the Change in Control (the “Continued Benefits”).

The Cash Payment will be paid as soon as practicable following a member of our Management Group’s termination, and in all events not later than March 15 of the year following the year of termination, unless payment is required to be delayed for six months from the date of termination to prevent additional tax under Section 409A of the Code. Further, the receipt of Continued Benefits is conditioned on the member of our Management Group paying to our Company the same premium amount for such benefits as such participant was required to pay prior to his termination, and the Continued Benefits will be limited and reduced to the extent that comparable coverage that does not result in greater out-of-pocket expenses to such participant is provided or available to such participant. Our Management CIC Plan does not provide for any Cash Payments or Continued Benefits in the event a member of our Management Group is terminated due to death or Disability (as defined below). A discussion of the Benefit Multiple selected for each of our NEOs can be found below.

Our Management CIC Plan also provides that, upon a Change in Control, all non-vested long-term equity incentive awards held by members of our Management Group, including our NEOs, will vest. In addition, any long-term equity-incentive awards that vest and that provide for exercise by the participant will remain exercisable following an Involuntary Termination or any termination due to death or Disability on or after a Change in Control for the lesser of (i) the remaining term of the award or (ii) one year following the latest to occur of (A) the participant’s termination of employment, (B) in the event of a termination of employment in anticipation of a Change in Control, the actual occurrence of or consummation of such Change in Control, or (C) in the event of a Change in Control as a result of approval by the stockholders of our Company of a reorganization, merger, consolidation or other disposition of all or substantially all of our assets or an acquisition of the assets or stock of another corporation, the consummation of such transaction. Following a termination of employment that is not an Involuntary Termination or a termination due to death or disability, other than a termination for Cause, any long-term equity-incentive award that vests and that provides for exercise by the participant will be exercisable for the lesser of (i) the remaining term of the award or (ii) 30 days following such termination of employment. Upon a termination of employment for Cause, any long-term equity-incentive awards will terminate and no longer be exercisable at the time of a final determination that Cause exists.

In connection with the delivery of the Cash Payments under our Management CIC Plan, each member of our Management Group is required to execute and deliver to us a release that generally releases and discharges our Company (and its related entities and agents) from any and all claims (with certain limited exceptions) existing at any time prior to execution of the release. Our Management CIC Plan also contains non-disparagement provisions pursuant to which each member of our Management Group and our Company have agreed not to disparage one another during the term of such person’s employment and thereafter. Violation of the non-disparagement provisions entitles the wronged party to complete relief including injunctive relief, damages, and/or termination or return of payments made under our Management CIC Plan.

As discussed above, the Management CIC Plan also provides for the payment of a tax-gross up to members of our Management Group, including our NEOs, in the event that Change in Control Payments would result in excess parachute payments under Section 280G of the Code. This tax gross-up has been eliminated for employees who become an officer of the Company after November 2014.

For purposes of our Management CIC Plan, the following terms have been assigned the meanings set forth below:

(i)	“Change in Control” means (A) a person or group of persons becomes the beneficial owner of 35% or more of the then outstanding shares of our common stock or the combined voting power of the outstanding securities of our Company that are eligible to vote in the election of our Board of Directors, (B) a majority of the members of our Board of Directors is replaced by directors who were not endorsed by a majority of the board members prior to their appointment, (C) the consummation of a reorganization, merger, consolidation, or other disposition of all or substantially all of our assets or an acquisition of the assets of another corporation, unless, immediately following the consummation of such transaction, (1) the Company’s stockholders immediately prior to such transaction own more than 50% of the company resulting from such transaction and exercise more than 50% of the resulting company’s combined voting power in substantially the same proportions as their ownership of the stock of the Company and the Company’s voting securities immediately prior to such a reorganization, merger, consolidation, or other disposition, (2) no person (other than certain entities related to the Company) or group of persons becomes the beneficial owner of 35% or more of either the outstanding shares of common stock of the company resulting from such a transaction or the resulting company’s combined voting power and (3) the individuals who were directors of the Company constitute at least a majority of the resulting company’s board of directors, or (D) a liquidation or dissolution of the Company. In the event a member of our Management Group is terminated without Cause or for Good Reason in anticipation of a Change in Control and a Change in Control actually occurs, a Change in Control shall be deemed to have occurred on the date immediately prior to such person’s termination;

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(ii)	“Cause” means (A) an act of dishonesty that constitutes a felony, or (B) an act that results or that is intended to result in gain to or personal enrichment of the member of our Management Group at our expense;
(iii)	“Good Reason” means, without a person’s consent, (A) material diminution of the duties, authority or responsibilities of the person, (B) material reduction of such person’s Base Salary; or, (C) a change in such person’s principal place of employment, without consent, to a location more than 30 miles from the principal place of employment prior to the Change in Control;
(iv)	“Protection Period” means, generally, the period beginning on the date of the occurrence of a Change in Control and ending on the last day of the twelfth full calendar month following the calendar month in which the Change in Control occurred;
(v)	“Base Salary” means the annual gross rate of pay, including vacation and holiday pay, sick leave compensation, and any amounts reduced and contributed to an employee benefit plan of our Company in effect immediately prior to the member’s termination date or the occurrence of the Change in Control, but does not include any bonus, incentive pay, overtime, auto or travel allowance, or any other benefits or special allowances;
(vi)	“Bonus” means the average of the annual bonus awards paid to the member of our Management Group for the three prior fiscal years immediately prior to (A) the member’s termination date or, if greater (B) the occurrence of the Change in Control; and
(vii)	“Disability” means a member of our Management Group (A) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of 12 months; or, (B) is, by reason of such a physical or mental impairment, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering our employees.
(viii)	Benefit Multiple. The Compensation Committee determined the “benefit multiple” applicable to the NEOs based on the payment multiples for comparable positions with the companies in the Peer Group. The three times multiple selected for our CEO is the dominant multiple used by members of the Peer Group for comparable positions. The Compensation Committee also determined that, based on the range in multiples paid to chief financial officers and chief operating officers by other companies, our CFO and COO should receive a two and one-half times multiple, which is the midpoint of the range. Similarly, the “benefit multiples” for our other corporate officers were set at two times.
(ix)	Tax Reimbursement. The Management CIC Plan as adopted included a tax gross up provision which provides for the payment to participants if amounts payable under the Management CIC Plan or payable pursuant to other arrangements between the participant and the Company (the “Change in Control Payments”) would result in excess parachute payments under Section 280G of the Code and entitles the participant to receive an amount equal to (i) any excise tax that would be imposed under Section 4999 of the Code (the “4999 Excise Tax”) with respect to the Change in Control Payments, (ii) federal, state, and local taxes applicable to payment of the 4999 Excise Tax and (iii) any additional 4999 Excise Tax amounts that are assessed by reason of payment of the tax payments. The Committee recognizes that tax gross ups are disfavored and, while the Management CIC Plan has not been revised since December 2008, the Committee re-evaluated whether to limit or eliminate the gross up provision. After consulting with A&M regarding the effect of the change to add performance-based shares as a substantial part of the equity awards to executives and the fact that the use of performance-based shares creates a potential for the senior executives to incur significant 4999 Excise Tax where prior to the use of performance –based shares there would have been no 4999 Excise Tax liability, the Committee determined to eliminate the rights under the gross up provision for any employees who become officers after the Committee’s action.

The following table reflects the estimated payments due to each of our NEOs as of December 31, 2017, assuming, as applicable, that a Change in Control occurred and each of our NEOs were terminated without Cause effective December 31, 2017. For these purposes, our common stock price was assumed to be $17.06 which was the closing price of our common stock on December 31, 2017. The amounts below have been calculated using assumptions that we believe are reasonable. For purposes of the Section 280G calculation, it is assumed that no amounts will be treated as attributable to reasonable compensation and no value will be attributed to our NEO executing a non-compete agreement. The amount of the 4999 Excise Tax gross-up, if any, will change based upon when our NEO’s employment with our Company is actually terminated because the amount of compensation subject to Section 280G of the Code will change. Any actual payments that may be made pursuant to the arrangements described above are dependent on various factors, which may or may not exist at the time a Change in Control actually occurs and any of our NEOs are actually terminated.

	Potential Change in Control Payments
	Benefit Multiple	Cash Payments(1)	Value of Accelerated Awards(2)	Value of Benefits(3)	Potential Excise Tax Gross Up(4)	Total
Jeffrey L. Ventura	3X	$6,643,442	$4,941,816	$122,324	N/A	$11,707,582
Roger S. Manny	2.5X	$2,578,242	$2,380,529	$78,134	N/A	$5,036,905
Ray N. Walker, Jr.	2.5X	$2,578,529	$2,334,562	$70,767	N/A	$4,983,858
Chad L. Stephens	2X	$1,490,973	$1,558,093	$66,843	N/A	$3,115,909
David P. Poole	2X	$1,448,743	$1,269,585	$71,680	N/A	$2,790,008
(1)	Represents cash payments equal to Base Salary and Bonus, determined as of December 31, 2017, multiplied by the applicable Benefit Multiple. Such calculation averages the prior three bonuses paid as of December 31, 2017 which would be for the years, 2014, 2015 and 2016.
(2)	Assumes no acceleration of vesting of restricted stocks awards in fourth quarter 2017. Represents the value of unvested Time-Based Restricted Stock Awards and Matching Awards granted under any of our benefit plans vesting upon a Change in Control as of December 31, 2017, at the 2017 year end price of the common stock of $17.06. Performance shares based on TSR assumes payout of 45.5% of target for shares granted in 2015 and 0% of target for shares granted in 2016 and 0% of target for shares granted in 2017. Performance shares based on an internal metrics are assumed to pay out at 100%.
(3)	Represents the value of the continuation of medical, dental, life, disability, and other insurance benefits for a period of one year multiplied by the applicable Benefit Multiple assuming a 5% increase per year terminating at the end of the second calendar year following the year of termination.
(4)	Represents the amount of the 4999 Excise Tax gross-up payment necessary to result in our NEOs receiving the total Change in Control Payments. No 4999 Excise Tax gross – up payment would have been required as of December 31, 2017.

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Our employees who are not covered in our Management CIC Plan (the “Employee Group”) may be entitled to receive certain change in control payments under the Range Resources Corporation Amended and Restated Employee Change in Control Severance Benefit Plan (the “Employee CIC Plan”) upon an involuntary termination of employment by us for other than Cause or if an employee resigns for Good Reason. If any employee in the Employee Group is terminated by us, other than for Cause or resigns for Good Reason, within the Protection Period, the employee will receive a lump sum payment (the “Employee Payment”) equal to one-half of the sum of his or her Base Salary and Bonus. The same definitions used in our Management CIC Plan are used in our Employee CIC Plan.

Our deferred compensation plans do provide for tax gross-up payments in certain limited circumstances. Specifically, a tax gross-up may be payable if all or a portion of a participant’s deferred compensation plan account is paid prior to the date the participant otherwise elected to receive such payment (without the consent of the participant or his or her beneficiary) as a result of (i) the participant’s termination of employment within 24 months of a Change in Control (as defined under Section 409A of the Code), (ii) the amendment of either of our deferred compensation plans in connection with a Change in Control, or (iii) the termination of either of our deferred compensation plans in connection with a Change in Control.

The participant will be entitled to a gross-up with respect to any portion of such payments that are subject to Section 409A of the Code. The balance of the accounts of our NEOs under the Deferred Compensation Plans as of December 31, 2017 is set forth in column (f) of the Non-Qualified Deferred Compensation Table. The calculation of the tax gross-ups assumes, pursuant to the terms of the Deferred Compensation Plans, a 21% federal income tax rate, a 2.35% Medicare tax rate, and 20% in additional taxes under Section 409A of the Code (with respect to amounts accelerated under the Active Deferred Compensation Plan). The potential tax gross-ups for our NEOs with respect to their Frozen Deferred Compensation Plan accounts (identified by an “F”) and their Active Deferred Compensation Plan accounts (identified by an ”A”) with respect to an accelerated distribution as of December 31, 2017, are as follows: Mr. Ventura — $7,321,084 (A); Mr. Manny — $15,932 (F); $4,216,300 (A); Mr. Walker — $2,025,119 (A); Mr. Stephens — $1,434,035 (A) Mr. Poole — $1,350,807 (A).

Other Post-Employment Payments

Upon the death, Disability (which definition is the same as the definition under the Management CIC Plan) or retirement of a NEO or any other employee, certain unvested Time-Based Stock Awards and Performance-Based Stock Awards vest under the terms of the award grant. Upon Disability, all employees are covered under a group compensation continuation plan. The group disability coverage provides for compensation continuance of 60% of an employee’s salary and bonus up to a maximum of $180,000 per year until his or her 65th birthday. All of our NEOs are also covered under supplemental individual executive disability policies. Coverage under these policies would increase the disability coverage from the maximum of $180,000 per year under the group plan to the coverage amounts shown below for each NEO. The percent of coverage varies depending on when the policy was put in place for each NEO. The executive disability coverage premium is shown as a perquisite in the Summary Compensation Table in column (i) ”All Other Compensation.” The following table summarizes the value of the compensation continuation which would be available to each NEO assuming that he became disabled as of December 31, 2017 under the policies currently in effect until he attained the age of 65 years old. The table also summarizes the value of the Time-Based Restricted Stock Awards, Matching Awards and Performance-Based Restricted Stock Awards which would vest upon the death, disability or retirement assuming that such events occurred on December 31, 2017 based on the value of the Company’s common stock on that date of $17.06. Retirement is defined as reaching the age of 65 years old. This calculation assumes no acceleration of equity awards in fourth quarter 2017.

	Annual Salary	Benefit Continuance Under Executive Disability Plan	Value of Accelerated Vesting of SARs	Value of Accelerated Vesting of Stock Awards	Value of Accelerated Vesting of Performance Awards
Jeffrey L. Ventura	$925,000	$1,795,200	$–	$3,875,708	$1,066,108
Roger S. Manny	$493,000	$898,200	$–	$1,864,692	$515,837
Ray N. Walker, Jr.	$493,000	$796,200	$–	$1,832,517	$502,045
Chad L. Stephens	$410,000	$668,460	$–	$1,222,144	$335,949
David P. Poole	$398,000	$541,800	$–	$995,042	$274,543

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Equity Compensation Plan Information

The following table reflects information regarding equity compensation awards outstanding and available for future grants as of December 31, 2017 and March 23, 2018, segregated between equity compensation plans approved by our stockholders and equity compensation plans not approved by our stockholders(a):

Plan Category	Date	Number of securities to be issued upon exercise of outstanding options/SARs	Weighted average exercise price of outstanding options/SARs	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	12/31/17	2,984,499(b)	$76.54(c)	4,896,855
	3/23/18	4,785,298(d)	$77.28(e)	2,680,854
Equity compensation plans not approved by security holders(f)	12/31/17	N/A	N/A	N/A
	3/23/18	N/A	N/A	N/A
(a)	Our common stock is issued to officers and key employees, long-term incentive awards and Company matches under our deferred compensation arrangements if elected by the employee. Any such awards are approved by our Compensation Committee, which is composed of five independent directors. Issuances to NEOs are disclosed in the section of this Proxy Statement in the Summary Compensation Table included in this Proxy Statement.
(b)	Includes approximately 359,000 shares related to SARs, 1.5 million shares related to RSUs and 1.1 million shares representing the target number of performance units that may be earned, assuming the target payout level is achieved.
(c)	Weighted average exercise price of 359,000 SARs outstanding.
(d)	Includes approximately 313,000 shares related to SARs, 2.6 million shares related to RSUs and 1.8 shares representing the target number of performance units that may be earned, assuming the target payout level is achieved.
(e)	Weighted average exercise price of 313,000 SARs outstanding.
(f)	There are no equity compensation plans, as defined by the NYSE, which have not been approved by our stockholders.

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PROPOSAL 2	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, we are submitting this proposal to stockholders for an advisory vote to approve the compensation of our NEOs as disclosed in the Proxy Statement in accordance with the compensation disclosure rules of the SEC. The executive compensation program is described in the Compensation Discussion and Analysis section beginning on page 30 and the other tables and narrative disclosures in this Proxy Statement.

The executive compensation program for the NEOs includes many best-practice features that are intended to enhance the alignment of compensation with the interests of Range’s stockholders:

What We Do

Seek Stockholder Engagement and Responsiveness	Maintain robust stock ownership goals for senior executives
Exercise negative discretion with declining company performance	Engage an independent compensation consultant to advise the committee
Majority of NEO compensation is at risk and performance based, which links pay to performance	Offer minimal use of perquisites
All long-term incentive awards are payable in stock	Dedicate time to executive succession planning and leadership development each year
Financial performance metrics underlying long-term incentive awards are objective and aligned with stockholders’ interests	Compensation Peer Group’s reviewed annually
Perform annual say-on-pay advisory vote for stockholders

Executive Compensation Program Objectives

In 2017, the Compensation Committee continued to strive to develop a compensation program not only to be consistent with industry practice but also to attract and retain outstanding executives by providing incentives to reward them for superior performance that supports Range’s long-term strategic objectives.

The 2017 executive compensation program is expected to:

●	Be highly aligned with stockholder interests;
●	Preserve performance accountability in both strong and weak commodity price environments;
●	Build long-term share ownerships;
●	Simplify the executive compensation program; and
●	Match or exceed prevailing governance standards for performance-based compensation.

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We are therefore asking stockholders to vote on the following resolution:

RESOLVED, that the stockholders approve the compensation of the NEOs as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis and the compensation tables.

Required Vote and Recommendation

As an advisory vote, the matter for which stockholders have the opportunity to vote under Proposal 2 is non-binding. Although the vote is non-binding, the Board of Directors and the Compensation Committee value the opinions of our stockholders and will carefully consider the outcome of the vote when making future compensation decisions for our NEOs.

If you own shares through a bank, broker or other holder of record, you must instruct them how to vote so that your vote can be counted on this proposal as uninstructed shares are not entitled to vote with regard to Proposal 2. The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote is required to approve this Proposal 2.

 The Board of Directors recommends a vote FOR Proposal 2

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PROPOSAL 3	RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has appointed Ernst & Young LLP as the independent registered public accounting firm to audit our consolidated financial statements as of and for the fiscal year ending December 31, 2018 and our internal controls over financial reporting and our Board of Directors has ratified that selection. From fiscal years 2003 through 2017, Ernst & Young LLP served as our independent registered public accounting firm and also provided certain tax and other services. Representatives of Ernst & Young LLP are expected to be present at the 2018 annual meeting and will have the opportunity to address the stockholders at the meeting if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

Required Vote and Recommendation

The affirmative vote of a majority of the shares of our common stock represented at the meeting in person or by proxy and entitled to vote on the proposal at the meeting is required for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2018. Abstentions have the effect of negative votes on this proposal. If the appointment is not ratified, our Audit Committee will consider whether it should select another independent registered public accounting firm.

 The Board of Directors recommends a vote FOR Proposal 3

Report of the Audit Committee

The Audit Committee of our Board of Directors is responsible for engaging our independent registered public accountants and for monitoring the integrity of our consolidated financial statements, our system of internal controls and the independence and performance of our independent registered public accountants. The Audit Committee also reviews internal audit activities, the scope of the audit coverage, the annual financial statements and such other matters with respect to the accounting, auditing and financial reporting practices and procedures as it may find appropriate or as have been brought to its attention. The Audit Committee is composed of four non-employee directors. The Committee operates under a written charter adopted and approved by our Board of Directors. Our Board of Directors, in its business judgment, has determined that all members of the Audit Committee are “independent” as required by the NYSE. Mr. Maxwell was designated as the “audit committee financial expert” primarily, but not solely, due to his prior experience as a CFO with public reporting companies. In addition, each of the other members of the Audit Committee, namely Ms. Cline, Mr. Dub and Mr. Innamorati, all qualify as a “financial expert” under the applicate standards.

Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent registered public accounting firm for 2017, Ernst & Young LLP, is responsible for performing an audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Ernst & Young LLP has been retained as our external auditor since 2003.

The Audit Committee held 6 meetings during 2017 including two in person meetings at which the Committee met with internal audit and the independent auditor with and without management present. The meetings involved the discussion of the audited consolidated financial statements of the year ended December 31, 2017, discussion of our 2017 quarterly consolidated financial statements and various aspects of our internal controls and financial reporting. The meetings were also designed to facilitate and encourage communication and gain a better understanding of the issues involved in the preparation of the financial statements between the Audit Committee, management and Ernst & Young LLP. The Audit Committee discussed with our independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of its examinations and its evaluations of our internal controls. The Audit Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2017 with management and Ernst & Young LLP. The Audit Committee has also discussed with our independent registered public accounting firm matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of our consolidated financial statements and the matters required to be discussed by Auditing Standard No. 1301, “Communication with Audit Committees.” The independent registered public accounting firm provided to us the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee regarding independence, and the Audit Committee discussed with them its independence from our Company. When considering Ernst & Young LLP’s independence, the Audit Committee considered whether its provision of services to our Company beyond those rendered in connection with its

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audit and review of the consolidated financial statements was compatible with maintaining its independence. The Audit Committee also reviewed the amount of fees paid to Ernst & Young LLP for audit, audit-related, tax and non-audit services.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent accountants. In connection with this evaluation, the Audit Committee takes into consideration the following factors: management’s perception of expertise and past performance, external data relating to audit quality, independence and appropriateness of fees. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent external audit firm. The Audit Committee periodically reviews and evaluates the performance of the lead audit partner and ensures the audit partner rotation as required by law. In conjunction with the mandated rotation of the lead audit partner, the Audit Committee is directly involved in the selection of a new lead engagement partner. The Audit Committee reviews and pre-approves the fees of the independent auditor for audit, audit-related, tax and permissible non-audit services. Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities discussed in this report and in the Audit Committee Charter, the Audit Committee recommended to our Board of Directors that our audited consolidated financial statements for the year ended December 31, 2017 be included in our Annual Report on Form 10-K filed with the SEC.

We are seeking our stockholders’ ratification of the appointment of Ernst & Young LLP to audit our financial statements and effectiveness of internal control over financial reporting for 2018 at the Annual Meeting. The Audit Committee and the Board believe the appointment of Ernst & Young LLP as our independent auditor for 2018 is in our best interests and in the best interests of our stockholders.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of auditing or accounting, including in respect of independent registered public accounting firm independence. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards that the financial statements are presented in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that Ernst & Young LLP is, in fact, “independent.”

This report has been furnished by the members of the Audit Committee.

Greg G. Maxwell, Chair

Brenda A. Cline

Anthony V. Dub

Robert A. Innamorati

Independent Registered Public Accountants

The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm to audit our consolidated financial statements as of and for the fiscal year ending December 31, 2018 and our internal controls over financial reporting. Our stockholders are being asked to ratify the appointment of Ernst & Young LLP at our annual meeting, pursuant to Proposal 3.

Representatives of Ernst & Young LLP are expected to be present at our annual meeting. Ernst & Young LLP representatives will have an opportunity to make a statement if they desire and are expected to be available to respond to any appropriate questions at our meeting.

Audit Fees

Our independent registered public accounting firm for 2017 and 2016 was Ernst & Young LLP. The fees billed to us by Ernst & Young LLP are shown in the table below.

	Year Ended December 31,
	2017	2016
Audit Fees	$2,966,994	$3,212,226
Audit Related Fees	2,160	1,995
Tax Fees	85,737	—
TOTAL	$3,054,891	$3,214,221

Audit fees consist of fees billed for professional services rendered for the audit of our annual financial statements and our internal controls over financial reporting, reviews of the financial statements included in our quarterly reports and services that are normally provided in connection with statutory and regulatory filings, including consents and other work associated with debt and equity offerings.

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Tax Fees

Tax fees shown in the table above consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include tax assistance regarding federal and state compliance, tax audit defense, mergers and acquisitions.

Pre-Approval Policy and Procedures

The Audit Committee must give prior approval to any management request for any amount or type of service (audit, audit-related and tax services or to the extent permitted by law, non-audit services) our independent registered public accounting firm provides. All audit, audit-related and tax services rendered by Ernst & Young LLP in 2017 were approved by our Audit Committee before Ernst & Young LLP was engaged for such services. No services of any kind were approved pursuant to a waiver permitted pursuant to 17 CFR 210.2-01(c)(7)(i)(C). Consultation and approval of such services for 2017 occurred during the regularly scheduled meetings of the Audit Committee or by other means of communication between management and the Audit Committee.

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PROPOSAL 4	A STOCKHOLDER PROPOSAL REQUESTING DISCLOSURE OF POLITICAL SPENDING BY THE COMPANY

The Nathan Cummings Foundation, 475 Tenth Avenue, 14th Floor New York, New York 10018, telephone (212) 787-7300, notified the Company, that as of December 8, 2017, it held over $2,000.00 worth of common stock of Range Resources Corporation and that it intends to present the following resolution at the annual meeting for action by the stockholders:

Resolved, that the shareholders of Range Resources Corp. (“Range Resources” or “Company”) hereby request that the Company provide a report, updated semiannually, disclosing the Company’s:

1.	Policies and procedures for making, with corporate funds or assets, contributions and expenditures (direct or indirect) to (a) participate or intervene in any political campaign on behalf of (or in opposition to) any candidate for public office, or (b) influence the general public, or any segment thereof, with respect to an election or referendum.
2.	Monetary and non-monetary contributions and expenditures (direct and indirect) used in the manner described in section 1 above, including:
a.	The identity of the recipient as well as the amount paid to each; and
b.	The title(s) of the person(s) in the Company responsible for decision-making related to these contributions and expenditures.

The report shall be presented to the board of directors or relevant board committee and posted on the Company’s website within 12 months of the date of the annual meeting. This proposal does not encompass spending on lobbying.

Supporting Statement by the Stockholder

As long-term shareholders of Range Resources, we support transparency and accountability in corporate political spending. This includes any activity considered intervention in a political campaign under the Internal Revenue Code, such as direct and indirect contributions to political candidates, parties or organizations, and independent expenditures or electioneering communications on behalf of federal, state or local candidates.

Disclosure is in the best interest of the Company and its shareholders. The Supreme Court recognized this in its 2010 Citizens United decision: “[D]isclosure permits citizens and shareholders to react to the speech of corporate entities in a proper way. This transparency enables the electorate to make informed decisions and give proper weight to different speakers and messages.”

Publicly available records show that, since the 2010 election cycle, the Company has contributed at least $2,046,254 to state or local candidates and their campaigns, and to groups that have filed notice of section 527 status with the Internal Revenue Service (CQ: http://moneyline.cq.com and National Institute on Money in State Politics: http://www.followthemoney.org).

However, relying on publicly available data does not provide a complete picture of the Company’s political spending. For example, the Company’s payments to trade associations that may be used for election-related activities are undisclosed and unknown. This proposal asks the Company to disclose all of its political spending, including payments to trade associations and other tax-exempt organizations, which may be used for political purposes. This would bring our Company into line with a growing number of leading companies, including Apache Corp. and Anadarko Petroleum Corp., which present this information on their websites.

The Company’s board and shareholders need comprehensive disclosure to fully evaluate the political use of corporate assets. We urge your support for this critical governance reform.

Statement by the Board of Directors Regarding Proposal No. 4

This proposal is included in the Proxy Statement for the third year in a row and was submitted by a stockholder owning 364 shares (valued at $5,332.60 as of March 23, 2018). Despite the fact that the proponent of the proposal has a very small ownership interest in the Company, senior management of the Company held extensive discussions with the proponent to attempt to address the proposal after it was presented at the Company’s 2016 annual meeting, where it failed to receive a majority vote. The Company voluntarily added a number of disclosures to its website in order to provide additional substantive details and transparency regarding the Company’s approach to political related spending in a good faith effort to address the issues raised by the proponent. Despite this effort, the proponent submitted essentially the same proposal as the prior year for the 2017 proxy in order to attempt to force the Company to disclose additional information that is not legally required to be disclosed and, in the view of the Company, is unnecessary, and possibly would be used in ways detrimental to the Company and its stockholders. Despite receiving a positive recommendation from two influential proxy advisory services the previous year, over 62% of the shares voted, voted against the proposal. The proponent, however, continues to insist on presenting this proposal again.

We believe it is important to constructively participate in the political process to further the best interests of our stockholders and create long-term stockholder value. As the Company explained in response to this proposal last year, Range is committed to maintaining the highest ethical standards in all endeavors and our approach to political engagement is guided by this basic belief.

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As with all our business activities, Range is committed to complying with all laws and regulations applicable to our political participation activities. We believe it is important for us to be engaged in the policymaking process by supporting public officials who understand our views on various issues significant to our industry in general, and our business operations in particular. While the politically related amount we spend annually is a very small portion of our total annual expenses (less than 1%), we nonetheless have a rigorous framework for our participation in political activity.

Range, in an effort to further our legitimate business interests, engages in the policymaking process by participating in various business and industry forums. This participation in organizations such as the Marcellus Shale Coalition, the U.S. Chamber of Commerce, the National Association of Manufacturers and other trade associations allows us to engage in collective and cost-efficient efforts to provide information to the general public and public officials regarding policymaking important to our business. This interaction allows for more informed legislative and regulatory action based upon an understanding of, and appreciation for, the oil and natural gas industry and the critical role the industry and our Company play at the regional, state and national level.

Range’s Code of Business Conduct and Ethics (which is posted on our website www.rangeresources.com) addresses the topic of political contributions. As stated in the Code, our position regarding political activities is “non-political and non-partisan,” and we adhere to all applicable legal requirements regarding these activities. Range established a Political Action Committee (PAC) under Pennsylvania law in 2009 and is fully compliant with all required reporting obligations. All of our employees are permitted to contribute to the PAC but all contributions are entirely voluntary; no employee is required to contribute. Further, no employee’s job performance or advancement opportunities are contingent in any manner on PAC participation. Our PAC makes relatively small contributions to individual candidates on a non-partisan basis at the local and state level. The PAC has contributed to candidates from both major political parties and party affiliation is not a criterion for any political spending made by the Company. Similarly, to the extent the Company makes direct contributions, it does so without regard to party affiliation and makes contributions to candidates or organizations whose approach to policy is consistent with the safe and efficient development of oil and gas resources. Range’s entire Board of Directors receives a report regarding the PAC’s recent activities at each of the Board’s regular meetings and is advised on any significant use of corporate funds for political purposes. We believe that this Board oversight is consistent with good governance practices and provides the level of oversight that ensures the Company’s funds are used in a way consistent with our policies. Further, any additional detailed public disclosure of such spending would not enhance the oversight of such spending but would only create the opportunity for criticism of the Company’s activities by partisan or agenda driven persons or organizations.

Given the existing polices and oversight, the Board of Directors believes that spending further corporate funds to prepare the report requested by the proposal would not be an effective and productive use of the Company’s time and limited resources.

Required Vote and Recommendation

The affirmative vote of a majority of the shares of our common stock represented at the meeting in person or by proxy and entitled to vote on the proposal at the meeting is required to approve the stockholder proposal set forth as Proposal 4. Uninstructed shares are not entitled to vote on this proposal; therefore, broker non-votes will not affect the outcome of this proposal. Abstentions have the effect of negative votes on this proposal.

 The Board of Directors recommends a vote AGAINST Proposal 4

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PROPOSAL 5	A STOCKHOLDER PROPOSAL REQUESTING PREPARATION OF A REPORT REGARDING METHANE EMISSIONS

Unitarian Universalist Association, 24 Farnsworth Street, Boston, MA 02210-1409, telephone 617-742-2100, is the owner of 130 shares of the Company’s common stock, (valued at $1,904.50 as of March 23,2018) and it has notified the Company that it intends to present the following resolution at the meeting for action by the stockholders:

Statement By the Proponent Regarding Proposal No. 5

WHEREAS:

We believe that reporting on environmental risk management increases company responsiveness to shareholders who are seeking information about the company’s response to current and evolving regulation, as well as to increasing public awareness of how corporate behavior can impact the environment.

Companies in the oil and gas industry face multiple types of risk from emissions of methane gas from their operations, including environmental and reputational risk. According to the Environmental Protection Agency, the oil and gas sector in the U.S. is the largest industrial source of methane emissions, contributing to 31% of U.S. methane emissions.

Methane gas emissions are a significant contributor to climate change. According to the Environmental Defense Fund, methane is a climate pollutant 84 times more powerful than carbon dioxide over a 20 year period and is responsible for one quarter of today’s global warming.

The International Energy Agency has identified minimizing methane emissions from upstream oil and gas production as one of four key global greenhouse gas mitigation opportunities to keep the world below a 2° Celsius temperature increase.

Because of their potency, unmanaged emissions of methane can undermine the positive environmental profile of natural gas and therefore harm its ability to play a positive role in solving climate change. Consequently, methane emissions can damage the product reputation of natural gas as a cleaner- burning fuel. This has negative long-term implications for demand, particularly when considering the growing competition from renewable energy.

Low-cost solutions to achieve methane emission reductions exist, including leak detection and repair technologies (LDAR). The World Energy Outlook 2017 analysis finds reduction potentials globally of 75%, with 40-50% of this reduction at net zero costs. The reduction of oil and gas methane emissions remains a cost-efficient way of reducing greenhouse gas emissions.

We believe a strong program of measurement, mitigation, target-setting, and disclosure supports continued market share, maximizes gas for sale, preserves natural gas’ favorable environmental profile, and bolsters shareholder value.

Range Resources has not provided adequate disclosure in public filings, on its website, or through a report, of the Company’s strategies to mitigate risk associated with the emission of methane gas from its operations.

RESOLVED: Shareholders request Range Resources issue a report (by September 2018, at reasonable cost, omitting proprietary information) that reviews the Company’s policies, actions and plans related to methane emissions management, including efforts to: measure, monitor, mitigate, disclose, utilize leak detection and repair (LDAR) technologies (including frequency, scope, and methodology).

Supporting Statement: We believe the report should include the leakage rate as a percentage of production, throughput, and or stored gas; management of high risk infrastructure; best practices; worst performing assets; environmental impact; reduction targets and methods to track progress over time. Best practice strategy would utilize real-time measurement and monitoring.

Statement By the Board of Directors’ Regarding Proposal No. 5

The Board of Directors recommends a vote “AGAINST” the above stockholder proposal for the following reasons:

This proposal, submitted on behalf of a stockholder who holds 130 shares (valued at $2,217.80 as of December 31, 2017), is substantively the same as a proposal presented in 2014, which was rejected by a significant margin with only 8 percent of shares which were voted at the 2014 annual meeting voting for the proposal.

●	Despite Range’s past efforts to explain the very limited nature of the potential sources of methane emissions from its operations, in re-submitting the proposal, apparently the proponent of the proposal does not recognize that the Company’s operations are such that they are not associated with potentially significant methane emissions.
●	Range has in place a “strong program of measurement, mitigation, target setting and disclosure” as called for under the proponent’s proposal.
●	Further, despite the very limited potential for Range to contribute to fugitive methane emissions, the Company proactively discloses information regarding methane emissions from the Company’s operations. This includes policies and procedures designed to mitigate potential releases and the Company publicly discloses estimated and field measured volumes of emissions. This data and specific actions are listed on the Company’s website at the following addresses: http://www.rangeresources.com/

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corp-responsibility/environment-health-and-safety/air-quality-best-practices and http://www.rangeresources.com/corp-responsibility/environment-health-and-safety/emission-reduction-and-reporting.

As stated in the Company’s Corporate Responsibility Report posted on its website, based on calculations by a third party expert, estimated greenhouse gas emissions (which includes all forms of greenhouse gas – not just methane) were less than one percent of the Company’s total 2016 production. 2016 conservatively calculated methane emissions constituted only 0.052% of our total 2016 gas production. The Company will disclose its 2017 results when the calculations have been completed.

Range has been a pioneer for implementing a variety of best-in-class practices and technologies to reduce and eliminate potential emissions, including methane. The proposal to set reduction targets for measured emissions that are only a fraction of 1 percent of the Company’s production is an attempt to impose standards that the Company has already effectively addressed. The Company has ongoing and considerable disclosure to stockholders of both its practices and favorable measured results related to controlling all forms of emissions. Additionally, emissions are reported yearly to both the EPA and State agencies. The proposal will do nothing to advance the Company’s continuous improvement efforts in this area or the reporting of such efforts and the effects to stockholders.

For operational efficiency and safety reasons, and at every stage of the drilling, completion and production process, the Company takes a number of steps to prevent the release of methane. To the extent it cannot be captured for sale, methane is captured or combusted (burned) through a closed loop system in accordance to regulatory standards thus minimizing releases. This method is recommended by both state and federal regulatory agencies as the safest way to manage emissions to limit GHG emissions.

The Company has adopted a number of beneficial operational practices including the use of plunger lift systems for liquids unloading, vapor recovery systems to eliminate sources of fugitive emissions and OGI camera program to determine which components could potentially leak and the Company regularly deploys imaging equipment to locate emission sources. These are in addition to regular and routine physical inspections of our facilities. As a result, the existence of fugitive methane emissions from the Company’s operations is extremely small and limited. An extensive list and explanation of these practices and procedures are included in the corporate responsibility section of the Company’s website.

Range’s expert consultants utilize two different methods of measuring emissions - an EPA recommended engineering analysis and, for our Marcellus Shale operations, a Pennsylvania Department of Environmental Protection methodology in the field and follows similar procedures in other areas of Range’s operations, which includes site-specific inspections of facilities, including methane, in our areas of operations. The results of these two methodologies are very consistent.

Range has conducted specific site measurements in Pennsylvania since 2008 for our Marcellus activity, which constituted the majority of Range’s operations, whether measured by capital expenditures or production for 2017. The Marcellus Shale is expected to drive Range’s production growth well into the future. Many of our innovations are developed in the Appalachia Division and when applicable used in other divisions.

Range believes using additional, unnecessary equipment to attempt measurement of such small volumes that Range already manages would be uneconomic and impracticable. Therefore, responding to this proposal would require an additional expensive analysis of thousands of individual field facilities when an analysis is already calculated to meet Environmental Protection Agency regulations and further validated and estimated based on Pennsylvania DEP regulations.

The Board believes that the long-term interests of stockholders are best served by the Company growing, managing and operating the business in a responsible manner that is focused on long-term value creation with due regard for the environment. The Company daily strives to operate responsibly in support of our stockholder’s long-term interests including focusing on its environmental impact and minimizing its impact where feasible therefore,

Required Vote and Recommendation

If presented, the affirmative vote of a majority of the shares of our common stock represented at the meeting in person or by proxy and entitled to vote on the proposal at the meeting is required to approve the stockholder proposal set forth as Proposal 5. Uninstructed shares are not entitled to vote on this proposal, therefore broker non-votes will not affect the outcome of this proposal. Abstentions have the effect of negative votes on this proposal.

 The Board of Directors recommends a vote AGAINST Proposal 5

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OTHER BUSINESS

The Company knows of no other business that will be presented for consideration at the meeting, but should any other matters be properly brought before the meeting, it is intended that the persons named in the accompanying proxy will vote such proxy at their discretion with regard to such matters.

STOCKHOLDER PROPOSALS FOR 2019
ANNUAL MEETING

Any stockholder desiring to present a stockholder proposal at our 2019 annual meeting and to have the proposal included in our proxy statement must send it to our Corporate Secretary at 100 Throckmorton Street, Suite 1200, Fort Worth, Texas 76102 so that it is received on or before December 7, 2018. All such proposals should be in compliance with the SEC regulations and our by-laws. We will only include in the proxy materials those stockholder proposals that we receive before the deadline and that are proper for stockholder action.

In addition, in accordance with our by-laws, any stockholder entitled to vote at our 2019 annual meeting of stockholders may propose business (other than proposals to be included in our proxy statement and proxy as discussed in the preceding paragraph) to be included on the agenda of, and properly presented for action at, the 2019 annual meeting only if written notice of such stockholder’s intent is given in accordance with the requirements of our by-laws. Such proposals must be submitted in writing and addressed to the attention of our Corporate Secretary at 100 Throckmorton Street, Suite 1200, Fort Worth, Texas 76102, no later than February 14, 2019 and no earlier than January 16, 2019. Pursuant to Rule 14a-4(c) of the Exchange Act, our Board of Directors may exercise discretionary voting authority under proxies solicited by it with respect to any matter properly presented by a stockholder at the 2019 annual meeting that the stockholder does not seek to have included in our proxy statement if (except as described in the following sentence) the proxy statement discloses the nature of the matter and how our Board of Directors intends to exercise its discretion to vote on such matter, unless we are notified of the proposal on or before February 14, 2019, and the stockholder satisfies the other requirements of Rule 14a-4(c)(2). If we first receive notice of such matter after February 14, 2019, and the matter nonetheless is permitted to be presented at the 2019 annual meeting, our Board of Directors may exercise discretionary voting authority with respect to any such matter without including any discussion of the matter in the proxy statement for the 2019 annual meeting. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements described above and other applicable requirements.

By Order of the Board of Directors

David P. Poole

Corporate Secretary

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FREQUENTLY ASKED QUESTIONS AND ANSWERS

Proxy Materials and Voting Information
1.	Why did I receive these proxy materials?

We are providing these materials in connection with the solicitation by Range’s Board of Directors of proxies to be voted at our 2018 Annual Meeting of Stockholders (the “Meeting”) and at any adjournment or postponement of the Meeting.

The Meeting will take place on May 16, 2018, beginning at 8:00 a.m. Central Time, at The Worthington Renaissance Hotel, Bur Oak Room, 200 Main Street, Fort Worth, Texas 76102.

2.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with Range’s registrar and transfer agent, Computershare Investor Services LLC, you are a stockholder of record with respect to these shares. If, as is more typical, your shares are held in a brokerage account or by your bank, broker or other third party, you are the beneficial owner of these shares.

Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a proxy from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

3.	What shares are included on the proxy card?

If you are a stockholder of record, you will receive only one proxy card for all the shares you hold of record in certificate form and in book-entry form.

If you are a Range employee, you will receive a proxy or voting instruction card for all the shares you may hold in the Range 401(k) Plan. Your proxy card will serve as a voting instruction card for the Plan trustee. If you do not specify your voting instructions on the proxy card, the Plan trustee will vote your shares in the same proportion as it votes shares for which it did receive timely instructions. To allow sufficient time for voting by the trustee, your voting instructions must be received no later than 5:00 p.m. Eastern Time on May 14, 2018.

4.	What different methods can I use to vote?

Voting In Person. Shares held in your name as the stockholder of record may be voted in person at the Meeting. Shares held beneficially in street name may be voted in person only if you obtain a proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions so that your vote will be counted if you later decide not to attend the Meeting.

By Written Proxy. All stockholders of record can vote by written proxy card. If you are a stockholder of record and receive a notice regarding the availability of proxy materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee.

By Telephone or Internet. All stockholders of record can vote by calling the toll-free telephone number on the proxy card. Please have your proxy card when you call. Voice prompts will direct you on how to vote your shares and will confirm that your voting instructions have been recorded properly.

Stockholders of record may also vote by accessing the website noted on the proxy card. Please have your proxy card when you go to the website.

Beneficial owners may vote by telephone or Internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or other nominee will include the instructions with the proxy materials.

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Default Voting. A proxy that is properly completed and returned will be voted at the Meeting in accordance with the instructions on the proxy. If you properly complete and return a proxy but do not indicate any voting instructions, your shares will be voted in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Meeting. If we propose to adjourn the Meeting, proxy holders will vote all shares for which they have voting authority in favor of adjournment. Our Board of Directors knows of no matters other than those stated in the Notice of Annual Meeting of Stockholders and described in the Proxy Statement to be presented for consideration at the annual meeting.

5.	What are my voting choices for each of the proposals to be voted at the 2018 Annual Meeting of Stockholders and what are the voting standards?
Proposal	Voting Choices and Board Recommendation	Voting Standard
Proposal 1. Election of Directors

● vote in favor of all nominees;

● vote in favor of specific nominees;

● vote against all nominees;

● vote against specific nominees;

● abstain from voting with respect to all nominees; or

● abstain from voting with respect to specific nominees.

The Board recommends a vote FOR each of the nominees.

Majority of votes cast
Proposal 2. Advisory Vote Concerning Executive Compensation

● vote in favor of the advisory proposal;

● vote against the advisory proposal; or

● abstain from voting on the advisory proposal.

The Board recommends a vote FOR the advisory proposal to approve executive compensation.

Majority of shares present and entitled to vote
Proposal 3. Ratification of the Appointment of Ernst & Young LLP	● vote in favor of the ratification; ● vote against the ratification; or ● abstain from voting on the ratification. The Board recommends a vote FOR the ratification.	Majority of shares present and entitled to vote
Proposal 4. To consider and vote on the stockholder proposal	● vote in favor of the proposal; ● vote against the proposal; or ● abstain from voting on the proposal The Board recommends a vote AGAINST the proposal.	Majority of shares present and entitled to vote
Proposal 5. If presented, to consider and vote on the stockholder proposal	● vote in favor of the proposal; ● vote against the proposal; or ● abstain from voting on the proposal The Board recommends a vote AGAINST the proposal.	Majority of shares present and entitled to vote
6.	What if I am a beneficial owner and do not give voting instructions to my broker?

As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee. If you do not provide voting instructions to your bank, broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered to vote.

Non-Discretionary Items. The election of directors, the advisory vote concerning executive compensation and the stockholder proposals, if presented, are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners.

Discretionary Items. The ratification of the appointment of Ernst & Young LLP as Independent Auditors is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on the proposal at their discretion.

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7.	How are abstentions and broker non-votes counted?

Proposal 1. Election of Directors. If you abstain from voting in the election of directors, you have not cast a vote and the abstention will not be counted in determining the outcome of the election. Broker non-votes are not considered a vote cast under our by-laws and will have no effect on the outcome of the election of directors.

Proposal 2. Advisory Vote to Approve Executive Compensation. If you abstain from voting on the advisory vote to approve executive compensation, you are considered present and entitled to vote, and your shares are considered in the calculation of whether Proposal 2 received the affirmative vote of a majority of shares present and entitled to vote. The effect of an abstention is a vote against Proposal 2. Broker non-votes will have no effect on the outcome of Proposal 2 because broker non-votes are not entitled to vote and are not considered in the calculation of a majority of shares present and entitled to vote.

Proposal 3. Ratification of Appointment of Ernst & Young LLP as Independent Auditors. If you abstain from voting on the ratification of Ernst & Young LLP as Range’s independent auditors, you are considered present and entitled to vote, and your shares are considered in the calculation of whether Proposal 3 received the affirmative vote of a majority of shares present and entitled to vote. The effect of an abstention is a vote against Proposal 3. Because Proposal 3 is a routine matter on which a broker has discretionary authority, no broker non-votes likely will result from this Proposal.

Proposal 4. To consider and vote on the stockholder proposal. If you abstain from voting on the stockholder proposal, you are considered present and entitled to vote, and your shares are considered in the calculation of whether Proposal 4 received the affirmative vote of a majority of shares present and entitled to vote. The effect of an abstention is a vote against Proposal 4. Broker non-votes will have no effect on the outcome of Proposal 4 because broker non-votes are not entitled to vote and are not considered in the calculation of a majority of shares present and entitled to vote.

Proposal 5. If presented, to consider and vote on the stockholder proposal. If you abstain from voting on the stockholder proposal, you are considered present and entitled to vote, and your shares are considered in the calculation of whether Proposal 5 received the affirmative vote of a majority of shares present and entitled to vote. The effect of an abstention is a vote against Proposal 5. Broker non-votes will have no effect on the outcome of Proposal 5 because broker non-votes are not entitled to vote and are not considered in the calculation of a majority of shares present and entitled to vote.

8.	What can I do if I change my mind after I vote my shares?

You may revoke your proxy prior to the completion of voting by:

●	Giving written notice to Range’s Corporate Secretary;
●	Delivering a valid, later-dated proxy or a later-dated vote by telephone or on the Internet in a timely manner; or
●	Voting by ballot at the annual meeting after written notice of revocation has been delivered to our Corporate Secretary.

If you hold your shares in a brokerage account or by other nominee and deliver voting instructions to the record holder of those shares, you may only revoke the voting of those shares in accordance with your instruction if the record holder revokes the original proxy as directed above and either resubmits a proxy reflecting your voting instructions or delivers to you a legal proxy giving you the right to vote the shares.

9.	Can I access the proxy materials on the Internet? How can I sign up for the electronic proxy delivery service?

We are distributing our proxy materials to certain stockholders via the Internet under the “notice and access” approach permitted by the Securities and Exchange Commission (the “SEC”). On or about April 6, 2018, we will mail to certain of our stockholders a notice of Internet availability of proxy materials with instructions explaining how to access our proxy statement and annual report and how to vote online. If you receive a notice of Internet availability by mail, you will not receive a printed copy of the proxy materials in the mail unless you request them by following the instructions for requesting such materials included in the notice of Internet availability.

Even if you do not participate in “notice and access,” the Notice of Annual Meeting and Proxy Statement are available on the Internet at www.proxyvote.com.

10.	Who counts the votes?

The individuals named as proxies will tabulate the votes and act as inspector of election.

11.	When will Range announce the voting results?

We will announce the preliminary voting results at the Annual Meeting of Stockholders. Range will report the final results in a Current Report on Form 8-K filed with the SEC within a few days after the meeting.

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12.	How are proxies solicited, and what is the cost?

We bear all expenses incurred in connection with the solicitation of proxies. We hired MacKenzie Partners, Inc. to assist with the solicitation of proxies for an estimated fee of $13,000.00 plus expenses. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock.

Our directors, officers and employees also may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

13.	What is householding?

As permitted by the Exchange Act, only one copy of this Proxy Statement is being delivered to stockholders residing at the same address, unless the stockholders have notified Range of their desires to receive multiple copies of the Proxy Statement. This is known as “householding.”

Upon oral or written request, we will promptly deliver a separate copy of the Proxy Statement to any stockholder residing at an address to which only one copy was mailed. Direct requests for additional copies for the current year or future years to our Corporate Secretary, 100 Throckmorton Street, Suite 1200, Fort Worth, Texas 76102 or our Investor Relations team at (817) 869-4258.

Stockholders of record residing at the same address and currently receiving multiple copies of the Proxy Statement may contact our registrar and transfer agent, Computershare, to request a single copy be mailed in the future.

Beneficial owners should contact their broker or bank.

14.	How can I vote at the meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at the annual Meeting, you will need to ask your bank, broker or other nominee to furnish you with a legal proxy, bring the legal proxy with you to the Meeting and hand it in with a signed ballot that will be provided to you at the Meeting. You will not be able to vote your shares at the Meeting without a legal proxy. If you do not have a legal proxy, you can still attend the Meeting.

We encourage you to vote your shares in advance, even if you intend to attend the Meeting. Please note that if you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the Meeting and vote in person or legally appoint another proxy to vote on your behalf.

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Company Documents, Communications and Stockholder Proposals
1.	How can I view copies of Range’s corporate documents and SEC filings?

Our Corporate Governance Guidelines, Board Committee Charters, Code of Business Conduct and Code of Ethics are available under the Corporate Governance section of our website at www.rangeresources.com and are available in printed form upon request by any stockholder. Our SEC filings are also posted on our website and, upon request, we will mail free of charge a copy of the Form 10-K to any stockholder. Direct such requests to our Investor Relations team at (817) 869-4258.

2.	How can I communicate with Range’s Board of Directors or Individual Directors?

Range’s Board of Directors welcomes contact from stockholders or others with an interest in the Company. Interested parties may communicate with the Lead Independent Director of our Board of Directors by submitting correspondence to the Corporate Secretary at Range Resources Corporation, 100 Throckmorton Street, Suite 1200, Fort Worth, Texas 76102, Attention: Lead Independent Director. Any confidential matters intended only for the Lead Independent Director may be submitted in a separately enclosed envelope marked “confidential.” Similarly, any correspondence to individual Board members or the Board as a whole can be submitted to the same address and such correspondence will be forwarded to the Board member(s) to whom the correspondence is addressed.

3.	How do I submit a proposal for action at the 2019 Annual Meeting of Stockholders?

A proposal to be acted upon at the 2019 Annual Meeting of Stockholders will only be acted upon:

●	If the proposal is to be included in the proxy statement, pursuant to Rule 14a-8 under the Exchange Act, the proposal is received by our Corporate Secretary on or before December 7, 2018 and the proposal meets the requirements of the applicable rules of the SEC and the requirements of our by-laws.
●	If the proposal is not to be included in the proxy statement according to our by-laws, the proposal is submitted in writing to our Corporate Secretary no earlier than January 16, 2019 and no later than February 14, 2019, and such proposal is, under Delaware General Corporation Law, an appropriate subject for stockholder action, and the notice relating to such proposal meets the requirement of our by-laws.
4.	How do I submit a candidate for election to the Board under the Company’s Proxy Access by-law?

In response to a stockholder proposal submitted to a vote of the Company’s stockholders in May 2015, the Company’s Board of Directors adopted new provisions of the Company’s by-laws to allow a stockholder or group of stockholders that meet certain criteria and requirements to nominate candidates for election to the Board and have such persons included in the Company’s proxy statement. If you wish to do so, you must submit the required information to the Company not less than one hundred and twenty (120) days nor more than one hundred and fifty (150) days prior to the first anniversary of the date that the Company first distributed its proxy statement to stockholders for the previous year’s Annual Meeting (i.e. April 6 for this proxy statement). Copies of the Company’s by-laws are available on the Company’s website at www.rangeresources.com or upon request addressed to the Company’s Corporate Secretary.

RANGE RESOURCES CORPORATION - 2018 Proxy Statement     76

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100 THROCKMORTON STREET SUITE 1200 FORT WORTH, TX 76102

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/15/2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/15/2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS DETACH
AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

	Nominees	For	Against	Abstain

1a.	Brenda A. Cline	☐	☐	☐

1b.	Anthony V. Dub	☐	☐	☐

1c.	Allen Finkelson	☐	☐	☐

1d.	James M. Funk	☐	☐	☐

1e.	Christopher A. Helms	☐	☐	☐

1f.	Robert A. Innamorati	☐	☐	☐

1g.	Greg G. Maxwell	☐	☐	☐

1h.	Kevin S. McCarthy	☐	☐	☐

1i.	Steffen E. Palko	☐	☐	☐

1j.	Jeffrey L. Ventura

The Board of Directors recommends you vote FOR proposals 2. and 3.		For	Against	Abstain

2.	A non-binding proposal to approve executive compensation philosophy (“say on pay”).	☐	☐	☐

3.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm as of and for the fiscal year ending December 31, 2018.	☐	☐	☐

The Board of Directors recommends you vote AGAINST proposals 4. and 5.		For	Against	Abstain

4.	Stockholder Proposal - requesting publication of a political spending report.	☐	☐	☐

5.	Stockholder Proposal-requesting publication of a methane emissions report.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, LLC or partnership, please sign in full corporate, company or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting and Proxy Statement and Form 10-K are available at www.proxyvote.com

RANGE RESOURCES CORPORATION Annual Meeting of Stockholders May 16, 2018 Proxy Solicited on Behalf of the Board of Directors

The undersigned appoints David P. Poole and David S. Goldberg, and each of them, his/her/its true and lawful agents and proxies with full power of substitution and revocation, solely to vote, as designated on the reverse side hereof, all the Common Stock of Range Resources Corporation which the undersigned has power to vote, with all powers which the undersigned possesses if personally present, at the Annual Meeting of Stockholders of Range Resources Corporation to be held on May 16, 2018, and at any adjournments thereof.

Please mark the appropriate boxes, SEE REVERSE SIDE. Any unmarked box will be voted in accordance with the Board of Directors’ recommendations. The shares cannot be voted unless the card is signed and returned.

This proxy is governed by Delaware law and is to be executed for the sole purpose of appointing proxies for the Range Resources Corporation 2018 Annual Meeting.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED E

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